As filed with the Securities and Exchange
                          Commission on April 27, 2012


                                                              File Nos. 33-18647
                                                                       811-05398

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 56          X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 57                 X


                  --------------------------------------------

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:

                                 (800) 221-5672

        ---------------------------------------------------------------

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York l0105

                    (Name and address of agent for service)
                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                               1200 G Street, NW
                                   Suite 350
                              Washington, DC 20005

      It is proposed that this filing will become effective (check appropriate box)


      |_|   Immediately upon filing pursuant to paragraph (b)
      |X|   On May 1, 2012 pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   On (date) pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   On (date) pursuant to paragraph (a) of Rule 485


      If appropriate, check the following box:

      ____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 56 relates solely to the Class A and Class B shares of the AllianceBernsteinDynamic Asset Allocation Portfolio , AllianceBernstein Intermediate Bond Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Global Thematic Growth Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio of the Registrant. No information in the Registrant's registration statement relating to the Class A and Class B shares of the AllianceBernstein Money Market Portfolio is amended or superseded hereby.

PROSPECTUS  |  MAY 1, 2012


AllianceBernstein Variable Products Series Fund, Inc.
Class A Prospectus

AllianceBernstein VPS



    Intermediate Bond Portfolio                                  Real Estate Investment Portfolio

    Large Cap Growth Portfolio                                   International Value Portfolio

    Growth and Income Portfolio                                  Small/Mid Cap Value Portfolio

    Growth Portfolio                                             Value Portfolio

    International Growth Portfolio                               Balanced Wealth Strategy Portfolio

    Global Thematic Growth Portfolio                             Dynamic Asset Allocation Portfolio

    Small Cap Growth Portfolio



This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                    Page
SUMMARY INFORMATION................................................   4

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS.  45

INVESTING IN THE PORTFOLIOS........................................  56

MANAGEMENT OF THE PORTFOLIOS.......................................  59

DIVIDENDS, DISTRIBUTIONS AND TAXES.................................  65

GLOSSARY...........................................................  66

FINANCIAL HIGHLIGHTS...............................................  67

APPENDIX A--BOND RATINGS........................................... A-1

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION........ B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------



ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .45%
Other Expenses                                                             .20%
                                                                           ----
Total Portfolio Operating Expenses                                         .65%
                                                                           ====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                               $ 66
After 3 Years                                                              $208
After 5 Years                                                              $362
After 10 Years                                                             $810
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 108% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as "junk bonds"). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures, forwards and swaps.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.


.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.



.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  7.79%   3.89%   3.77%   1.98%   3.93%   4.86%  -6.38%  18.51%   9.20%   6.64%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 8.00%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.23%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             6.64%   6.26%   5.25%
-----------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)  7.84%   6.50%   5.78%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Adviser

Shawn E. Keegan        Since 2007      Vice President of the Adviser

Alison M. Martier      Since 2005      Senior Vice President of the Adviser

Douglas J. Peebles     Since 2007      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .75%
Other Expenses                                                             .09%
                                                                           ----
Total Portfolio Operating Expenses                                         .84%
                                                                           ====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                             $   86
After 3 Years                                                            $  268
After 5 Years                                                            $  466
After 10 Years                                                           $1,037
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 89% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.


For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $0.1 billion to $417.5 billion as of December 31, 2011, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investments in smaller companies. Normally, the Portfolio invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's, net asset value, or NAV.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-30.64%  23.67%   8.62%  15.14%  -0.44%  13.92% -39.66%  37.52%  10.10%  -3.04%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 16.71%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -19.83%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             -3.04%  0.18%   0.75%
-----------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)   2.64%  2.50%   2.60%
-----------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Frank V. Caruso    Since March 2012   Senior Vice President of the Adviser

Vincent C. DuPont  Since March 2012   Senior Vice President of the Adviser

John H. Fogarty    Since March 2012   Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .55%
Other Expenses                                                             .05%
                                                                           ----
Total Portfolio Operating Expenses                                         .60%
                                                                           ====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                               $ 61
After 3 Years                                                              $192
After 5 Years                                                              $335
After 10 Years                                                             $750
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 76% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.


The Portfolio also invests in high-quality securities of non-U.S. issuers.



PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio's investments.



.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-22.05%  32.50%  11.46%   4.87%  17.29%   5.12%  -40.60% 20.82%  13.09%   6.32%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 17.55%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -20.17%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             6.32%  -1.93%   2.53%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  0.39%  -2.64%   3.89%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2001      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .75%
Other Expenses                                                             .25%
                                                                          -----
Total Portfolio Operating Expenses                                        1.00%
                                                                          =====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                             $  102
After 3 Years                                                            $  318
After 5 Years                                                            $  552
After 10 Years                                                           $1,225
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 97% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Portfolio's Investment Advisory Members (oversight group composed of senior investment professionals), senior sector analysts are responsible for the construction of the portfolio. This investment team allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

In addition to working with the senior sector analysts to review and assess the Portfolio's portfolio characteristics, the Investment Advisory Members' responsibility includes cross-fertilizing best practices and insight across the firm.


The Portfolio emphasizes investments in large- and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. Normally, the Portfolio invests in approximately 65-120 companies.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-28.08%  35.06%  14.73%  11.97%  -1.07%  13.02%  -42.43% 33.13%  15.06%   1.24%




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 15.36%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -22.09%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             1.24%   0.18%   2.22%
-----------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  2.64%   2.50%   2.60%
-----------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2008      Senior Vice President of the Adviser

Vadim Zlotnikov     Since 2008      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .75%
Other Expenses                                                             .19%
                                                                           ----
Total Portfolio Operating Expenses                                         .94%
                                                                           ====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                             $   96
After 3 Years                                                            $  300
After 5 Years                                                            $  520
After 10 Years                                                           $1,155
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 66% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Portfolio's Investment Advisory Members (oversight group composed of senior investment professionals), sector heads are responsible for the construction of the portfolio. This investment team allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

In addition to working with the sector heads to review and assess the Portfolio's portfolio characteristics, the Investment Advisory Members' responsibility includes cross-fertilizing best practices and insight across the firm.

Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies. The Portfolio normally invests in approximately 90-130 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

An additional index is included in the performance table to show how the Portfolio's performance compares with an index of the equity market performance of developed and emerging markets.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 -4.19%  43.46%  24.27%  20.84%  22.04%  18.13% -48.85%  39.58%  12.89%  -15.85%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.51%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.30%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                                 1 YEAR  5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
Portfolio                                                                        -15.85% -4.34%   7.71%
---------------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of
dividends net of non-U.S. withholding taxes)                                     -12.21% -4.09%   5.14%
---------------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of
dividends net of non-U.S. withholding taxes)                                     -13.71% -2.92%   6.31%
---------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Robert Alster        Since 2011         Senior Vice President of the Adviser

William A. Johnston  Since 2011         Senior Vice President of the Adviser

Daniel C. Roarty     Since March 2012   Senior Vice President of the Adviser

Tassos Stassopoulos  Since 2011         Senior Vice President of the Adviser

Christopher M. Toub  Since 2005         Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .75%
Other Expenses                                                             .19%
                                                                           ----
Total Portfolio Operating Expenses                                         .94%
                                                                           ====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                             $   96
After 3 Years                                                            $  300
After 5 Years                                                            $  520
After 10 Years                                                           $1,155
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 163% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.


The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds. Normally, the Portfolio invests in about 60-80 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 -41.70% 44.18%   5.38%   3.86%  8.64%   20.20%  -47.37% 53.49%  18.93%  -23.23%




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 21.43%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.59%, 3RD QUARTER, 2002.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                                                         1 YEAR  5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                                -23.23% -2.38%   -1.20%
---------------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                       -7.35%  -1.93%    4.24%
---------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Joseph G. Carson      Since 2009      Senior Vice President of the Adviser

Amy P. Raskin         Since 2009      Senior Vice President of the Adviser

Catherine D. Wood     Since 2009      Senior Vice President of the Adviser

Vadim Zlotnikov       Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .75%
Other Expenses                                                             .43%
                                                                          -----
Total Portfolio Operating Expenses                                        1.18%
                                                                          =====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                             $  120
After 3 Years                                                            $  375
After 5 Years                                                            $  649
After 10 Years                                                           $1,432
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 92% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2011, there were approximately 4,249 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $9.0 billion. Because the Portfolio's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.


The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Portfolio invests in about 95-125 companies broadly diversified by sector.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stock. The Portfolio may also invest in exchange-traded funds, reverse repurchase agreements and up to 20% of its total assets in rights or warrants. The Portfolio may use derivatives, such as options on securities and index options, to manage risk and to seek to generate additional returns.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-31.77%  48.90%  14.55%   5.24%  10.69%  14.08%  -45.54% 41.76%  36.90%   4.46%




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 20.66%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -29.52%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                     1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------
Portfolio                                             4.46%  4.72%   5.49%
----------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  -2.91%  2.09%   4.48%
----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2005      Senior Vice President of the Adviser

Samantha S. Lau        Since 2005      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .55%
Other Expenses                                                             .33%
                                                                           ----
Total Portfolio Operating Expenses                                         .88%
                                                                           ====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                             $   90
After 3 Years                                                            $  281
After 5 Years                                                            $  488
After 10 Years                                                           $1,084
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 114% of the average value of its portfolio.


PRINCIPAL STRATEGIES

Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers. In selecting real estate equity securities, the Adviser uses its fundamental and quantitative research to seek to identify companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.


The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.


.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  2.60%  39.30%  35.63%  11.67%  35.23% -14.53% -35.68%  29.46%  26.34%   9.03%




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 32.49%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -36.87%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             9.03%  -0.40%   11.12%
-----------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index
(reflects no deduction for fees, expenses, or taxes)  8.28%  -1.42%   10.20%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:



EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Eric J. Franco  Since March 2012   Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .75%
Other Expenses                                                             .07%
                                                                           ----
Total Portfolio Operating Expenses                                         .82%
                                                                           ====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                             $   84
After 3 Years                                                            $  262
After 5 Years                                                            $  455
After 10 Years                                                           $1,014
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 62% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.


The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.


The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:


..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 -5.15%  44.36%  25.12%  16.92%  35.38%   5.84%  -53.18% 34.68%  4.59%  -19.25%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 26.30%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.76%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                       1 YEAR  5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Portfolio                                              -19.25% -10.83%  4.33%
-------------------------------------------------------------------------------
MSCI EAFE Index (Net)
(reflects no deduction for fees, expenses, or taxes
except the reinvestment of dividends net of non-U.S.
withholding taxes)                                     -12.14%  -4.72%  4.67%
-------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Takeo Aso       Since March 2012   Senior Vice President of the Adviser

Sharon E. Fay   Since 2005         Senior Vice President of the Adviser

Avi Lavi        Since March 2012   Senior Vice President of the Adviser

Kevin F. Simms  Since 2002         Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .75%
Other Expenses                                                             .08%
                                                                           ----
Total Portfolio Operating Expenses                                         .83%
                                                                           ====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                             $   85
After 3 Years                                                            $  265
After 5 Years                                                            $  460
After 10 Years                                                           $1,025
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 70% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(R) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(R) Value Index.

Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2011, there were approximately 1,693 small- to mid-capitalization companies, representing a market capitalization range from approximately $37 million to approximately $7.463 billion.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Portfolio's portfolio, the Adviser looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, the Adviser's fundamental research analysts focus their research on the most attractive 20% of the universe.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.


The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.


The Adviser seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-U.S. companies.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:


..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  6.20%  41.26%  19.30%   6.91%  14.42%  1.71%  -35.58%  42.86%  26.91%  -8.39%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.75%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -26.95%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             -8.39%  1.71%   7.72%
-----------------------------------------------------------------------------
Russell 2500(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  -3.36% -0.58%   7.16%
-----------------------------------------------------------------------------
Russell 2500(R) Index
(reflects no deduction for fees, expenses, or taxes)  -2.51%  1.24%   6.57%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul         Since 2002      Senior Vice President of the Adviser

Andrew J. Weiner       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .55%
Other Expenses                                                             .16%
                                                                           ----
Total Portfolio Operating Expenses                                         .71%
                                                                           ====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                               $ 73
After 3 Years                                                              $227
After 5 Years                                                              $395
After 10 Years                                                             $883
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 62% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(R) Value Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing and position size for purchases and sales. Final stock selection decisions are made by the Chief Investment Officer and Director of Research and are implemented by the Senior Portfolio Managers. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed, when positive return trends are favorable.


The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-U.S. issuers.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a    28.94%  12.77%   5.74%  21.32%  -3.95%  -40.83%  21.12% 11.81%  -3.50%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 18.44%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -21.97%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                      SINCE
                                                     1 YEAR 5 YEARS INCEPTION
-----------------------------------------------------------------------------
Portfolio
(Inception Date: July 22, 2002)                      -3.50% -5.78%    4.51%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)   0.39% -2.64%    6.87%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Christopher W. Marx     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul          Since 2009      Senior Vice President of the Adviser

Greg L. Powell          Since 2011      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .55%
Other Expenses                                                             .11%
                                                                           ----
Total Portfolio Operating Expenses                                         .66%
                                                                           ====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                               $ 67
After 3 Years                                                              $211
After 5 Years                                                              $368
After 10 Years                                                             $822
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 94% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks (50% each).


In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio's investments in equity and debt, growth and value, and U.S. and non-U.S. components to vary in response to market conditions, but ordinarily, only by (+/-)5% of the Portfolio's net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Portfolio's net assets. The Portfolio's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of underlying market conditions.


The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.


Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-protected securities). These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's fixed-income securities will primarily be investment grade debt securities, but are expected to include lower-rated securities ("junk bonds") and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.


The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.


PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.


.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. ALLOCATION RISK: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio's net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

An additional index is included in the performance table to show how the Portfolio's performance compares with an index of fixed-income securities similar to those in which the Portfolio invests.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

                              Calendar Year End (%)

   02      03      04      05      06      07      08      09      10      11
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
   n/a     n/a     n/a    7.30%  13.92%   5.55% -30.01%  24.88%  10.61%  -2.81%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 15.07%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -14.72%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                                                                         SINCE
                                                                                                        1 YEAR 5 YEARS INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
Portfolio
(Inception Date: July 1, 2004)                                                                          -2.81% -0.17%    3.52%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, expenses, or taxes)                                                     2.11% -0.25%    3.54%
--------------------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                                                     7.84%  6.50%    5.74%
--------------------------------------------------------------------------------------------------------------------------------
60% S&P 500 Stock Index/40% Barclays Capital
U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                                                     4.69%  2.84%    4.86%
--------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2004      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2004      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



---------------------------------------------------------------------------------
Management Fees                                                              .70%
Other Expenses                                                              1.83%
Acquired Fund Fees and Expenses                                              .03%
                                                                          -------
Total Portfolio Operating Expenses Before Fee Waiver and Expense
 Reimbursement                                                              2.56%
                                                                          =======
Fee Waiver and Expense Reimbursement (a)                                  (1.68)%
                                                                          -------
Total Portfolio Operating Expenses After Fee Waiver and Expense
 Reimbursement                                                               .88%
                                                                          =======
---------------------------------------------------------------------------------



(a)The Adviser has agreed to waive its management fees and to bear expenses of the Portfolio through May 1, 2013, to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, from exceeding .85%, excluding any acquired fund fees and expenses. The fees waived and expenses borne by the Adviser from April 1, 2011 through April 1, 2012 may be reimbursed by the Portfolio until April 1, 2014. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the net expenses reflected in the table or cause the total of the payments to exceed the Portfolio's total initial offering expenses.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



-------------------------------------------------------------------------------
After 1 Year                                                             $   90
After 3 Years                                                            $  636
After 5 Years                                                            $1,209
After 10 Years                                                           $2,769
-------------------------------------------------------------------------------



PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 68% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests in a globally diversified portfolio of equity and debt securities and other financial instruments, and expects to enter into derivatives transactions, such as options, futures, forwards, or swaps to achieve market exposure. The Portfolio's neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-protected securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio's asset allocation and may make frequent adjustments to the Portfolio's exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio's exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser's assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio's equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio's equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio's fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio's overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives, such as futures, forwards and swaps, and to invest in exchange-traded funds ("ETFs") to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Portfolio's exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives and ETFs as the primary tool for adjusting the Portfolio's expense levels from its neutral weighting. In determining when and to what extent to enter into derivative transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations. The Adviser will consider the impact of derivatives in making its assessment of the Portfolio's risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. Dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio's investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Portfolio's investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically adjusted to reflect the Adviser's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. FOREIGN (NON-U.S.) RISK: The Portfolio's investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. LIQUIDITY RISK: Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. REAL ESTATE RISK: The Portfolio's investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

.. COMMODITY RISK: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
No performance information is provided for the Portfolio because it has not been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:



EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Daniel J. Loewy     Since 2011      Senior Vice President of the Adviser

Seth J. Masters     Since 2011      Senior Vice President of the Adviser

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies ("Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

     .   TAX INFORMATION


Each Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of each Portfolio. See the prospectus of the separate account of the participating insurance company for federal income tax information.


     .   PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
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This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolios' Statement of Additional Information ("SAI").

DERIVATIVES

Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.


A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:


.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The Portfolios' investments in forward contracts may include the following:


 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Portfolio, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).


.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".


.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".


 - Options on Securities. A Portfolio may purchase or write a put or call option on securities. A Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.


   Interest rate swap, swaption, cap, and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

..  OTHER DERIVATIVES AND STRATEGIES


 - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


 - Commodity-Linked Derivative Instruments. A Portfolio may invest in commodity-linked derivative instruments, including swaps, commodity options futures and options on futures. The value of a commodity-linked derivative instrument generally is based upon the price movements of a physical commodity, such as energy, mineral, or agricultural products, a commodity futures contract, a subset of commodities, a subset of commodity futures contracts or commodity index, or other economic variable based on changes in the value of commodities or the commodities markets.


 - Synthetic Foreign Equity Securities. The Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by a Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, a Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a structured instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.


   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these instruments.


CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES

A Portfolio may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


A Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Securities and Exchange Commission (the "Commission") guidelines, each Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-PROTECTED SECURITIES
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.


The value of IPS tends to react to changes in real interest rates. In general, the price of an IPS can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of IPS can fluctuate based on fluctuations in expectations of inflation. Interest payments on IPS can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Portfolio may invest in shares of ETFs (in certain cases, significantly) subject to the restrictions and limitations of the

Investment Company Act of 1940, as amended (the "1940 Act") or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in buying and selling the ETFs. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices, expenses that will be indirectly borne by the Portfolio. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their indices. The market value of an ETF's shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

A Portfolio may also invest in investment companies other than ETFs as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.


LOANS OF PORTFOLIO SECURITIES

For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Portfolio's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Portfolio in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Portfolio will invest cash collateral in a money market fund approved by the Portfolio's Board of Directors (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Portfolio's risk. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.


LOAN PARTICIPATIONS
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities, or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, and other types of mortgage-backed securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. The ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche", is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. The ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO will not invest in the lowest rated tranche of CMOs and REMICs.


Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.


A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO does not intend to invest in residual interests.


OTHER ASSET-BACKED SECURITIES
A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

PREFERRED STOCK

A Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred shares, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.


REAL ESTATE INVESTMENT TRUSTS (REITS)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.


REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

A Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES

A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.


VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A

"variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.


A Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.


ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investments in the Portfolios involve the special risk considerations described below.


BORROWINGS AND LEVERAGE
Certain of the Portfolios may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments, thereby reducing its NAV. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FOREIGN (NON-U.S.) SECURITIES

Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolios than that provided by U.S. laws.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


 Argentina                 Ghana                     Peru
 Belarus                   Hungary                   Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                Sri Lanka
 Croatia                   Lebanon                   Turkey
 Dominican Republic        Lithuania                 Ukraine
 Ecuador                   Malaysia                  Uruguay
 El Salvador               Mexico                    Venezuela
 Egypt                     Nigeria                   Vietnam
 Gabon                     Pakistan
 Georgia                   Panama




Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly referred to as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES

Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.

REAL ESTATE INVESTMENTS
Although the Portfolios do not invest directly in real estate, they invest in securities of real estate companies, including, in particular, ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO. Therefore, an investment in a Portfolio that makes such investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, a Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.


UNRATED SECURITIES
A Portfolio may invest in unrated fixed-income securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

FUTURE DEVELOPMENTS
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES

The ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES (VPS) FUND'S (the "Fund") Board may change a Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.


TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS

The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

INVESTING IN THE PORTFOLIOS
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HOW TO BUY AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may, from time to time, receive payments from Insurers in connection with the sale of the Portfolios' shares through the Insurers' separate accounts.


The purchase or sale of a Portfolio's shares is priced at the next determined NAV after the order is received in proper form.


The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers' customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Policy Regarding Short-Term Trading".


ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.

  Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.


ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.


OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


For 2012, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $500,000. In 2011, ABI paid additional payments of approximately $500,000 for the Portfolios.


  IF ONE MUTUAL FUND SPONSOR THAT OFFERS SHARES TO SEPARATE ACCOUNTS OF AN INSURER MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, THE INSURER MAY HAVE AN INCENTIVE TO RECOMMEND OR OFFER THE SHARES OF FUNDS OF ONE FUND SPONSOR OVER ANOTHER.

  PLEASE SPEAK WITH YOUR FINANCIAL INTERMEDIARY TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL INTERMEDIARY BY THE ADVISER, ABI AND BY OTHER MUTUAL FUND SPONSORS THAT OFFER SHARES TO INSURERS THAT MAY BE RECOMMENDED TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL INTERMEDIARY AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

  AIG SunAmerica
  Genworth Financial

  Great West Life & Annuity Company

  Lincoln Financial Distributors

  Merrill Lynch
  Metlife Investors Group Inc.
  Morgan Stanley Smith Barney
  Ohio National

  Pacific Life Insurance Co.

  Principal Financial Group
  Prudential Financial

  RiverSource Distributors
  SunLife Financial
  The Hartford
  Transamerica Capital

Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.


RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.


Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.


POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. ("ABIS") Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund,

  ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.


HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio's NAV is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolios' assets is available in the Portfolios' SAI.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2011, totaling more than $406 billion (of which over $80 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2011, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 24 of the nation's FORTUNE 100 companies), for public employee retirement funds in 32 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 33 registered investment companies managed by the Adviser, comprising 120 separate investment portfolios, with approximately 2.9 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2011, each of the Portfolios paid the Adviser as a percentage of average daily net assets:



                                                           FEE AS A PERCENTAGE OF
                                                             AVERAGE DAILY NET
PORTFOLIO                                                          ASSETS
---------------------------------------------------------------------------------
AllianceBernstein VPS Intermediate Bond Portfolio                   .45%
AllianceBernstein VPS Large Cap Growth Portfolio                    .75%
AllianceBernstein VPS Growth and Income Portfolio                   .55%
AllianceBernstein VPS Growth Portfolio                              .75%
AllianceBernstein VPS International Growth Portfolio                .75%
AllianceBernstein VPS Global Thematic Growth Portfolio              .75%
AllianceBernstein VPS Small Cap Growth Portfolio                    .75%
AllianceBernstein VPS Real Estate Investment Portfolio              .55%
AllianceBernstein VPS International Value Portfolio                 .75%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                 .75%
AllianceBernstein VPS Value Portfolio                               .55%
AllianceBernstein VPS Balanced Wealth Strategy Portfolio            .55%
AllianceBernstein VPS Dynamic Asset Allocation Portfolio*           .00%



*The Adviser waived its fees.

A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders (in the case of ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO and ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO) or in each Portfolio's semi-annual report to shareholders (in the case of each other Portfolio).


The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank V. Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio's portfolio (since 2001). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2007.

The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO are made by the Adviser's U.S. Core Fixed Income Investment Team. The U.S. Core Fixed Income Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.


The following table lists the persons within the U.S. Core Fixed Income Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Paul J. DeNoon; since 2009; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position as a portfolio manager
                                            since prior to 2007.

Shawn E. Keegan; since 2007; Vice           Vice President of the Adviser, with
President of the Adviser                    which he has been associated in a
                                            substantially similar capacity to his
                                            current position as a portfolio manager
                                            since prior to 2007.

Alison M. Martier; since 2005; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a substantially similar capacity to her
                                            current position as a portfolio manager
                                            since prior to 2007, and Director of
                                            Fixed-Income Senior Portfolio
                                            Management Team.

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Douglas J. Peebles; since 2007; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2007, Chief Investment
                                             Officer and Head of Fixed-Income.

Greg J. Wilensky; since 2005; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2007 and Director of
                                             Stable Value Investments.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's Investment Advisory Members. Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's large industry-focused equity analysts in the United States and abroad.


The following table lists the senior members of the investment team with the responsibility for day-to-day management of the Portfolio's portfolio, the year that each person assumed joint and primary responsibility for the Portfolio, and each person's principal occupation during the past five years:


                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                             THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Frank V. Caruso; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2007,
                                          and team leader of U.S. Growth
                                          Equities.

Vadim Zlotnikov; since 2008; Senior Vice  Senior Vice President and Chief Market
President of the Adviser                  Strategist of the Adviser. Previously, he
                                          was Chief Investment Officer of Growth
                                          Equities and Head of Growth Portfolio
                                          Analytics since 2008. Prior thereto, he
                                          was the Chief Investment Strategist for
                                          Sanford C. Bernstein's institutional
                                          research unit since prior to 2007.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO are made by the Adviser's Global Thematic Growth investment team, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team.


The following table lists the senior members of the Teams with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Joseph G. Carson; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity to his
                                           current position as a portfolio manager
                                           since prior to 2007 and Director of
                                           Global Economic Research on Fixed-
                                           Income.

Amy P. Raskin; since 2009; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                   with which she has been associated in
                                           a substantially similar capacity to her
                                           current position as a portfolio manager
                                           since prior to 2007. She is also Director
                                           of Research of U.S. Growth Equities
                                           since 2007.

Catherine D. Wood; since 2009; Senior      Senior Vice President of the Adviser,
Vice President of the Adviser              with which she has been associated in
                                           a substantially similar capacity to her
                                           current position as a portfolio manager
                                           since prior to 2007. She is also the
                                           Chief Investment Officer of Thematic
                                           Portfolios.

Vadim Zlotnikov; since 2009; Senior Vice   See above.
President of the Adviser



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO are made by the Adviser's International Growth sector heads, with oversight by the Adviser's International Growth Investment Advisory Members. Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a sector head dedicated to that sector. The sector heads rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.


The following table lists the sector heads with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio and each person's principal occupation during the past five years:


                                                PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Robert Alster; since 2011; Senior Vice      Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2007.

William A. Johnston, since 2011; Senior     Senior Vice President of
Vice President of the Adviser               AllianceBernstein Limited and a Senior
                                            Vice President of the Adviser, with
                                            which he has been associated since
                                            prior to 2007.

Daniel C. Roarty; since March 2012; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated
                                            since May 2011, and Technology Sector
                                            Head. Prior thereto, he was in research
                                            and portfolio management at Nuveen
                                            Investments since prior to 2007.

Tassos Stassopoulos; since 2011; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since November
                                            2007. Prior thereto, he was a
                                            Managing Director since 2005 and a
                                            senior analyst and sector head for Pan
                                            European Travel and Leisure coverage
                                            at Credit Suisse since prior to 2007.

                                             PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                           THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------
Christopher M. Toub; since 2005; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser            with which he has been associated in a
                                         substantially similar capacity as a
                                         portfolio manager since prior to 2007.


The day-to-day management of, and investment decisions for, each of the other Portfolios' portfolios are made by certain Senior Investment Management Teams or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

The following table lists the Senior Investment Management Teams or Investment Teams, as applicable, the persons within each Investment Policy Group or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

      PORTFOLIO AND                                    PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein VPS     Bruce K. Aronow; since    Senior Vice President of
 Small Cap Growth          2000; Senior Vice         the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 Small Cap Growth          and Small Cap Growth      in a substantially
 Investment Team           Team Leader               similar capacity to his
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2007.

                           N. Kumar Kirpalani;       Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2007.

                           Samantha S. Lau; since    Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     in a substantially
                                                     similar capacity to her
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2007.

                           Wen-Tse Tseng; since      Vice President of the
                           2006; Vice President of   Adviser, with which he
                           the Adviser               has been associated in a
                                                     substantially similar
                                                     capacity to his current
                                                     position as a portfolio
                                                     manager since prior to
                                                     2007.

 AllianceBernstein VPS     Eric J. Franco; since     Senior Vice President of
 Real Estate Investment    March 2012; Senior Vice   the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 REIT Senior Investment                              in a substantially
 Management Team                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2007.

 AllianceBernstein VPS     Takeo Aso; since March    Senior Vice President of
 International Value       2012; Senior Vice         the Adviser with which
 Portfolio                 President of the Adviser  he has been associated
 International Value                                 since prior to 2007. He
 Senior Investment                                   is also EAFE Director of
 Management Team                                     Value Research and
                                                     co-Director of Research
                                                     for Japan Value Equities
                                                     since 2012. Prior
                                                     thereto, Director of
                                                     Research for Japan Value
                                                     Equities since prior to
                                                     2007.

                           Sharon E. Fay; since      Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     since prior to 2007. She
                                                     is also Head of
                                                     AllianceBernstein
                                                     Equities since 2010 and
                                                     Chief Investment Officer
                                                     of Global Value Equities
                                                     since prior to 2007.

                           Avi Lavi; since March     Senior Vice President of
                           2012; Senior Vice         the Adviser with which
                           President of the Adviser  he has been associated
                                                     since prior to
                                                     2007. Global Director of
                                                     Value Research since
                                                     2012 and Chief
                                                     Investment Officer of UK
                                                     and European Value
                                                     Equities since prior to
                                                     2007.

                           Kevin F. Simms; since     Senior Vice President of
                           2001; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2007. He
                                                     is also Chief Investment
                                                     Officer of International
                                                     Value Equities since
                                                     2012 and was Co-Chief
                                                     Investment Officer of
                                                     the same service since
                                                     prior to 2007.

 AllianceBernstein VPS     James W. MacGregor;       Senior Vice President of
 Small/Mid Cap Value       since 2005; Senior Vice   the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 Small/Mid Cap Value                                 since prior to 2007. He
 Senior Investment                                   is also Chief Investment
 Management Team                                     Officer--Small- and
                                                     Mid-Cap Value Equities
                                                     and Chief Investment
                                                     Officer--Canadian Value
                                                     Equities.

                           Joseph G. Paul; since     Senior Vice President of
                           2002; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2007. He
                                                     is also Chief Investment
                                                     Officer--U.S. Large Cap
                                                     Value Equities, and
                                                     leader of North American
                                                     Value Equities and
                                                     Advanced Value. Until
                                                     2009, he was Chief
                                                     Investment
                                                     Officer--Small and
                                                     Mid-Cap Value Equities,
                                                     Co-Chief Investment
                                                     Officer of Real Estate
                                                     Investments, and Chief
                                                     Investment Officer of
                                                     Advanced Value since
                                                     prior to 2007.

      PORTFOLIO AND                                    PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
                           Andrew J. Weiner; since   Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2007. He
                                                     is also Director of
                                                     Research--Small- and
                                                     Mid-Cap Value Equities.

 AllianceBernstein VPS     Christopher W. Marx;      Senior Vice President of
 Value Portfolio           since 2005; Senior Vice   the Adviser, with which
 U.S. Value Senior         President of the Adviser  he has been associated
 Investment Management                               since prior to 2007.
 Team

                           Joseph G. Paul; since     See above.
                           2009; Senior Vice
                           President of the Adviser

                           Greg L. Powell; since     Senior Vice President of
                           2011; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2007. He
                                                     is also Director of
                                                     Research--U.S. Large Cap
                                                     Value Equities since
                                                     2010. Until 2010, he was
                                                     director of research of
                                                     Equity Hedge Fund
                                                     Strategies since prior
                                                     to 2007.

 AllianceBernstein VPS     Frank V. Caruso; since    See above.
 Large Cap Growth          March 2012; Senior Vice
 Portfolio                 President of the Adviser
 U.S. Large Cap Growth
 Investment Team

                           Vincent C. DuPont; since  Senior Vice President of
                           March 2012; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2007.

                           John H. Fogarty; since    Senior Vice President of
                           March 2012; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2007.

 AllianceBernstein VPS     Thomas J. Fontaine;       Senior Vice President of
 Balanced Wealth Strategy  since 2008; Senior Vice   the Adviser and Head of
 Portfolio                 President of the Adviser  Defined Contribution.
 Multi-Asset               and Head of Defined       Previously, Director of
 Solutions Team            Contribution              Research--Defined
                                                     Contribution. Prior
                                                     thereto, he was a
                                                     Director of Research for
                                                     the Adviser's Blend
                                                     Strategies team and
                                                     served as a senior
                                                     quantitative analyst
                                                     since prior to 2007.

                           Dokyoung Lee; since       Senior Vice President of
                           2008; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Director of           since prior to 2007 and
                           Research--Strategic       Director of
                           Asset Allocation          Research--Strategic
                                                     Asset Allocation since
                                                     2008.

                           Seth J. Masters; since    Senior Vice President of
                           2004; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Chief Investment      since prior to 2007 and
                           Officer of Asset          Chief Investment Officer
                           Allocation and Bernstein of Asset Allocation and Global Wealth Management Bernstein Global Wealth
                                                     Management.

                           Christopher H. Nikolich;  Senior Vice President of
                           since 2004; Senior Vice   the Adviser, with which
                           President of the Adviser he has been associated and Head of Research and since prior to 2007, and
                           Investment                Head of Research and
                           Design--Defined           Investment
                           Contribution              Design--Defined
                                                     Contribution.

                           Patrick J. Rudden; since  Senior Vice President of
                           2009; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Head of Blend         since prior to 2007, and
                           Strategies                Head of Blend
                                                     Strategies. Prior
                                                     thereto, he was Head of
                                                     Institutional Investment
                                                     Solutions within the
                                                     Blend Team.

 AllianceBernstein VPS     Daniel J. Loewy; since    Senior Vice President of
 Dynamic Asset Allocation  2011; Senior Vice         the Adviser with which
 Portfolio                 President of the Adviser  he has been associated
 Dynamic Asset Allocation                            since prior to 2007;
 Team                                                Co-Chief Investment
                                                     Officer and Director of
                                                     Research of Dynamic
                                                     Asset Allocation
                                                     Strategies within the
                                                     Blend Strategies team.

                           Seth J. Masters; since    See above.
                           2011; Senior Vice
                           President of the Adviser



Additional information about the portfolio managers may be found in the Portfolios' SAI.

PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS

Certain of the investment teams employed by the Adviser in managing the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed-Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO they manage. The Equity and Fixed-Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO, as a registered investment company, is subject and which, if applicable to the Equity and Fixed-Income Historical Accounts, may have adversely affected the performance of the Equity and Fixed-Income Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Equity and Fixed-Income Historical Accounts managed by investment teams that manage the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets. Performance data is shown for the period during which the relevant investment team of the Adviser managed the Equity and Fixed-Income Historical Accounts through December 31, 2011. The aggregate assets for the Equity and Fixed-Income Historical Accounts managed by each investment team as of December 31, 2011 are also shown. Each of an investment team's Equity and Fixed-Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Equity and Fixed-Income Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO, which may be higher than the fees imposed on the Equity and Fixed-Income Historical Accounts, and will reduce the returns of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity and Fixed-Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset-weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed-Income Historical Accounts may produce different results, and the results for different periods may vary.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed-Income Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO managed by that investment team relative to the index would be reduced by the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO'S Contractholders of income taxes.


The following performance data is provided solely to illustrate each investment team's performance in managing the Equity and Fixed-Income Historical Accounts as measured against certain broad-based market indices.


These indices are described in the "Glossary" below except for the FTSE EPRA/NAREIT Developed Global Real Estate Index ("FTSE EPRA/NAREIT Developed Index"). FTSE EPRA/NAREIT Developed Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The performance of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO will be affected both by the performance of each investment team managing a portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets and by the Adviser's allocation of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO were to perform relatively poorly, and/or if the Adviser were to allocate more of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio to relatively poorly performing investment teams, the performance of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO would suffer. Investors should not rely on the performance data of the Equity and Fixed-Income Historical Accounts as an indication of future performance of all or any portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S performance. The use of methodology different from that used to calculate performance could result in different performance data.

EQUITY AND FIXED-INCOME HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------

NET OF FEES PERFORMANCE

For periods ended December 31, 2011, with their Aggregate Assets as of December 31, 2011



INVESTMENT TEAMS AND                           ASSETS                                        SINCE   INCEPTION
BENCHMARKS                                  (IN MILLIONS) 1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION   DATES
--------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------
US Large Cap Growth                           $2,836.20    -2.28% 13.68%    0.14%  0.99%    12.34%*  12/31/77
Russell 1000 Growth Index                                   2.64% 18.02%    2.50%  2.59%       N/A
--------------------------------------------------------------------------------------------------------------
US Large Cap Value                            $3,567.80    -3.30%  9.70%   -5.57%  2.47%     3.40%    3/31/99
Russell 1000 Value Index                                    0.39% 11.55%   -2.64%  3.89%     3.58%
--------------------------------------------------------------------------------------------------------------
International Large Cap Growth                  $799.80   -21.84%  2.51%   -8.87%  1.38%     3.95%   12/31/90
MSCI EAFE Index                                           -12.14%  7.65%   -4.72%  4.67%     4.91%
--------------------------------------------------------------------------------------------------------------
International Large Cap Value                 $1,761.40   -20.05%  4.43%  -11.02%  4.50%     4.18%    3/31/01
MSCI EAFE Index                                           -12.14%  7.65%   -4.72%  4.67%     3.43%
--------------------------------------------------------------------------------------------------------------
Global Real Estate                           $13,397.00    -7.11% 14.66%   -4.63%    N/A     8.47%    9/30/03
FTSE EPRA/NAREIT Developed Index                           -5.82% 16.17%   -5.28%    N/A     8.31%
--------------------------------------------------------------------------------------------------------------
FIXED INCOME
--------------------------------------------------------------------------------------------------------------
Intermediate Duration Bonds                     $229.30     7.04%  9.76%    6.39%  5.58%     6.94%   12/31/86
Barclays Capital U.S. Aggregate Bond Index                  7.84%  6.77%    6.50%  5.78%     7.18%
--------------------------------------------------------------------------------------------------------------



*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/11 were 12.31% and 10.41%, respectively.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


The Portfolios declare dividends on their shares at least annually. The income and capital gains distributions are expected to be made in shares of each Portfolio.


See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY
--------------------------------------------------------------------------------

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

FIXED-INCOME SECURITIES are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.


BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX provides a measure of the performance of the U.S. Dollar-denominated, investment grade bond market, which includes U.S. government bonds, corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly for sale in the United States.

FTSE NAREIT EQUITY REIT INDEX is an index of publicly traded REITs that own commercial property.

MSCI AC WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets excluding the United States and Canada.

MSCI WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure developed-market equity performance throughout the world.

RUSSELL 1000(R) GROWTH INDEX measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values.

RUSSELL 2500(R) INDEX measures the performance of the small- to mid-capitalization segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership.

RUSSELL 2500(R) VALUE INDEX measures the performance of the small- to mid-capitalization value segment of the U.S. equity universe. It includes those Russell 2500(R) companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 3000(R) GROWTH INDEX measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000(R) companies with higher price-to-book ratios and higher forecasted growth values.


S&P 500 INDEX is a stock market index containing the stocks of 500 large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.




ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                                         2011        2010        2009       2008       2007
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.39  $  11.98     $  10.50   $  11.78    $ 11.78
                                                                       --------  --------     --------   --------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .42       .48          .52        .51        .54
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .38       .60         1.37      (1.22)       .01
Contributions from Adviser                                                  -0-       -0-          -0-        .00(b)     -0-
                                                                       --------  --------     --------   --------    -------
Net increase (decrease) in net asset value from operations                  .80      1.08         1.89       (.71)       .55
                                                                       --------  --------     --------   --------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.60)     (.67)        (.41)      (.57)      (.55)
Distributions from net realized gain on investment transactions            (.05)      -0-          -0-        -0-        -0-
                                                                       --------  --------     --------   --------    -------
Total dividends and distributions                                          (.65)     (.67)        (.41)      (.57)      (.55)
                                                                       --------  --------     --------   --------    -------
Net asset value, end of period                                         $  12.54  $  12.39     $  11.98   $  10.50    $ 11.78
                                                                       ========  ========     ========   ========    =======
TOTAL RETURN
Total investment return based on net asset value(c)                        6.64%     9.20%*      18.51%*    (6.38)%*    4.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $106,028  $119,599     $129,647   $129,111    $66,305
Ratio to average net assets of:
 Expenses                                                                   .65%      .68%(d)      .69%       .64%       .78%
 Net investment income                                                     3.42%     3.90%(d)     4.69%      4.72%      4.58%
Portfolio turnover rate                                                     108%       94%         102%       106%        90%
-----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.04%, 0.01% and 0.09%, respectively.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                          2011        2010       2009       2008       2007
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  27.79   $  25.36     $  18.47  $  30.61   $  26.87
                                                                       --------   --------     --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                             .09        .07          .10       .04       (.01)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     (.93)      2.48         6.82    (12.18)      3.75
                                                                       --------   --------     --------  --------   --------
Net increase (decrease) in net asset value from operations                 (.84)      2.55         6.92    (12.14)      3.74
                                                                       --------   --------     --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.09)      (.12)        (.03)      -0-        -0-
                                                                       --------   --------     --------  --------   --------
Net asset value, end of period                                         $  26.86   $  27.79     $  25.36  $  18.47   $  30.61
                                                                       ========   ========     ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)*                      (3.04)%    10.10%       37.52%   (39.66)%    13.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $166,654   $200,977     $211,940  $181,452   $395,655
Ratio to average net assets of:
 Expenses                                                                   .84%       .85%(c)      .88%      .84%       .82%
 Net investment income (loss)                                               .33%       .29%(c)      .47%      .17%      (.03)%
Portfolio turnover rate                                                      89%       105%          97%       89%        92%
------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007 by 0.46%,
  0.58%, 1.96%, 2.10% and 0.39%, respectively.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                          2011        2010        2009       2008        2007
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  17.19   $  15.20     $  13.10   $  26.82    $  27.19
                                                                       --------   --------     --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .27        .20          .21        .30         .39
Net realized and unrealized gain (loss) on investment transactions          .83       1.79         2.47      (9.77)        .97
Contributions from Adviser                                                  -0-        -0-          -0-        .00(b)      .06
                                                                       --------   --------     --------   --------    --------
Net increase (decrease) in net asset value from operations                 1.10       1.99         2.68      (9.47)       1.42
                                                                       --------   --------     --------   --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.24)       -0-         (.58)      (.45)       (.41)
Distributions from net realized gain on investment transactions             -0-        -0-          -0-      (3.80)      (1.38)
                                                                       --------   --------     --------   --------    --------
Total dividends and distributions                                          (.24)       -0-         (.58)     (4.25)      (1.79)
                                                                       --------   --------     --------   --------    --------
Net asset value, end of period                                         $  18.05   $  17.19     $  15.20   $  13.10    $  26.82
                                                                       ========   ========     ========   ========    ========
TOTAL RETURN
Total investment return based on net asset value(c)                        6.32%*    13.09%*      20.82%*   (40.60)%*     5.12%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $138,731   $201,521     $215,085   $211,920    $456,159
Ratio to average net assets of:
 Expenses                                                                   .60%       .63%(d)      .63%       .62%        .59%
 Net investment income                                                     1.52%      1.30%(d)     1.58%      1.61%       1.43%
Portfolio turnover rate                                                      76%        66%         125%       184%         74%
---------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.13%, 0.27%, 0.54% and
  0.46%, respectively.

**Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19%.

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                         2011       2010       2009       2008      2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 20.15   $ 17.56     $ 13.19   $ 22.91    $ 20.27
                                                                       -------   -------     -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            .03       .03         .04      (.04)      (.05)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .22      2.61        4.33     (9.68)      2.69
                                                                       -------   -------     -------   -------    -------
Net increase (decrease) in net asset value from operations                 .25      2.64        4.37     (9.72)      2.64
                                                                       -------   -------     -------   -------    -------
LESS: DIVIDENDS
Dividends from net investment income                                       -0-      (.05)        -0-       -0-        -0-
                                                                       -------   -------     -------   -------    -------
Net asset value, end of period                                         $ 20.40   $ 20.15     $ 17.56   $ 13.19    $ 22.91
                                                                       =======   =======     =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(b)                       1.24%*   15.06%*     33.13%*  (42.43)%*   13.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $30,833   $37,198     $37,948   $33,992    $75,834
Ratio to average net assets of:
 Expenses                                                                 1.00%     1.00%(c)    1.06%      .94%       .90%
 Net investment income (loss)                                              .17%      .15%(c)     .28%     (.22)%     (.23)%
Portfolio turnover rate                                                     97%      121%        197%      103%        60%
---------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.07%, 0.22%, 0.41% and
  0.03%, respectively.

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                          2011        2010       2009       2008        2007
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 18.42    $  16.66     $  12.52  $ 24.89    $  30.37
                                                                       -------    --------     --------  -------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .26         .18          .22      .38         .20
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (3.08)       1.92         4.59   (12.35)       5.16
Contributions from Adviser                                                 .00(b)      -0-          -0-      .00(b)      -0-
                                                                       -------    --------     --------  -------    --------
Net increase (decrease) in net asset value from operations               (2.82)       2.10         4.81   (11.97)       5.36
                                                                       -------    --------     --------  -------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.52)       (.34)        (.67)     -0-        (.56)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-         -0-          -0-     (.40)     (10.28)
                                                                       -------    --------     --------  -------    --------
Total dividends and distributions                                         (.52)       (.34)        (.67)    (.40)     (10.84)
                                                                       -------    --------     --------  -------    --------
Net asset value, end of period                                         $ 15.08    $  18.42     $  16.66  $ 12.52    $  24.89
                                                                       =======    ========     ========  =======    ========
TOTAL RETURN
Total investment return based on net asset value(c)                     (15.85)%     12.89%       39.58%  (48.85)%*    18.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $90,912    $126,339     $124,335  $80,458    $165,642
Ratio to average net assets of:
 Expenses                                                                  .94%        .93%(d)      .99%     .98%       1.21%(d)
 Net investment income                                                    1.53%       1.08%(d)     1.55%    1.93%        .66%(d)
Portfolio turnover rate                                                     66%        104%         118%      90%        126%
--------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2008 by 0.01%.

ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                          2011       2010        2009       2008       2007
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 19.47    $ 16.73     $ 10.90    $ 20.71     $ 17.23
                                                                       -------    -------     -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            .02        .12         .07        .00(b)     (.03)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (4.52)      2.98        5.76      (9.81)       3.51
Contributions from Adviser                                                 -0-        -0-         .00(b)     .00(b)      -0-
                                                                       -------    -------     -------    -------     -------
Net increase (decrease) in net asset value from operations               (4.50)      3.10        5.83      (9.81)       3.48
                                                                       -------    -------     -------    -------     -------
LESS DIVIDENDS
Dividends from net investment income                                      (.10)      (.36)        .00        .00         .00
                                                                       -------    -------     -------    -------     -------
Net asset value, end of period                                         $ 14.87    $ 19.47     $ 16.73    $ 10.90     $ 20.71
                                                                       =======    =======     =======    =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)                     (23.23)%*   18.93%*     53.49%*+  (47.37)%*    20.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $42,094    $66,302     $65,358    $39,933     $93,919
Ratio to average net assets of:
 Expenses                                                                  .94%       .99%(d)    1.00%       .93%        .93%
 Net investment income (loss)                                              .10%       .69%(d)     .52%       .00%(e)    (.15)%
Portfolio turnover rate                                                    163%       117%        215%       141%        132%
------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Amount is less than .005%.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, by 0.04%, 0.04%, 0.15% and
  0.03%, respectively.

+ Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio's performance for the year ended December 31, 2009 by 0.01%.

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                               2011        2010       2009       2008      2007
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 16.36   $ 11.95      $  8.43   $ 15.48    $ 13.57
                                                             -------   -------      -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.15)     (.13)        (.13)     (.13)      (.12)
Net realized and unrealized gain (loss) on investment
 transactions                                                    .88      4.54         3.65     (6.92)      2.03
Contributions from Adviser                                       -0-       -0-          -0-       .00(b)     -0-
                                                             -------   -------      -------   -------    -------
Net increase (decrease) in net asset value from operations       .73      4.41         3.52     (7.05)      1.91
                                                             -------   -------      -------   -------    -------
Net asset value, end of period                               $ 17.09   $ 16.36      $ 11.95   $  8.43    $ 15.48
                                                             =======   =======      =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)             4.46%*   36.90%*      41.76%*  (45.54)%*   14.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $29,369   $29,018      $22,876   $18,003    $39,867
Ratio to average net assets of:
 Expenses                                                       1.18%     1.37%(d)     1.62%     1.32%      1.20%
 Net investment loss                                            (.85)%   (1.00)%(d)   (1.33)%   (1.02)%     (.81)%
Portfolio turnover rate                                           92%       95%         106%      129%        88%
------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.09%, 0.05%, 0.28% and
  0.40%, respectively.

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

                                                               2011       2010       2009     2008      2007
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 12.02   $  9.64     $  7.86  $ 16.23   $ 22.83
                                                             -------   -------     -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .11       .23         .19      .26       .22
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  1.02      2.30        1.98    (4.38)    (2.91)
                                                             -------   -------     -------  -------   -------
Net increase (decrease) in net asset value from operations      1.13      2.53        2.17    (4.12)    (2.69)
                                                             -------   -------     -------  -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.18)     (.15)       (.23)    (.26)     (.30)
Distributions from net realized gain on investment
 transactions                                                  (1.39)      .00        (.16)   (3.99)    (3.61)
                                                             -------   -------     -------  -------   -------
Total dividends and distributions                              (1.57)     (.15)       (.39)   (4.25)    (3.91)
                                                             -------   -------     -------  -------   -------
Net asset value, end of period                               $ 11.58   $ 12.02     $  9.64  $  7.86   $ 16.23
                                                             =======   =======     =======  =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)             9.03%*   26.34%      29.46%  (35.68)%  (14.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $63,093   $66,493     $38,317  $24,082   $50,015
Ratio to average net assets of:
 Expenses                                                        .88%      .87%(c)    1.25%    1.01%      .85%
 Net investment income                                           .91%     2.15%(c)    2.50%    2.13%     1.09%
Portfolio turnover rate                                          114%      132%         94%      46%       51%
---------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2011 by 0.06%.

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                               2011        2010       2009       2008      2007
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 14.90   $  14.70     $  11.05  $  25.14   $  24.96
                                                             -------   --------     --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .36        .27          .29       .54        .43
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (3.19)       .39+        3.54    (13.15)      1.07
                                                             -------   --------     --------  --------   --------
Net increase (decrease) in net asset value from operations     (2.83)       .66         3.83    (12.61)      1.50
                                                             -------   --------     --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.56)      (.46)        (.18)     (.23)      (.31)
Distributions from net realized gain on investment
 transactions                                                    -0-        -0-          -0-     (1.25)     (1.01)
Tax return of capital                                           (.01)       -0-          -0-       -0-        -0-
                                                             -------   --------     --------  --------   --------
Total dividends and distributions                               (.57)      (.46)        (.18)    (1.48)     (1.32)
                                                             -------   --------     --------  --------   --------
Net asset value, end of period                               $ 11.50   $  14.90     $  14.70  $  11.05   $  25.14
                                                             =======   ========     ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)           (19.25)%     4.59%       34.68%   (53.18)%     5.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $62,003   $104,274     $179,342  $155,183   $219,691
Ratio to average net assets of:
 Expenses                                                        .82%       .85%(c)      .83%      .81%       .81%
 Net investment income                                          2.55%      1.94%(c)     2.40%     2.98%      1.68%
Portfolio turnover rate                                           62%        52%          52%       36%        23%
------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

+ Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                                          2011        2010       2009      2008      2007
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  16.95   $  13.41     $   9.92  $ 17.11   $  18.08
                                                                       --------   --------     --------  -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .09        .08          .08      .13        .11
Net realized and unrealized gain (loss) on investment transactions        (1.50)      3.52         4.01    (5.63)       .36
                                                                       --------   --------     --------  -------   --------
Net increase (decrease) in net asset value from operations                (1.41)      3.60         4.09    (5.50)       .47
                                                                       --------   --------     --------  -------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.08)      (.06)        (.12)    (.11)      (.17)
Distributions from net realized gain on investment transactions             -0-        -0-         (.48)   (1.58)     (1.27)
                                                                       --------   --------     --------  -------   --------
Total dividends and distributions                                          (.08)      (.06)        (.60)   (1.69)     (1.44)
                                                                       --------   --------     --------  -------   --------
Net asset value, end of period                                         $  15.46   $  16.95     $  13.41  $  9.92   $  17.11
                                                                       ========   ========     ========  =======   ========
TOTAL RETURN
Total investment return based on net asset value(b)                       (8.39)%    26.91%       42.86%  (35.58)%     1.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $151,754   $174,068     $134,291  $99,957   $146,350
Ratio to average net assets of:
 Expenses                                                                   .83%       .84%(c)      .87%     .86%       .83%
 Net investment income                                                      .56%       .56%(c)      .70%     .95%       .59%
Portfolio turnover rate                                                      70%        54%          58%      49%        32%
----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                                         2011      2010      2009      2008      2007
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.84   $ 8.97     $ 7.67   $ 13.92    $15.08
                                                                       ------   ------     ------   -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .17      .12        .16       .27       .32
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (.50)     .93       1.41     (5.62)     (.85)
                                                                       ------   ------     ------   -------    ------
Net increase (decrease) in net asset value from operations               (.33)    1.05       1.57     (5.35)     (.53)
                                                                       ------   ------     ------   -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.14)    (.18)      (.27)     (.28)     (.21)
Distributions from net realized gain on investment transactions           -0-      -0-        -0-      (.62)     (.42)
                                                                       ------   ------     ------   -------    ------
Total dividends and distributions                                        (.14)    (.18)      (.27)     (.90)     (.63)
                                                                       ------   ------     ------   -------    ------
Net asset value, end of period                                         $ 9.37   $ 9.84     $ 8.97   $  7.67    $13.92
                                                                       ======   ======     ======   =======    ======
TOTAL RETURN
Total investment return based on net asset value(b)                     (3.50)%  11.81%*    21.12%*  (40.83)%*  (3.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,517   $1,707     $1,594   $ 1,490    $3,305
Ratio to average net assets of:
 Expenses                                                                 .71%     .71%(c)    .70%      .67%      .65%
 Net investment income                                                   1.78%    1.37%(c)   2.09%     2.46%     2.17%
Portfolio turnover rate                                                    62%      73%        64%       33%       20%
-----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.01%, 0.02% and 0.02%, respectively.

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO

--------------------------------------------------------------------------------

                                                                          2011       2010       2009         2008         2007
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.48    $ 10.66     $  8.63   $ 13.05        $12.87
                                                                       -------    -------     -------   -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .23        .23         .24       .22(b)        .31(b)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.53)       .88        1.89     (3.97)          .41
Contributions from Adviser                                                 -0-        -0-         -0-       .00(c)        -0-
                                                                       -------    -------     -------   -------        ------
Net increase (decrease) in net asset value from operations                (.30)      1.11        2.13     (3.75)          .72
                                                                       -------    -------     -------   -------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.28)      (.29)       (.10)     (.39)         (.32)
Distributions from net realized gain on investment transactions            -0-        -0-         -0-      (.28)         (.22)
                                                                       -------    -------     -------   -------        ------
Total dividends and distributions                                         (.28)      (.29)       (.10)     (.67)         (.54)
                                                                       -------    -------     -------   -------        ------
Net asset value, end of period                                         $ 10.90    $ 11.48     $ 10.66   $  8.63        $13.05
                                                                       =======    =======     =======   =======        ======
TOTAL RETURN
Total investment return based on net asset value(d)                      (2.81)%*   10.61%*     24.88%*  (30.01)%*       5.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $55,395    $68,914     $73,120   $67,526        $   10
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements                               .66%       .68%(e)     .69%      .75%(e)       .76%
 Expenses, before waivers and reimbursements                               .66%       .68%(e)     .69%      .78%(e)       .85%
 Net investment income                                                    2.03%      2.14%(e)    2.66%     3.08%(b)(e)   2.33%(b)
Portfolio turnover rate                                                     94%       101%         85%       93%           77%
---------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived and expenses reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.02%, 0.03%, 0.06% and
  0.10%, respectively.

ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

                                                                                           APRIL 1,
                                                                                          2011(a) TO
                                                                                         DECEMBER 31,
                                                                                             2011
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $10.00
                                                                                            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                                    .03
Net realized and unrealized gain (loss) on investment and foreign currency transactions       (.28)
                                                                                            ------
Net increase (decrease) in net asset value from operations                                    (.25)
                                                                                            ------
Net asset value, end of period                                                              $ 9.75
                                                                                            ======
TOTAL RETURN
Total investment return based on net asset value(d)                                          (2.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                   $9,742
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements(e)                                               .85%
  Expenses, before waivers and reimbursements(e)                                              2.53%
  Net investment income(c)(e)                                                                  .36%
Portfolio turnover rate                                                                         68%
-----------------------------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of expenses waived and expenses reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)Annualized.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.

NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between the Adviser and the New York Attorney General requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios". There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.



ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 68.25     $10,431.75
   2             10,431.75      521.59    10,953.34     71.20      10,882.14
   3             10,882.14      544.11    11,426.25     74.27      11,351.98
   4             11,351.98      567.60    11,919.58     77.48      11,842.10
   5             11,842.10      592.10    12,434.20     80.82      12,353.38
   6             12,353.38      617.67    12,971.05     84.31      12,886.74
   7             12,886.74      644.34    13,531.08     87.95      13,443.12
   8             13,443.12      672.16    14,115.28     91.75      14,023.53
   9             14,023.53      701.18    14,724.71     95.71      14,629.00
   10            14,629.00      731.45    15,360.45     99.84      15,260.60
   --------------------------------------------------------------------------
   Cumulative                $6,092.20                $831.58




ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   88.20    $10,411.80
   2             10,411.80      520.59    10,932.39      91.83     10,840.56
   3             10,840.56      542.03    11,382.59      95.61     11,286.97
   4             11,286.97      564.35    11,851.32      99.55     11,751.77
   5             11,751.77      587.59    12,339.36     103.65     12,235.71
   6             12,235.71      611.79    12,847.49     107.92     12,739.57
   7             12,739.57      636.98    13,376.55     112.36     13,264.19
   8             13,264.19      663.21    13,927.40     116.99     13,810.41
   9             13,810.41      690.52    14,500.93     121.81     14,379.12
   10            14,379.12      718.96    15,098.08     126.82     14,971.25
   --------------------------------------------------------------------------
   Cumulative                $6,036.02               $1,064.74





ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 63.00     $10,437.00
   2             10,437.00      521.85    10,958.85     65.75      10,893.10
   3             10,893.10      544.65    11,437.75     68.63      11,369.13
   4             11,369.13      568.46    11,937.58     71.63      11,865.96
   5             11,865.96      593.30    12,459.25     74.76      12,384.50
   6             12,384.50      619.22    13,003.72     78.02      12,925.70
   7             12,925.70      646.29    13,571.99     81.43      13,490.55
   8             13,490.55      674.53    14,165.08     84.99      14,080.09
   9             14,080.09      704.00    14,784.10     88.70      14,695.39
   10            14,695.39      734.77    15,430.16     92.58      15,337.58
   --------------------------------------------------------------------------
   Cumulative                $6,107.07                $769.49

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  105.00    $10,395.00
   2             10,395.00      519.75    10,914.75     109.15     10,805.60
   3             10,805.60      540.28    11,345.88     113.46     11,232.42
   4             11,232.42      561.62    11,794.04     117.94     11,676.10
   5             11,676.10      583.81    12,259.91     122.60     12,137.31
   6             12,137.31      606.87    12,744.18     127.44     12,616.73
   7             12,616.73      630.84    13,247.57     132.48     13,115.10
   8             13,115.10      655.75    13,770.85     137.71     13,633.14
   9             13,633.14      681.66    14,314.80     143.15     14,171.65
   10            14,171.65      708.58    14,880.23     148.80     14,731.43
   --------------------------------------------------------------------------
   Cumulative                $5,989.16               $1,257.73





ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   98.70    $10,401.30
   2             10,401.30      520.07    10,921.37     102.66     10,818.70
   3             10,818.70      540.94    11,359.64     106.78     11,252.86
   4             11,252.86      562.64    11,815.50     111.07     11,704.44
   5             11,704.44      585.22    12,289.66     115.52     12,174.14
   6             12,174.14      608.71    12,782.84     120.16     12,662.68
   7             12,662.68      633.13    13,295.82     124.98     13,170.84
   8             13,170.84      658.54    13,829.38     130.00     13,699.38
   9             13,699.38      684.97    14,384.35     135.21     14,249.14
   10            14,249.14      712.46    14,961.60     140.64     14,820.96
   --------------------------------------------------------------------------
   Cumulative                $6,006.68               $1,185.72




ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   98.70    $10,401.30
   2             10,401.30      520.07    10,921.37     102.66     10,818.70
   3             10,818.70      540.94    11,359.64     106.78     11,252.86
   4             11,252.86      562.64    11,815.50     111.07     11,704.44
   5             11,704.44      585.22    12,289.66     115.52     12,174.14
   6             12,174.14      608.71    12,782.84     120.16     12,662.68
   7             12,662.68      633.13    13,295.82     124.98     13,170.84
   8             13,170.84      658.54    13,829.38     130.00     13,699.38
   9             13,699.38      684.97    14,384.35     135.21     14,249.14
   10            14,249.14      712.46    14,961.60     140.64     14,820.96
   --------------------------------------------------------------------------
   Cumulative                $6,006.68               $1,185.72





ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  123.90    $10,376.10
   2             10,376.10      518.81    10,894.91     128.56     10,766.35
   3             10,766.35      538.32    11,304.66     133.40     11,171.27
   4             11,171.27      558.56    11,729.83     138.41     11,591.42
   5             11,591.42      579.57    12,170.99     143.62     12,027.37
   6             12,027.37      601.37    12,628.74     149.02     12,479.72
   7             12,479.72      623.99    13,103.71     154.62     12,949.08
   8             12,949.08      647.45    13,596.54     160.44     13,436.10
   9             13,436.10      671.80    14,107.90     166.47     13,941.43
   10            13,941.43      697.07    14,638.50     172.73     14,465.77
   --------------------------------------------------------------------------
   Cumulative                $5,936.94               $1,471.17

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   92.40    $10,407.60
   2             10,407.60      520.38    10,927.98      96.17     10,831.81
   3             10,831.81      541.59    11,373.40     100.09     11,273.32
   4             11,273.32      563.67    11,836.98     104.17     11,732.82
   5             11,732.82      586.64    12,319.46     108.41     12,211.05
   6             12,211.05      610.55    12,821.60     112.83     12,708.77
   7             12,708.77      635.44    13,344.21     117.43     13,226.78
   8             13,226.78      661.34    13,888.12     122.22     13,765.90
   9             13,765.90      688.30    14,454.20     127.20     14,327.00
   10            14,327.00      716.35    15,043.35     132.38     14,910.97
   --------------------------------------------------------------------------
   Cumulative                $6,024.26               $1,113.30




ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   86.10    $10,413.90
   2             10,413.90      520.70    10,934.60      89.66     10,844.93
   3             10,844.93      542.25    11,387.18      93.37     11,293.80
   4             11,293.80      564.69    11,858.49      97.24     11,761.25
   5             11,761.25      588.06    12,349.32     101.26     12,248.05
   6             12,248.05      612.40    12,860.45     105.46     12,755.00
   7             12,755.00      637.75    13,392.75     109.82     13,282.93
   8             13,282.93      664.15    13,947.07     114.37     13,832.71
   9             13,832.71      691.64    14,524.34     119.10     14,405.24
   10            14,405.24      720.26    15,125.51     124.03     15,001.48
   --------------------------------------------------------------------------
   Cumulative                $6,041.90               $1,040.41




ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   87.15    $10,412.85
   2             10,412.85      520.64    10,933.49      90.75     10,842.74
   3             10,842.74      542.14    11,384.88      94.49     11,290.39
   4             11,290.39      564.52    11,854.91      98.40     11,756.51
   5             11,756.51      587.83    12,344.34     102.46     12,241.88
   6             12,241.88      612.09    12,853.97     106.69     12,747.28
   7             12,747.28      637.36    13,384.65     111.09     13,273.56
   8             13,273.56      663.68    13,937.23     115.68     13,821.55
   9             13,821.55      691.08    14,512.63     120.45     14,392.18
   10            14,392.18      719.61    15,111.79     125.43     14,986.36
   --------------------------------------------------------------------------
   Cumulative                $6,038.95               $1,052.59





ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 74.55     $10,425.45
   2             10,425.45      521.27    10,946.72     77.72      10,869.00
   3             10,869.00      543.45    11,412.45     81.03      11,331.42
   4             11,331.42      566.57    11,897.99     84.48      11,813.52
   5             11,813.52      590.68    12,404.19     88.07      12,316.12
   6             12,316.12      615.81    12,931.93     91.82      12,840.11
   7             12,840.11      642.01    13,482.12     95.72      13,386.40
   8             13,386.40      669.32    14,055.72     99.80      13,955.92
   9             13,955.92      697.80    14,653.72    104.04      14,549.67
   10            14,549.67      727.48    15,277.16    108.47      15,168.69
   --------------------------------------------------------------------------
   Cumulative                $6,074.39                $905.70

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 69.30     $10,430.70
   2             10,430.70      521.54    10,952.24     72.28      10,879.95
   3             10,879.95      544.00    11,423.95     75.40      11,348.55
   4             11,348.55      567.43    11,915.98     78.65      11,837.33
   5             11,837.33      591.87    12,429.20     82.03      12,347.17
   6             12,347.17      617.36    12,964.52     85.57      12,878.96
   7             12,878.96      643.95    13,522.91     89.25      13,433.65
   8             13,433.65      671.68    14,105.34     93.10      14,012.24
   9             14,012.24      700.61    14,712.85     97.10      14,615.75
   10            14,615.75      730.79    15,346.54    101.29      15,245.25
   --------------------------------------------------------------------------
   Cumulative                $6,089.23                $843.97



ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   92.40    $10,407.60
   2             10,407.60      520.38    10,927.98     279.76     10,648.22
   3             10,648.22      532.41    11,180.63     286.22     10,894.41
   4             10,894.41      544.72    11,439.13     292.84     11,146.29
   5             11,146.29      557.31    11,703.60     299.61     11,403.99
   6             11,403.99      570.20    11,974.19     306.54     11,667.65
   7             11,667.65      583.38    12,251.03     313.63     11,937.41
   8             11,937.41      596.87    12,534.28     320.88     12,213.40
   9             12,213.40      610.67    12,824.07     328.30     12,495.77
   10            12,495.77      624.79    13,120.56     335.89     12,784.68
   --------------------------------------------------------------------------
   Cumulative                $5,640.73               $2,856.07


* Expenses are net of any fee waiver and expense reimbursed by the Adviser in the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fee and Expenses of the Portfolio" before the waiver and expense reimbursement in the Summary information at the beginning of this Prospectus.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398
                                    [GRAPHIC]

PROSPECTUS  |  MAY 1, 2012


AllianceBernstein Variable Products Series Fund, Inc.
Class B Prospectus


AllianceBernstein VPS

    Intermediate Bond Portfolio                                    Real Estate Investment Portfolio

    Large Cap Growth Portfolio                                     International Value Portfolio

    Growth and Income Portfolio                                    Small/Mid Cap Value Portfolio

    Growth Portfolio                                               Value Portfolio

    International Growth Portfolio                                 Balanced Wealth Strategy Portfolio

    Global Thematic Growth Portfolio                               Dynamic Asset Allocation Portfolio

    Small Cap Growth Portfolio


This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                    Page
SUMMARY INFORMATION................................................   4

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS.  45

INVESTING IN THE PORTFOLIOS........................................  56

MANAGEMENT OF THE PORTFOLIOS.......................................  59

DIVIDENDS, DISTRIBUTIONS AND TAXES.................................  65

GLOSSARY...........................................................  66

FINANCIAL HIGHLIGHTS...............................................  67

APPENDIX A--BOND RATINGS........................................... A-1

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION........ B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------



ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------
Management Fees                     .45%
Distribution (12b-1) Fees           .25%
Other Expenses                      .20%
                                    ----
Total Portfolio Operating Expenses  .90%
                                    ====
----------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $   92
After 3 Years   $  287
After 5 Years   $  498
After 10 Years  $1,108
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 108% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as "junk bonds"). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures, forwards and swaps.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.


.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.



.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

   02      03      04      05      06      07      08      09      10      11
 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  7.54%   3.61%   3.52%   1.75%   3.59%   4.60%  -6.59%  18.20%   8.93%   6.38%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.97%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.26%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             6.38%   6.00%   4.99%
-----------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)  7.84%   6.50%   5.78%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Adviser

Shawn E. Keegan        Since 2007      Vice President of the Adviser

Alison M. Martier      Since 2005      Senior Vice President of the Adviser

Douglas J. Peebles     Since 2007      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .09%
                                    -----
Total Portfolio Operating Expenses  1.09%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  111
After 3 Years   $  347
After 5 Years   $  601
After 10 Years  $1,329
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 89% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.


For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $0.1 billion to $417.5 billion as of December 31, 2011, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investments in smaller companies. Normally, the Portfolio invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

   02      03      04      05      06      07     08       09      10      11
 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 -30.84% 23.37%   8.34%  14.88%  -0.68%  13.61% -39.82%  37.10%   9.83%  -3.27%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 16.66%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -19.87%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             -3.27% -0.08%   0.49%
-----------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)   2.64%  2.50%   2.60%
-----------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Frank V. Caruso    Since March 2012   Senior Vice President of the Adviser

Vincent C. DuPont  Since March 2012   Senior Vice President of the Adviser

John H. Fogarty    Since March 2012   Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .55%
Distribution (12b-1) Fees           .25%
Other Expenses                      .05%
                                    ----
Total Portfolio Operating Expenses  .85%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $   87
After 3 Years   $  271
After 5 Years   $  471
After 10 Years  $1,049
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 76% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio also invests in high-quality securities of non-U.S. issuers.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio's investments.



.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

   02      03      04     05      06      07       08      09     10       11
 -----   -----   -----   -----  -----   -----    -----    -----   -----   -----
-22.26%  32.18%  11.22%  4.60%  16.98%   4.86%  -40.69%   20.35%  12.80%  6.07%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 17.52%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -20.14%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             6.07%  -2.18%   2.27%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  0.39%  -2.64%   3.89%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2001      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .25%
                                    -----
Total Portfolio Operating Expenses  1.25%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------
After 1 Year    $  127
After 3 Years   $  397
After 5 Years   $  686
After 10 Years  $1,511
----------------------

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 97% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Portfolio's Investment Advisory Members (oversight group composed of senior investment professionals), senior sector analysts are responsible for the construction of the portfolio. This investment team allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

In addition to working with the senior sector analysts to review and assess the Portfolio's portfolio characteristics, the Investment Advisory Members' responsibility includes cross-fertilizing best practices and insight across the firm.


The Portfolio emphasizes investments in large- and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. Normally, the Portfolio invests in approximately 65-120 companies.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

   02      03      04      05      06      07       08     09      10      11
 -----   -----   -----   -----   -----   -----    -----  -----   -----   -----
-28.26%  34.70%  14.53%  11.64%  -1.24%  12.66%  -42.55% 32.76%  14.80%   0.97%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 15.25%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -22.13%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             0.97%  -0.08%   1.97%
-----------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  2.64%   2.50%   2.60%
-----------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2008      Senior Vice President of the Adviser

Vadim Zlotnikov     Since 2008      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .19%
                                    -----
Total Portfolio Operating Expenses  1.19%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  121
After 3 Years   $  378
After 5 Years   $  654
After 10 Years  $1,443
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 66% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Portfolio's Investment Advisory Members (oversight group composed of senior investment professionals), sector heads are responsible for the construction of the portfolio. This investment team allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

In addition to working with the sector heads to review and assess the Portfolio's portfolio characteristics, the Investment Advisory Members' responsibility includes cross-fertilizing best practices and insight across the firm.

Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies. The Portfolio normally invests in approximately 90-130 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

An additional index is included in the performance table to show how the Portfolio's performance compares with an index of the equity market performance of developed and emerging markets.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

  02      03      04      05      06      07      08      09      10      11
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-4.26%  43.07%  23.97%  20.55%  26.70%  17.78%  -48.96% 39.24%  12.61%  -16.04%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.40%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.33%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                                                 1 YEAR  5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                        -16.04% -4.57%   7.45%
-------------------------------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      -12.24% -4.09%   5.14%
-------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      -13.71% -2.72%   6.31%
-------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Robert Alster        Since 2011         Senior Vice President of the Adviser

William A. Johnston  Since 2011         Senior Vice President of the Adviser

Daniel C. Roarty     Since March 2012   Senior Vice President of the Adviser

Tassos Stassopoulos  Since 2011         Senior Vice President of the Adviser

Christopher M. Toub  Since 2005         Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .19%
                                    -----
Total Portfolio Operating Expenses  1.19%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  121
After 3 Years   $  378
After 5 Years   $  654
After 10 Years  $1,443
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 163% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.


The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds. Normally, the Portfolio invests in about 60-80 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

  02      03      04      05      06      07       08      09      10      11
------  ------  ------  ------  ------  ------  ------   ------  ------  ------
-41.81% 43.79%   5.09%   3.65%   8.38%  19.89%  -47.46%  53.14%  18.58% -23.41%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 21.23%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.60%, 3RD QUARTER, 2002.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                                                1 YEAR  5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                       -23.41% -2.61%   -1.44%
------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      -7.35% -1.93%    4.24%
------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Joseph G. Carson      Since 2009      Senior Vice President of the Adviser
Amy P. Raskin         Since 2009      Senior Vice President of the Adviser
Catherine D. Wood     Since 2009      Senior Vice President of the Adviser
Vadim Zlotnikov       Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .43%
                                    -----
Total Portfolio Operating Expenses  1.43%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  146
After 3 Years   $  452
After 5 Years   $  782
After 10 Years  $1,713
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 92% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2011, there were approximately 4,249 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $9.0 billion. Because the Portfolio's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.


The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Portfolio invests in about 95-125 companies broadly diversified by sector.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stock. The Portfolio may also invest in exchange-traded funds, reverse repurchase agreements and up to 20% of its total assets in rights or warrants. The Portfolio may use derivatives, such as options on securities and index options, to manage risk and to seek to generate additional returns.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

  02      03       04      05      06      07      08      09      10       11
------  ------   ------  ------  ------  ------  ------  ------  ------  ------
-32.06% 48.67%   14.38%   4.86%  10.50%  13.70%  -45.62%  41.28%  36.59%  4.20%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 20.60%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -29.52%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                              4.20%  4.45%   5.23%
-----------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  -2.91%  2.09%   4.48%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser
N. Kumar Kirpalani     Since 2005      Senior Vice President of the Adviser
Samantha S. Lau        Since 2005      Senior Vice President of the Adviser
Wen-Tse Tseng          Since 2006      Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-----------------------------------------
Management Fees                      .55%
Distribution (12b-1) Fees            .25%
Other Expenses                       .33%
                                    -----
Total Portfolio Operating Expenses  1.13%
                                    =====
-----------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------
After 1 Year    $  115
After 3 Years   $  359
After 5 Years   $  622
After 10 Years  $1,375
----------------------

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 114% of the average value of its portfolio.


PRINCIPAL STRATEGIES

Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers. In selecting real estate equity securities, the Adviser uses its fundamental and quantitative research to seek to identify companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.


The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.


The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.


.. PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:


..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.




The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                   [CHART]

  02      03      04      05      06      07       08      09     10       11
------  ------  ------  ------  ------  ------  ------   ------  ------  ------
 2.31%  39.02%  35.28%  11.40%  34.88%  -14.76% -35.82%  29.22%  26.05%   8.75%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 32.54%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -36.87%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                                    1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------------
Portfolio                                                                           8.75%  -0.63%   10.85%
-----------------------------------------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index (reflects no deduction for fees, expenses, or taxes)  8.28%  -1.42%   10.20%
-----------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:



EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Eric J. Franco  Since March 2012   Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-----------------------------------------
Management Fees                      .75%
Distribution (12b-1) Fees            .25%
Other Expenses                       .07%
                                    -----
Total Portfolio Operating Expenses  1.07%
                                    =====
-----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $  109
After 3 Years   $  340
After 5 Years   $  590
After 10 Years  $1,306
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 62% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.


The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.


The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:


..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

  02      03      04      05      06      07       08     09      10      11
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-5.36%  43.95%  24.89%  16.58%  35.05%   5.58%  -53.28% 34.36%   4.30%  -19.44%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 26.18%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.75%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                                                 1 YEAR  5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                        -19.44% -11.05%  4.08%
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      -12.14%  -4.72%  4.67%
-------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Takeo Aso       Since March 2012   Senior Vice President of the Adviser

Sharon E. Fay   Since 2005         Senior Vice President of the Adviser

Avi Lavi        Since March 2012   Senior Vice President of the Adviser

Kevin F. Simms  Since 2002         Senior Vice President of the Adviser



ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
Management Fees                                                            .75%
Distribution (12b-1) Fees                                                  .25%
Other Expenses                                                             .08%
                                                                          -----
Total Portfolio Operating Expenses                                        1.08%
                                                                          =====
-------------------------------------------------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
After 1 Year                                                             $  110
After 3 Years                                                            $  343
After 5 Years                                                            $  595
After 10 Years                                                           $1,317
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 70% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(R) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(R) Value Index.

Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2011, there were approximately 1,693 small- to mid-capitalization companies, representing a market capitalization range from approximately $37 million to approximately $7.463 billion.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Portfolio's portfolio, the Adviser looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, the Adviser's fundamental research analysts focus their research on the most attractive 20% of the universe.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.


The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.


The Adviser seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-U.S. companies.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:


..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.




The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

  02      03      04      05      06      07      08      09      10      11
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-6.37%  40.89%  19.07%   6.63%  14.20%   1.53%  -35.75% 42.66%  26.59%  -8.62%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.73%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.00%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             -8.62%  1.49%   7.49%
-----------------------------------------------------------------------------
Russell 2500(R) Value Index
(reflects no deduction for fees, expenses, or taxes)  -3.36% -0.58%   7.16%
-----------------------------------------------------------------------------
Russell 2500(R) Index
(reflects no deduction for fees, expenses, or taxes)  -2.51%  1.24%   6.57%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul         Since 2002      Senior Vice President of the Adviser

Andrew J. Weiner       Since 2005      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-------------------------------------------------------------------------------
Management Fees                                                            .55%
Distribution (12b-1) Fees                                                  .25%
Other Expenses                                                             .16%
                                                                           ----
Total Portfolio Operating Expenses                                         .96%
                                                                           ====
-------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------
After 1 Year                                                               $   98
After 3 Years                                                              $  306
After 5 Years                                                              $  531
After 10 Years                                                             $1,178
---------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 62% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Portfolio's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(R) Value Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing and position size for purchases and sales. Final stock selection decisions are made by the Chief Investment Officer and Director of Research and are implemented by the Senior Portfolio Managers. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.


The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-U.S. issuers.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:


..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.




The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

  02      03      04      05      06      07      08      09      10      11
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-12.95% 28.46%  13.37%   5.48%  21.03%  -4.16% -41.01%  21.04%  11.42%  -3.78%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 18.29%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.07%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                      1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------
Portfolio                                             -3.78% -6.01%   1.73%
-----------------------------------------------------------------------------
Russell 1000(R) Value Index
(reflects no deduction for fees, expenses, or taxes)   0.39% -2.64%   3.89%
-----------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Christopher W. Marx     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul          Since 2009      Senior Vice President of the Adviser

Greg L. Powell          Since 2011      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


----------------------------------------
Management Fees                     .55%
Distribution (12b-1) Fees           .25%
Other Expenses                      .11%
                                    ----
Total Portfolio Operating Expenses  .91%
                                    ====
----------------------------------------


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------
After 1 Year    $   93
After 3 Years   $  290
After 5 Years   $  504
After 10 Years  $1,120
----------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 94% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks (50% each).


In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio's investments in equity and debt, growth and value, and U.S. and non-U.S. components to vary in response to market conditions, but ordinarily, only by (+/-)5% of the Portfolio's net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Portfolio's net assets. The Portfolio's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of underlying market conditions.


The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.


Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-protected securities). These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's fixed-income securities will primarily be investment grade debt securities, but are expected to include lower-rated securities ("junk bonds") and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.


The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.


PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.


.. BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.


.. ALLOCATION RISK: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio's net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

An additional index is included in the performance table to show how the Portfolio's performance compares with an index of fixed-income securities similar to those in which the Portfolio invests.



The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


                                    [CHART]

  02      03      04      05      06      07      08      09      10      11
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  n/a     n/a     n/a    7.01%  13.76%   5.26%  -30.20% 24.45%  10.30%  -3.06%

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 15.06%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -14.71%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                                         SINCE
                                                                        1 YEAR 5 YEARS INCEPTION
------------------------------------------------------------------------------------------------
Portfolio
(Inception Date: July 1, 2004)                                          -3.06% -0.45%    3.24%
------------------------------------------------------------------------------------------------
S&P 500 Stock Index
(reflects no deduction for fees, expenses, or taxes)                     2.11% -0.25%    3.54%
------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                     7.84%  6.50%    5.74%
------------------------------------------------------------------------------------------------
60% S&P 500 Stock Index/40% Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                     4.69%  2.84%    4.86%
------------------------------------------------------------------------------------------------


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2004      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2004      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



-----------------------------------------------------------------------------------------
Management Fees                                                                      .70%
Distribution (12b-1) Fees                                                            .25%
Other Expenses                                                                      1.50%
Acquired Fund Fees and Expenses                                                      .03%
                                                                                  -------
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement      2.48%
                                                                                  -------
Fee Waiver and Expense Reimbursement(a)                                           (1.35)%
                                                                                  -------
Total Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.13%
                                                                                  =======
-----------------------------------------------------------------------------------------



(a)The Adviser has agreed to waive its management fees and to bear expenses of the Portfolio through May 1, 2013, to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, from exceeding 1.10%, excluding any acquired fund fees and expenses. The fees waived and expenses borne by the Adviser from April 1, 2011 through April 1, 2012 may be reimbursed by the Portfolio until April 1, 2014. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the net expenses reflected in the table or cause the total of the payments to exceed the Portfolio's total initial offering expenses.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



----------------------------------------------------------------------------------
After 1 Year                                                                $  115
After 3 Years                                                               $  644
After 5 Years                                                               $1,200
After 10 Years                                                              $2,717
----------------------------------------------------------------------------------



PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 68% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests in a globally diversified portfolio of equity and debt securities and other financial instruments, and expects to enter into derivatives transactions, such as options, futures, forwards, or swaps to achieve market exposure. The Portfolio's neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-protected securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio's asset allocation and may make frequent adjustments to the Portfolio's exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio's exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser's assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio's equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio's equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio's fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio's overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives, such as futures, forwards and swaps, and to invest in exchange-traded funds ("ETFs") to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Portfolio's exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives and ETFs as the primary tool for adjusting the Portfolio's expense levels from its neutral weighting. In determining when and to what extent to enter into derivative transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations. The Adviser will consider the impact of derivatives in making its assessment of the Portfolio's risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. Dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio's investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Portfolio's investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically adjusted to reflect the Adviser's view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

.. FOREIGN (NON-U.S.) RISK: The Portfolio's investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LIQUIDITY RISK: Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. REAL ESTATE RISK: The Portfolio's investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

.. COMMODITY RISK: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
No performance information is provided for the Portfolio because it has not been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:



EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Daniel J. Loewy     Since 2011      Senior Vice President of the Adviser

Seth J. Masters     Since 2011      Senior Vice President of the Adviser

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies ("Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

     .   TAX INFORMATION


Each Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of each Portfolio. See the prospectus of the separate account of the participating insurance company for federal income tax information.


     .   PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolios' Statement of Additional Information ("SAI").

DERIVATIVES

Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.


A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:


.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The Portfolios' investments in forward contracts may include the following:


 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Portfolio, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).


.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".


.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".


 - Options on Securities. A Portfolio may purchase or write a put or call option on securities. A Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.


 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.


   Interest rate swap, swaption, cap, and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

..  OTHER DERIVATIVES AND STRATEGIES


 - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


 - Commodity-Linked Derivative Instruments. A Portfolio may invest in commodity-linked derivative instruments, including swaps, commodity options futures and options on futures. The value of a commodity-linked derivative instrument generally is based upon the price movements of a physical commodity, such as energy, mineral, or agricultural products, a commodity futures contract, a subset of commodities, a subset of commodity futures contracts or commodity index, or other economic variable based on changes in the value of commodities or the commodities markets.


 - Synthetic Foreign Equity Securities. The Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by a Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, a Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a structured instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.


   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these instruments.


CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES

A Portfolio may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


A Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.


When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Securities and Exchange Commission (the "Commission") guidelines, each Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-PROTECTED SECURITIES
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.


The value of IPS tends to react to changes in real interest rates. In general, the price of an IPS can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of IPS can fluctuate based on fluctuations in expectations of inflation. Interest payments on IPS can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Portfolio may invest in shares of ETFs (in certain cases, significantly), subject to the restrictions and limitations of the

Investment Company Act of 1940, as amended (the "1940 Act") or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in buying and selling the ETFs. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices, expenses that will be indirectly borne by the Portfolio. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their indices. The market value of an ETF's shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

A Portfolio may also invest in investment companies other than ETFs as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Portfolio's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Portfolio in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Portfolio will invest cash collateral in a money market fund approved by the Portfolio's Board of Directors (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Portfolio's risk. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.


LOAN PARTICIPATIONS
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, and other types of mortgage-backed securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. The ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche", is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. The ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO will not invest in the lowest rated tranche of CMOs and REMICs.


Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.


A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO does not intend to invest in residual interests.


OTHER ASSET-BACKED SECURITIES
A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

PREFERRED STOCK

A Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred shares, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.


REAL ESTATE INVESTMENT TRUSTS (REITS)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.




REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

A Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES

A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high- yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.


VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.


ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investments in the Portfolios involve the special risk considerations described below.


BORROWINGS AND LEVERAGE
Certain of the Portfolios may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments, thereby reducing its NAV. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FOREIGN (NON-U.S.) SECURITIES

Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolios than that provided by U.S. laws.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


Argentina                              Ghana                                  Peru
Belarus                                Hungary                                Philippines
Belize                                 Indonesia                              Poland
Brazil                                 Iraq                                   Russia
Bulgaria                               Ivory Coast                            Senegal
Chile                                  Jamaica                                Serbia
China                                  Jordan                                 South Africa
Colombia                               Kazakhstan                             Sri Lanka
Croatia                                Lebanon                                Turkey
Dominican Republic                     Lithuania                              Ukraine
Ecuador                                Malaysia                               Uruguay
El Salvador                            Mexico                                 Venezuela
Egypt                                  Nigeria                                Vietnam
Gabon                                  Pakistan
Georgia                                Panama


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly referred to as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES

Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.

REAL ESTATE INVESTMENTS
Although the Portfolios do not invest directly in real estate, they invest in securities of real estate companies, including, in particular, ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO. Therefore, an investment in a Portfolio that makes such investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, a Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.


UNRATED SECURITIES
A Portfolio may invest in unrated fixed-income securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

FUTURE DEVELOPMENTS
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES

The ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES (VPS) FUND'S (the "Fund") Board may change a Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.


TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS

The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

INVESTING IN THE PORTFOLIOS
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HOW TO BUY AND SELL SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may, from time to time, receive payments from Insurers in connection with the sale of the Portfolios' shares through the Insurers' separate accounts.


The purchase or sale of a Portfolio's shares is priced at the next determined NAV after the order is received in proper form.


The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers' customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Policy Regarding Short-Term Trading".


ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

DISTRIBUTION ARRANGEMENTS
The Portfolios have adopted a plan under Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.

  Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.


ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.


OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


For 2012, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $500,000. In 2011, ABI paid additional payments of approximately $500,000 for the Portfolios.


  IF ONE MUTUAL FUND SPONSOR THAT OFFERS SHARES TO SEPARATE ACCOUNTS OF AN INSURER MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, THE INSURER MAY HAVE AN INCENTIVE TO RECOMMEND OR OFFER THE SHARES OF FUNDS OF ONE FUND SPONSOR OVER ANOTHER.

  PLEASE SPEAK WITH YOUR FINANCIAL INTERMEDIARY TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL INTERMEDIARY BY THE ADVISER, ABI AND BY OTHER MUTUAL FUND SPONSORS THAT OFFER SHARES TO INSURERS THAT MAY BE RECOMMENDED TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL INTERMEDIARY AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:


  AIG SunAmerica
  Genworth Financial
  Great West Life & Annuity Company
  Lincoln Financial Distributors
  Merrill Lynch
  Metlife Investors Group Inc.
  Morgan Stanley Smith Barney
  Ohio National
  Pacific Life Insurance Co.
  Principal Financial Group

  Prudential Financial
  RiverSource Distributors
  SunLife Financial
  The Hartford
  Transamerica Financial


Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.


RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.


Contractholders engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.


POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or Alliance Bernstein Investor Services, Inc. ("ABIS") Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

.. APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS ACCOUNTS.
  The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.


HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio's NAV is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolios' assets is available in the Portfolios' SAI.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2011, totaling more than $406 billion (of which over $80 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2011, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 24 of the nation's FORTUNE 100 companies), for public employee retirement funds in 32 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 33 registered investment companies managed by the Adviser, comprising 120 separate investment portfolios, with approximately 2.9 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2011, each of the Portfolios paid the Adviser as a percentage of average daily net assets:



                                                            FEE AS A PERCENTAGE OF
PORTFOLIO                                                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------
AllianceBernstein VPS Intermediate Bond Portfolio                    .45%
AllianceBernstein VPS Large Cap Growth Portfolio                     .75%
AllianceBernstein VPS Growth and Income Portfolio                    .55%
AllianceBernstein VPS Growth Portfolio                               .75%
AllianceBernstein VPS International Growth Portfolio                 .75%
AllianceBernstein VPS Global Thematic Growth Portfolio               .75%
AllianceBernstein VPS Small Cap Growth Portfolio                     .75%
AllianceBernstein VPS Real Estate Investment Portfolio               .55%
AllianceBernstein VPS International Value Portfolio                  .75%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                  .75%
AllianceBernstein VPS Value Portfolio                                .55%
AllianceBernstein VPS Balanced Wealth Strategy Portfolio             .55%
AllianceBernstein VPS Dynamic Asset Allocation Portfolio*            .00%



*The Adviser waived its fees.

A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders (in the case of ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO and ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO) or in each Portfolio's semi-annual report to shareholders (in the case of each other Portfolio).


The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank V. Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio's portfolio (since 2001). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2007.

The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO are made by the Adviser's U.S. Core Fixed Income Investment Team. The U.S. Core Fixed Income Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.


The following table lists the persons within the U.S. Core Fixed Income Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Paul J. DeNoon; since 2009; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position as a portfolio manager
                                            since prior to 2007.

Shawn E. Keegan; since 2007; Vice           Vice President of the Adviser, with
President of the Adviser                    which he has been associated in a
                                            substantially similar capacity to his
                                            current position as a portfolio manager
                                            since prior to 2007.

Alison M. Martier; since 2005; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a substantially similar capacity to her
                                            current position as a portfolio manager
                                            since prior to 2007, and Director of
                                            Fixed-Income Senior Portfolio
                                            Management Team.


                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Douglas J. Peebles; since 2007; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2007, Chief Investment
                                             Officer and Head of Fixed-Income.

Greg J. Wilensky; since 2005; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2007 and Director of
                                             Stable Value Investments.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's Investment Advisory Members. Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's large industry-focused equity analysts in the United States and abroad.


The following table lists the senior members of the investment team with the responsibility for day-to-day management of the Portfolio, the year that each person assumed joint and primary responsibility for the Portfolio, and each person's principal occupation during the past five years:


                                               PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Frank V. Caruso; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2007,
                                          and team leader of U.S. Growth
                                          Equities.

Vadim Zlotnikov; since 2008; Senior Vice  Senior Vice President and Chief Market
President of the Adviser                  Strategist of the Adviser. Previously, he
                                          was Chief Investment Officer of Growth
                                          Equities and Head of Growth Portfolio
                                          Analytics since 2008. Prior thereto, he
                                          was the Chief Investment Strategist for
                                          Sanford C. Bernstein's institutional
                                          research unit since prior to 2007.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO are made by the Adviser's Global Thematic Growth investment team, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team.


The following table lists the senior members of the Teams with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Joseph G. Carson; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity to his
                                           current position as a portfolio manager
                                           since prior to 2007 and Director of
                                           Global Economic Research on Fixed-
                                           Income.

Amy P. Raskin; since 2009; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                   with which she has been associated in
                                           a substantially similar capacity to her
                                           current position as a portfolio manager
                                           since prior to 2007. She is also Director
                                           of Research of U.S. Growth Equities
                                           since 2007.

Catherine D. Wood; since 2009; Senior      Senior Vice President of the Adviser,
Vice President of the Adviser              with which she has been associated in
                                           a substantially similar capacity to her
                                           current position as a portfolio manager
                                           since prior to 2007. She is also the
                                           Chief Investment Officer of Thematic
                                           Portfolios.

Vadim Zlotnikov; since 2009; Senior Vice   See above.
President of the Adviser



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO are made by the Adviser's International Growth sector heads, with oversight by the Adviser's International Growth Investment Advisory Members. Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a sector head dedicated to that sector. The sector heads rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.


The following table lists the sector heads with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                                PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Robert Alster; since 2011; Senior Vice      Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2007.

William A. Johnston, since 2011; Senior     Senior Vice President of
Vice President of the Adviser               AllianceBernstein Limited and a Senior
                                            Vice President of the Adviser, with
                                            which he has been associated since
                                            prior to 2007.

Daniel C. Roarty; since March 2012; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated
                                            since May 2011, and Technology Sector
                                            Head. Prior thereto, he was in research
                                            and portfolio management at Nuveen
                                            Investments since prior to 2007.

Tassos Stassopoulos; since 2011; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since November
                                            2007. Prior thereto, he was a
                                            Managing Director since 2005 and a
                                            senior analyst and sector head for Pan
                                            European Travel and Leisure coverage
                                            at Credit Suisse since prior to 2007.


                                             PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                           THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------
Christopher M. Toub; since 2005; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser            with which he has been associated in a
                                         substantially similar capacity as a
                                         portfolio manager since prior to 2007.


The day-to-day management of, and investment decisions for, each of the other Portfolios' portfolios are made by certain Senior Investment Management Teams or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

The following table lists the Senior Investment Management Teams or Investment Teams, as applicable, the persons within each Investment Policy Group or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                                            PRINCIPAL
        PORTFOLIO                                     OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein VPS     Bruce K. Aronow; since    Senior Vice President of
 Small Cap Growth          2000; Senior Vice         the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 Small Cap Growth          and Small Cap Growth      in a substantially
 Investment Team           Team Leader               similar capacity to his
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2007.

                           N. Kumar Kirpalani;       Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2007.

                           Samantha S. Lau; since    Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     in a substantially
                                                     similar capacity to her
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2007.

                           Wen-Tse Tseng; since      Vice President of the
                           2006; Vice President of   Adviser, with which he
                           the Adviser               has been associated in a
                                                     substantially similar
                                                     capacity to his current
                                                     position as a portfolio
                                                     manager since prior to
                                                     2007.

 AllianceBernstein VPS     Eric J. Franco; since     Senior Vice President of
 Real Estate Investment    March 2012; Senior Vice   the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 REIT Senior Investment                              in a substantially
 Management Team                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2007.

 AllianceBernstein VPS     Takeo Aso; since March    Senior Vice President of
 International Value       2012; Senior Vice         the Adviser with which
 Portfolio                 President of the Adviser  he has been associated
 International Value                                 since prior to 2007. He
 Senior Investment                                   is also EAFE Director of
 Management Team                                     Value Research and
                                                     co-Director of Research
                                                     for Japan Value Equities
                                                     since 2012. Prior
                                                     thereto, Director of
                                                     Research for Japan Value
                                                     Equities since prior to
                                                     2007.

                           Sharon E. Fay; since      Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     since prior to 2007. She
                                                     is also Head of
                                                     AllianceBernstein
                                                     Equities since 2010 and
                                                     Chief Investment Officer
                                                     of Global Value Equities
                                                     since prior to 2007.

                           Avi Lavi; since March     Senior Vice President of
                           2012; Senior Vice         the Adviser with which
                           President of the Adviser  he has been associated
                                                     since prior to
                                                     2007. Global Director of
                                                     Value Research since
                                                     2012 and Chief
                                                     Investment Officer of UK
                                                     and European Value
                                                     Equities since prior to
                                                     2007.

                           Kevin F. Simms; since     Senior Vice President of
                           2001; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2007. He
                                                     is also Chief Investment
                                                     Officer of International
                                                     Value Equities since
                                                     2012 and was Co-Chief
                                                     Investment Officer of
                                                     the same service since
                                                     prior to 2007.

                                                            PRINCIPAL
        PORTFOLIO                                     OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein VPS     James W. MacGregor;       Senior Vice President of
 Small/Mid Cap Value       since 2005; Senior Vice   the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 Small/Mid Cap Value                                 since prior to 2007. He
 Senior Investment                                   is also Chief Investment
 Management Team                                     Officer--Small- and
                                                     Mid-Cap Value Equities
                                                     and Chief Investment
                                                     Officer--Canadian Value
                                                     Equities.

                           Joseph G. Paul; since     Senior Vice President of
                           2002; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2007. He
                                                     is also Chief Investment
                                                     Officer--U.S. Large Cap
                                                     Value Equities, and
                                                     leader of North American
                                                     Value Equities and
                                                     Advanced Value. Until
                                                     2009, he was Chief
                                                     Investment
                                                     Officer--Small and
                                                     Mid-Cap Value Equities,
                                                     Co-Chief Investment
                                                     Officer of Real Estate
                                                     Investments, and Chief
                                                     Investment Officer of
                                                     Advanced Value since
                                                     prior to 2007.

                           Andrew J. Weiner; since   Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2007. He
                                                     is also Director of
                                                     Research--Small- and
                                                     Mid-Cap Value Equities.

 AllianceBernstein VPS     Christopher W. Marx;      Senior Vice President of
 Value Portfolio           since 2005; Senior Vice   the Adviser, with which
 U.S. Value Senior         President of the Adviser  he has been associated
 Investment Team                                     since prior to 2007.

                           Joseph G. Paul; since     See above.
                           2009; Senior Vice
                           President of the Adviser

                           Greg L. Powell; since     Senior Vice President of
                           2011; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in since prior to 2007.
                                                     He is also Director of
                                                     Research--U.S. Large Cap
                                                     Value Equities since
                                                     2010. Until 2010, he was
                                                     director of research of
                                                     Equity Hedge Fund
                                                     Strategies since prior
                                                     to 2007.

 AllianceBernstein VPS     Frank V. Caruso; since    See above.
 Large Cap Growth          March 2012; Senior Vice
 Portfolio                 President of the Adviser
 U.S. Large Cap Growth
 Investment Team

                           Vincent C. DuPont; since  Senior Vice President of
                           March 2012; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2007.

                           John H. Fogarty; since    Senior Vice President of
                           March 2012; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity as a
                                                     portfolio manager since
                                                     prior to 2007.

 AllianceBernstein VPS     Thomas J. Fontaine;       Senior Vice President of
 Balanced Wealth Strategy  since 2008; Senior Vice   the Adviser and Head of
 Portfolio                 President of the Adviser  Defined Contribution.
 Multi-Asset               and Head of Defined       Previously, Director of
 Solutions Team            Contribution              Research--Defined
                                                     Contribution. Prior
                                                     thereto, he was a
                                                     Director of Research for
                                                     the Adviser's Blend
                                                     Strategies team and
                                                     served as a senior
                                                     quantitative analyst
                                                     since prior to 2007.

                           Dokyoung Lee; since       Senior Vice President of
                           2008; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Director of           since prior to 2007 and
                           Research--Strategic       Director of
                           Asset Allocation          Research--Strategic
                                                     Asset Allocation since
                                                     2008.

                           Seth J. Masters; since    Senior Vice President of
                           2004; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Chief Investment      since prior to 2007 and
                           Officer of Asset          Chief Investment Officer
                           Allocation and Bernstein of Asset Allocation and Global Wealth Management Bernstein Global Wealth
                                                     Management.

                           Christopher H. Nikolich;  Senior Vice President of
                           since 2004; Senior Vice   the Adviser, with which
                           President of the Adviser he has been associated and Head of Research and since prior to 2007, and
                           Investment                Head of Research and
                           Design--Defined           Investment
                           Contribution              Design--Defined
                                                     Contribution.

                           Patrick J. Rudden; since  Senior Vice President of
                           2009; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Head of Blend         since prior to 2007, and
                           Strategies                Head of Blend
                                                     Strategies. Prior
                                                     thereto, he was Head of
                                                     Institutional Investment
                                                     Solutions within the
                                                     Blend Team.

 AllianceBernstein VPS     Daniel J. Loewy; since    Senior Vice President of
 Dynamic Asset Allocation  2011; Senior Vice         the Adviser with which
 Portfolio                 President of the Adviser  he has been associated
 Dynamic Asset Allocation                            since prior to 2007;
 Team                                                Co-Chief Investment
                                                     Officer and Director of
                                                     Research of Dynamic
                                                     Asset Allocation
                                                     Strategies within the
                                                     Blend Strategies team.

                           Seth J. Masters; since    See above.
                           2011; Senior Vice
                           President of the Adviser


Additional information about the portfolio managers may be found in the Portfolios' SAI.

PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS

Certain of the investment teams employed by the Adviser in managing the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed-Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO they manage. The Equity and Fixed-Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO, as a registered investment company, is subject and which, if applicable to the Equity and Fixed-Income Historical Accounts, may have adversely affected the performance of the Equity and Fixed-Income Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Equity and Fixed-Income Historical Accounts managed by investment teams that manage the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets. Performance data is shown for the period during which the relevant investment team of the Adviser managed the Equity and Fixed-Income Historical Accounts through December 31, 2011. The aggregate assets for the Equity and Fixed-Income Historical Accounts managed by each investment team as of December 31, 2011 are also shown. Each of an investment team's Equity and Fixed-Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Equity and Fixed-Income Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO, which may be higher than the fees imposed on the Equity and Fixed-Income Historical Accounts, and will reduce the returns of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity and Fixed-Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset-weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed-Income Historical Accounts may produce different results, and the results for different periods may vary.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed-Income Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO managed by that investment team relative to the index would be reduced by the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S Contractholders of income taxes.


The following performance data is provided solely to illustrate each investment team's performance in managing the Equity and Fixed-Income Historical Accounts as measured against certain broad-based market indices.


These indices are described in the "Glossary" below except for the FTSE EPRA/NAREIT Developed Global Real Estate Index ("FTSE EPRA/NAREIT Developed Index"). FTSE EPRA/NAREIT Developed Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The performance of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO will be affected both by the performance of each investment team managing a portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S assets and by the Adviser's allocation of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO were to perform relatively poorly, and/or if the Adviser were to allocate more of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S portfolio to relatively poorly performing investment teams, the performance of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO would suffer.
Investors should not rely on the performance data of the Equity and Fixed-Income

Historical Accounts as an indication of future performance of all or any portion of the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO'S performance. The use of methodology different from that used to calculate performance could result in different performance data.


EQUITY AND FIXED-INCOME HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------


NET OF FEES PERFORMANCE
For periods ended December 31, 2011, with their Aggregate Assets as of December 31, 2011



INVESTMENT TEAMS AND                           ASSETS                                        SINCE   INCEPTION
BENCHMARKS                                  (IN MILLIONS) 1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION   DATES
--------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------
US Large Cap Growth                           $2,836.20    -2.28% 13.68%    0.14%  0.99%    12.34%*  12/31/77
Russell 1000 Growth Index                                   2.64% 18.02%    2.50%  2.59%       N/A
--------------------------------------------------------------------------------------------------------------
US Large Cap Value                            $3,567.80    -3.30%  9.70%   -5.57%  2.47%     3.40%    3/31/99
Russell 1000 Value Index                                    0.39% 11.55%   -2.64%  3.89%     3.58%
--------------------------------------------------------------------------------------------------------------
International Large Cap Growth                  $799.80   -21.84%  2.51%   -8.87%  1.38%     3.95%   12/31/90
MSCI EAFE Index                                           -12.14%  7.65%   -4.72%  4.67%     4.91%
--------------------------------------------------------------------------------------------------------------
International Large Cap Value                 $1,761.40   -20.05%  4.43%  -11.02%  4.50%     4.18%    3/31/01
MSCI EAFE Index                                           -12.14%  7.65%   -4.72%  4.67%     3.43%
--------------------------------------------------------------------------------------------------------------
Global Real Estate                           $13,397.00    -7.11% 14.66%   -4.63%    N/A     8.47%    9/30/03
FTSE EPRA/NAREIT Developed Index                           -5.82% 16.17%   -5.28%    N/A     8.31%
--------------------------------------------------------------------------------------------------------------
FIXED INCOME
--------------------------------------------------------------------------------------------------------------
Intermediate Duration Bonds                     $229.30     7.04%  9.76%    6.39%  5.58%     6.94%   12/31/86
Barclays Capital U.S. Aggregate Bond Index                  7.84%  6.77%    6.50%  5.78%     7.18%
--------------------------------------------------------------------------------------------------------------



*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/11 were 12.31% and 10.41%, respectively.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


The Portfolios declare dividends on their shares at least annually. The income and capital gains distributions are expected to be made in shares of each Portfolio.


See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY
--------------------------------------------------------------------------------

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

FIXED-INCOME SECURITIES are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.


BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX provides a measure of the performance of the U.S. Dollar-denominated, investment grade bond market, which includes U.S. government bonds, corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly for sale in the United States.


FTSE NAREIT EQUITY REIT INDEX is an index of publicly traded REITs that own commercial property.


MSCI AC WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets excluding the United States and Canada.

MSCI WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure developed-market equity performance throughout the world.

RUSSELL 1000(R) GROWTH INDEX measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values.

RUSSELL 2500(R) INDEX measures the performance of the small- to mid-capitalization segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2500(R) VALUE INDEX measures the performance of the small- to mid-capitalization value segment of the U.S. equity universe. It includes those Russell 2500(R) companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 3000(R) GROWTH INDEX measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000(R) companies with higher price-to-book ratios and higher forecasted growth values.


S&P 500 INDEX is a stock market index containing the stocks of 500 large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's returns would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.




ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                                         2011      2010       2009       2008      2007
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.26  $ 11.86     $ 10.40   $ 11.67    $ 11.67
                                                                       -------  -------     -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .39      .44         .49       .48        .50
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     .37      .60        1.36     (1.21)       .02
Contributions from Adviser                                                 -0-      -0-         -0-       .00(b)     -0-
                                                                       -------  -------     -------   -------    -------
Net increase (decrease) in net asset value from operations                 .76     1.04        1.85      (.73)       .52
                                                                       -------  -------     -------   -------    -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.56)    (.64)       (.39)     (.54)      (.52)
Distributions from net realized gain on investment transactions           (.05)     -0-         -0-       -0-        -0-
                                                                       -------  -------     -------   -------    -------
Total dividends and distributions                                         (.61)    (.64)       (.39)     (.54)      (.52)
                                                                       -------  -------     -------   -------    -------
Net asset value, end of period                                         $ 12.41  $ 12.26     $ 11.86   $ 10.40    $ 11.67
                                                                       =======  =======     =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)                       6.38%    8.93%*     18.20%*   (6.59)%*    4.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $33,973  $39,025     $41,341   $40,929    $20,289
Ratio to average net assets of:
 Expenses                                                                  .90%     .93%(d)     .94%      .89%      1.03%
 Net investment income                                                    3.17%    3.64%(d)    4.44%     4.47%      4.32%
Portfolio turnover rate                                                    108%      94%        102%      106%        90%
-------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.04%, 0.01% and 0.09%, respectively.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                          2011        2010       2009       2008       2007
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  27.08   $  24.72     $  18.03  $  29.96   $  26.37
                                                                       --------   --------     --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                             .02        .01          .04      (.02)      (.08)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     (.91)      2.42         6.65    (11.91)      3.67
                                                                       --------   --------     --------  --------   --------
Net increase (decrease) in net asset value from operations                 (.89)      2.43         6.69    (11.93)      3.59
                                                                       --------   --------     --------  --------   --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.02)      (.07)         -0-       -0-        -0-
                                                                       --------   --------     --------  --------   --------
Net asset value, end of period                                         $  26.17   $  27.08     $  24.72  $  18.03   $  29.96
                                                                       ========   ========     ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)*                      (3.27)%     9.83%       37.10%   (39.82)%    13.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $194,729   $223,520     $233,460  $192,976   $393,537
Ratio to average net assets of:
 Expenses                                                                  1.09%      1.10%(c)     1.13%     1.09%      1.07%
 Net investment income (loss)                                               .08%       .04%(c)      .22%     (.08)%     (.27)%
Portfolio turnover rate                                                      89%       105%          97%       89%        92%
------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007 by 0.46%,
  0.58%, 1.96%, 2.10% and 0.39%, respectively.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                     2011        2010        2009       2008         2007
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  17.01   $  15.08     $  12.97   $  26.55    $    26.93
                                                                  --------   --------     --------   --------    ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                               .23        .16          .18        .25           .32
Net realized and unrealized gain (loss) on investment
 transactions                                                          .81       1.77         2.42      (9.66)          .96
Contributions from Adviser                                             -0-        -0-          -0-        .00(b)        .06
                                                                  --------   --------     --------   --------    ----------
Net increase (decrease) in net asset value from operations            1.04       1.93         2.60      (9.41)         1.34
                                                                  --------   --------     --------   --------    ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                  (.19)       -0-         (.49)      (.37)         (.34)
Distributions from net realized gain on investment transactions        -0-        -0-          -0-      (3.80)        (1.38)
                                                                  --------   --------     --------   --------    ----------
Total dividends and distributions                                     (.19)       -0-         (.49)     (4.17)        (1.72)
                                                                  --------   --------     --------   --------    ----------
Net asset value, end of period                                    $  17.86   $  17.01     $  15.08   $  12.97    $    26.55
                                                                  ========   ========     ========   ========    ==========
TOTAL RETURN
Total investment return based on net asset value(c)                   6.07%*    12.80%*      20.35%*   (40.69)%*       4.86%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $735,514   $805,714     $837,533   $819,994    $1,758,210
Ratio to average net assets of:
 Expenses                                                              .85%       .88%(d)      .88%       .87%          .84%
 Net investment income                                                1.28%      1.05%(d)     1.33%      1.36%         1.18%
Portfolio turnover rate                                                 76%        66%         125%       184%           74%
------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.13%, 0.27%, 0.54% and
  0.46%, respectively.

**Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19%.

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                         2011        2010       2009       2008       2007
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 19.62   $ 17.10      $ 12.88   $ 22.42    $  19.90
                                                                       -------   -------      -------   -------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           (.02)     (.02)         .01      (.08)       (.10)
Net realized and unrealized gain (loss) on investment transactions         .21      2.55         4.21     (9.46)       2.62
                                                                       -------   -------      -------   -------    --------
Net increase (decrease) in net asset value from operations                 .19      2.53         4.22     (9.54)       2.52
                                                                       -------   -------      -------   -------    --------
LESS: DIVIDENDS
Dividends from net investment income                                       -0-      (.01)         -0-       -0-         -0-
                                                                       -------   -------      -------   -------    --------
Net asset value, end of period                                         $ 19.81   $ 19.62      $ 17.10   $ 12.88    $  22.42
                                                                       =======   =======      =======   =======    ========
TOTAL RETURN
Total investment return based on net asset value(b)                        .97%*   14.80%*      32.76%*  (42.55)%*    12.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $51,114   $61,325      $63,368   $53,248    $121,521
Ratio to average net assets of:
 Expenses                                                                 1.25%     1.25%(c)     1.31%     1.19%       1.15%
 Net investment income (loss)                                             (.08)%    (.10)%(c)     .04%     (.47)%      (.49)%
Portfolio turnover rate                                                     97%      121%         197%      103%         60%
-----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.07%, 0.22%, 0.41% and
  0.03%, respectively.

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                          2011       2010       2009      2008       2007
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 18.24    $ 16.51     $ 12.41  $ 24.73    $ 30.20
                                                                       -------    -------     -------  -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .22        .14         .18      .31        .13
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (3.06)      1.89        4.55   (12.23)      5.11
Contributions from Adviser                                                 .00(b)     -0-         -0-      .00(b)     -0-
                                                                       -------    -------     -------  -------    -------
Net increase (decrease) in net asset value from operations               (2.84)      2.03        4.73   (11.92)      5.24
                                                                       -------    -------     -------  -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.47)      (.30)       (.63)     -0-       (.43)
Distributions from net realized gain on investment transactions            -0-        -0-         -0-     (.40)    (10.28)
                                                                       -------    -------     -------  -------    -------
Total dividends and distributions                                         (.47)      (.30)       (.63)    (.40)    (10.71)
                                                                       -------    -------     -------  -------    -------
Net asset value, end of period                                         $ 14.93    $ 18.24     $ 16.51  $ 12.41    $ 24.73
                                                                       =======    =======     =======  =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)                     (16.04)%    12.61%      39.24%  (48.96)%*   17.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $58,322    $74,879     $72,604  $45,309    $57,633
Ratio to average net assets of:
 Expenses                                                                 1.19%      1.18%(d)    1.24%    1.23%      1.45%(d)
 Net investment income                                                    1.27%       .83%(d)    1.28%    1.63%       .45%(d)
Portfolio turnover rate                                                     66%       104%        118%      90%       126%
-----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2008 by 0.01%.

ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                          2011        2010        2009        2008       2007
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 18.99    $  16.34     $  10.67    $ 20.31    $  16.94
                                                                       -------    --------     --------    -------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           (.03)        .07          .04       (.04)       (.07)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (4.40)       2.90         5.63      (9.60)       3.44
Contributions from Adviser                                                 -0-         -0-          .00(b)     .00(b)      -0-
                                                                       -------    --------     --------    -------    --------
Net increase (decrease) in net asset value from operations               (4.43)       2.97         5.67      (9.64)       3.37
                                                                       -------    --------     --------    -------    --------
LESS: DIVIDENDS
Dividends from net investment income                                      (.06)       (.32)         -0-        -0-         -0-
                                                                       -------    --------     --------    -------    --------
Net asset value, end of period                                         $ 14.50    $  18.99     $  16.34    $ 10.67    $  20.31
                                                                       =======    ========     ========    =======    ========
TOTAL RETURN
Total investment return based on net asset value(c)                     (23.41)%*    18.58%*      53.14%*+  (47.46)%*    19.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $99,084    $141,649     $141,536    $84,880    $191,474
Ratio to average net assets of:
 Expenses                                                                 1.19%       1.24%(d)     1.25%      1.18%       1.17%
 Net investment income (loss)                                             (.14)%       .44%(d)      .27%      (.24)%      (.40)%
Portfolio turnover rate                                                    163%        117%         215%       141%        132%
--------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, by 0.04%, 0.04%, 0.15% and
  0.03%, respectively.

+ Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio's performance for the year ended December 31, 2009 by 0.01%.

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                         2011        2010       2009       2008      2007
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.94   $ 11.67      $  8.26   $ 15.19    $ 13.36
                                                                       -------   -------      -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.19)     (.16)        (.15)     (.15)      (.15)
Net realized and unrealized gain (loss) on investment transactions         .86      4.43         3.56     (6.78)      1.98
Contributions from Adviser                                                 -0-       -0-          -0-       .00(b)     -0-
                                                                       -------   -------      -------   -------    -------
Net increase (decrease) in net asset value from operations                 .67      4.27         3.41     (6.93)      1.83
                                                                       -------   -------      -------   -------    -------
Net asset value, end of period                                         $ 16.61   $ 15.94      $ 11.67   $  8.26    $ 15.19
                                                                       =======   =======      =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)                       4.20%*   36.59%*      41.28%*  (45.62)%*   13.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $29,665   $29,128      $14,796   $11,111    $24,937
Ratio to average net assets of:
 Expenses                                                                 1.43%     1.62%(d)     1.87%     1.60%      1.44%
 Net investment loss                                                     (1.11)%   (1.23)%(d)   (1.58)%   (1.29)%    (1.05)%
Portfolio turnover rate                                                     92%       95%         106%      129%        88%
----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.09%, 0.05%, 0.28% and
  0.40%, respectively.

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

                                                                         2011       2010       2009     2008      2007
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.05   $  9.67     $  7.86  $ 16.20   $ 22.80
                                                                       -------   -------     -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .08       .20         .20      .22       .16
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.02      2.31        1.97    (4.37)    (2.90)
                                                                       -------   -------     -------  -------   -------
Net increase (decrease) in net asset value from operations                1.10      2.51        2.17    (4.15)    (2.74)
                                                                       -------   -------     -------  -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.15)     (.13)       (.20)    (.20)     (.25)
Distributions from net realized gain on investment transactions          (1.39)      -0-        (.16)   (3.99)    (3.61)
                                                                       -------   -------     -------  -------   -------
Total dividends and distributions                                        (1.54)     (.13)       (.36)   (4.19)    (3.86)
                                                                       -------   -------     -------  -------   -------
Net asset value, end of period                                         $ 11.61   $ 12.05     $  9.67  $  7.86   $ 16.20
                                                                       =======   =======     =======  =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)                       8.75%*   26.05%      29.22%  (35.82)%  (14.76)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $13,536   $14,479     $12,517  $11,104   $22,281
Ratio to average net assets of:
 Expenses                                                                 1.13%     1.13%(c)    1.53%    1.26%     1.10%
 Net investment income                                                     .64%     1.89%(c)    2.67%    1.83%      .80%
Portfolio turnover rate                                                    114%      132%         94%      46%       51%
-------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2011 by 0.06%.

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                                         2011       2010     2009     2008     2007
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 14.77   $14.54     $10.93  $ 24.88   $24.74
                                                                       -------   ------     ------  -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .31      .24        .28      .50      .36
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (3.14)     .38+      3.47   (13.02)    1.06
                                                                       -------   ------     ------  -------   ------
Net increase (decrease) in net asset value from operations               (2.83)     .62       3.75   (12.52)    1.42
                                                                       -------   ------     ------  -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.53)    (.39)      (.14)    (.18)    (.27)
Distributions from net realized gain on investment transactions            -0-      -0-        -0-    (1.25)   (1.01)
Tax return of capital                                                     (.01)     -0-        -0-      -0-      -0-
                                                                       -------   ------     ------  -------   ------
Total dividends and distributions                                         (.54)    (.39)      (.14)   (1.43)   (1.28)
                                                                       -------   ------     ------  -------   ------
Net asset value, end of period                                         $ 11.40   $14.77     $14.54  $ 10.93   $24.88
                                                                       =======   ======     ======  =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)                     (19.44)%   4.30%     34.36%  (53.28)%   5.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 1,033   $1,326     $1,708  $ 1,659   $2,818
Ratio to average net assets of:
 Expenses                                                                 1.07%    1.10%(c)   1.08%    1.06%    1.06%
 Net investment income                                                    2.23%    1.73%(c)   2.38%    2.77%    1.41%
Portfolio turnover rate                                                     62%      52%        52%      36%      23%
---------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

+ Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                                          2011        2010       2009       2008      2007
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  16.87   $  13.36     $   9.87  $  17.03   $  18.00
                                                                       --------   --------     --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .05        .05          .05       .10        .07
Net realized and unrealized gain (loss) on investment transactions        (1.50)      3.50         4.01     (5.61)       .37
                                                                       --------   --------     --------  --------   --------
Net increase (decrease) in net asset value from operations                (1.45)      3.55         4.06     (5.51)       .44
                                                                       --------   --------     --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.04)      (.04)        (.09)     (.07)      (.14)
Distributions from net realized gain on investment transactions             -0-        -0-         (.48)    (1.58)     (1.27)
                                                                       --------   --------     --------  --------   --------
Total dividends and distributions                                          (.04)      (.04)        (.57)    (1.65)     (1.41)
                                                                       --------   --------     --------  --------   --------
Net asset value, end of period                                         $  15.38   $  16.87     $  13.36  $   9.87   $  17.03
                                                                       ========   ========     ========  ========   ========
TOTAL RETURN
Total investment return based on net asset value(b)                       (8.62)%    26.59%       42.66%   (35.75)%     1.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $324,145   $378,436     $264,635  $202,997   $294,664
Ratio to average net assets of:
 Expenses                                                                  1.08%      1.09%(c)     1.12%     1.11%      1.08%
 Net investment income                                                      .31%       .31%(c)      .42%      .72%       .35%
Portfolio turnover rate                                                      70%        54%          58%       49%        32%
-----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                                                          2011        2010        2009       2008        2007
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   9.75   $   8.90     $   7.59   $  13.79    $  14.95
                                                                       --------   --------     --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .15        .10          .14        .24         .27
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     (.50)       .91         1.41      (5.58)       (.83)
                                                                       --------   --------     --------   --------    --------
Net increase (decrease) in net asset value from operations                 (.35)      1.01         1.55      (5.34)       (.56)
                                                                       --------   --------     --------   --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.12)      (.16)        (.24)      (.24)       (.18)
Distributions from net realized gain on investment transactions             -0-        -0-          -0-       (.62)       (.42)
                                                                       --------   --------     --------   --------    --------
Total dividends and distributions                                          (.12)      (.16)        (.24)      (.86)       (.60)
                                                                       --------   --------     --------   --------    --------
Net asset value, end of period                                         $   9.28   $   9.75     $   8.90   $   7.59    $  13.79
                                                                       ========   ========     ========   ========    ========
TOTAL RETURN
Total investment return based on net asset value(b)                       (3.78)%    11.42%*      21.04%*   (41.01)%*    (4.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $175,183   $212,522     $213,827   $197,080    $329,217
Ratio to average net assets of:
 Expenses                                                                   .96%       .96%(c)      .95%       .92%        .90%
 Net investment income                                                     1.51%      1.12%(c)     1.84%      2.24%       1.82%
Portfolio turnover rate                                                      62%        73%          64%        33%         20%
--------------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.01%, 0.02% and 0.02%, respectively.

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO

--------------------------------------------------------------------------------

                                                                2011         2010        2009         2008           2007
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.38    $  10.58     $   8.58   $  12.97        $  12.81
                                                             --------    --------     --------   --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .20         .20          .22        .26(b)          .27(b)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   (.53)        .87         1.86      (4.02)            .41
Contributions from Adviser                                        -0-         -0-          -0-        .00(c)          -0-
                                                             --------    --------     --------   --------        --------
Net increase (decrease) in net asset value from operations       (.33)       1.07         2.08      (3.76)            .68
                                                             --------    --------     --------   --------        --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.25)       (.27)        (.08)      (.35)           (.30)
Distributions from net realized gain on investment and
 foreign currency transactions                                    -0-         -0-          -0-       (.28)           (.22)
                                                             --------    --------     --------   --------        --------
Total dividends and distributions                                (.25)       (.27)        (.08)      (.63)           (.52)
                                                             --------    --------     --------   --------        --------
Net asset value, end of period                               $  10.80    $  11.38     $  10.58   $   8.58        $  12.97
                                                             ========    ========     ========   ========        ========
TOTAL RETURN
Total investment return based on net asset value(d)             (3.06)%*    10.30%*      24.45%*   (30.20)%*         5.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $483,047    $518,572     $458,669   $285,962        $211,440
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements                      .91%        .93%(e)      .95%      1.00%(e)        1.01%
 Expenses, before waivers and reimbursements                      .91%        .93%(e)      .95%      1.02%(e)        1.07%
 Net investment income                                           1.78%       1.89%(e)     2.36%      2.48%(b)(e)     2.11%(b)
Portfolio turnover rate                                            94%        101%          85%        93%             77%
-----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.

(b)Net of expenses waived or reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.02%, 0.03%, 0.06% and
  0.10%, respectively.

ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

                                                                         APRIL 1,
                                                                        2011(a) TO
                                                                       DECEMBER 31,
                                                                           2011
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 10.00
                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                  .06
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      (.32)
                                                                         -------
Net increase (decrease) in net asset value from operations                  (.26)
                                                                         -------
Net asset value, end of period                                           $  9.74
                                                                         =======
TOTAL RETURN
Total investment return based on net asset value(d)                        (2.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                $51,687
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements(e)                             1.10%
 Expenses, before waivers and reimbursements(e)                             2.45%
 Net investment income(c)(e)                                                1.02%
Portfolio turnover rate                                                       68%
-----------------------------------------------------------------------------------



(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of expenses waived and reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)Annualized.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.

NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between the Adviser and the New York Attorney General requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios". There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   94.50    $10,405.50
   2             10,405.50      520.28    10,925.78      98.33     10,827.44
   3             10,827.44      541.37    11,368.82     102.32     11,266.50
   4             11,266.50      563.32    11,829.82     106.47     11,723.35
   5             11,723.35      586.17    12,309.52     110.79     12,198.73
   6             12,198.73      609.94    12,808.67     115.28     12,693.39
   7             12,693.39      634.67    13,328.06     119.95     13,208.11
   8             13,208.11      660.41    13,868.52     124.82     13,743.70
   9             13,743.70      687.18    14,430.88     129.88     14,301.01
   10            14,301.01      715.05    15,016.06     135.14     14,880.91
   --------------------------------------------------------------------------
   Cumulative                $6,018.39               $1,137.48



ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  114.45    $10,385.55
   2             10,385.55      519.28    10,904.83     118.86     10,785.96
   3             10,785.96      539.30    11,325.26     123.45     11,201.82
   4             11,201.82      560.09    11,761.91     128.20     11,633.70
   5             11,633.70      581.69    12,215.39     133.15     12,082.24
   6             12,082.24      604.11    12,686.35     138.28     12,548.07
   7             12,548.07      627.40    13,175.48     143.61     13,031.86
   8             13,031.86      651.59    13,683.46     149.15     13,534.31
   9             13,534.31      676.72    14,211.02     154.90     14,056.12
   10            14,056.12      702.81    14,758.93     160.87     14,598.06
   --------------------------------------------------------------------------
   Cumulative                $5,962.99               $1,364.92



ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   89.25    $10,410.75
   2             10,410.75      520.54    10,931.29      92.92     10,838.37
   3             10,838.37      541.92    11,380.29      96.73     11,283.56
   4             11,283.56      564.18    11,847.74     100.71     11,747.03
   5             11,747.03      587.35    12,334.38     104.84     12,229.54
   6             12,229.54      611.48    12,841.02     109.15     12,731.87
   7             12,731.87      636.59    13,368.46     113.63     13,254.83
   8             13,254.83      662.74    13,917.57     118.30     13,799.27
   9             13,799.27      689.96    14,489.23     123.16     14,366.08
   10            14,366.08      718.30    15,084.38     128.22     14,956.16
   --------------------------------------------------------------------------
   Cumulative                $6,033.06               $1,076.91

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  131.25    $10,368.75
   2             10,368.75      518.44    10,887.19     136.09     10,751.10
   3             10,751.10      537.55    11,288.65     141.11     11,147.54
   4             11,147.54      557.38    11,704.92     146.31     11,558.61
   5             11,558.61      577.93    12,136.54     151.71     11,984.83
   6             11,984.83      599.24    12,584.08     157.30     12,426.77
   7             12,426.77      621.34    13,048.11     163.10     12,885.01
   8             12,885.01      644.25    13,529.26     169.12     13,360.15
   9             13,360.15      668.01    14,028.15     175.35     13,852.80
   10            13,852.80      692.64    14,545.44     181.82     14,363.62
   --------------------------------------------------------------------------
   Cumulative                $5,916.78               $1,553.16



ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  124.95    $10,375.05
   2             10,375.05      518.75    10,893.80     129.64     10,764.17
   3             10,764.17      538.21    11,302.37     134.50     11,167.88
   4             11,167.88      558.39    11,726.27     139.54     11,586.73
   5             11,586.73      579.34    12,166.06     144.78     12,021.29
   6             12,021.29      601.06    12,622.35     150.21     12,472.15
   7             12,472.15      623.61    13,095.75     155.84     12,939.91
   8             12,939.91      647.00    13,586.91     161.68     13,425.23
   9             13,425.23      671.26    14,096.49     167.75     13,928.74
   10            13,928.74      696.44    14,625.18     174.04     14,451.14
   --------------------------------------------------------------------------
   Cumulative                $5,934.06               $1,482.93



ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  124.95    $10,375.05
   2             10,375.05      518.75    10,893.80     129.64     10,764.17
   3             10,764.17      538.21    11,302.37     134.50     11,167.88
   4             11,167.88      558.39    11,726.27     139.54     11,586.73
   5             11,586.73      579.34    12,166.06     144.78     12,021.29
   6             12,021.29      601.06    12,622.35     150.21     12,472.15
   7             12,472.15      623.61    13,095.75     155.84     12,939.91
   8             12,939.91      647.00    13,586.91     161.68     13,425.23
   9             13,425.23      671.26    14,096.49     167.75     13,928.74
   10            13,928.74      696.44    14,625.18     174.04     14,451.14
   --------------------------------------------------------------------------
   Cumulative                $5,934.06               $1,482.93



ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  150.15    $10,349.85
   2             10,349.85      517.49    10,867.34     155.40     10,711.94
   3             10,711.94      535.60    11,247.54     160.84     11,086.70
   4             11,086.70      554.33    11,641.03     166.47     11,474.56
   5             11,474.56      573.73    12,048.29     172.29     11,876.00
   6             11,876.00      593.80    12,469.80     178.32     12,291.48
   7             12,291.48      614.57    12,906.06     184.56     12,721.50
   8             12,721.50      636.08    13,357.58     191.01     13,166.56
   9             13,166.56      658.33    13,824.89     197.70     13,627.20
   10            13,627.20      681.36    14,308.56     204.61     14,103.94
   --------------------------------------------------------------------------
   Cumulative                $5,865.29               $1,761.35

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  118.65    $10,381.35
   2             10,381.35      519.07    10,900.42     123.17     10,777.24
   3             10,777.24      538.86    11,316.10     127.87     11,188.23
   4             11,188.23      559.41    11,747.64     132.75     11,614.90
   5             11,614.90      580.74    12,195.64     137.81     12,057.83
   6             12,057.83      602.89    12,660.72     143.07     12,517.66
   7             12,517.66      625.88    13,143.54     148.52     12,995.02
   8             12,995.02      649.75    13,644.77     154.19     13,490.58
   9             13,490.58      674.53    14,165.11     160.07     14,005.04
   10            14,005.04      700.25    14,705.30     166.17     14,539.13
   --------------------------------------------------------------------------
   Cumulative                $5,951.38               $1,412.27



ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  112.35    $10,387.65
   2             10,387.65      519.38    10,907.03     116.71     10,790.33
   3             10,790.33      539.52    11,329.84     121.23     11,208.61
   4             11,208.61      560.43    11,769.05     125.93     11,643.12
   5             11,643.12      582.16    12,225.27     130.81     12,094.46
   6             12,094.46      604.72    12,699.18     135.88     12,563.30
   7             12,563.30      628.17    13,191.47     141.15     13,050.32
   8             13,050.32      652.52    13,702.84     146.62     13,556.22
   9             13,556.22      677.81    14,234.03     152.30     14,081.72
   10            14,081.72      704.09    14,785.81     158.21     14,627.60
   --------------------------------------------------------------------------
   Cumulative                $5,968.80               $1,341.19



ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  113.40    $10,386.60
   2             10,386.60      519.33    10,905.93     117.78     10,788.15
   3             10,788.15      539.41    11,327.55     122.34     11,205.22
   4             11,205.22      560.26    11,765.48     127.07     11,638.41
   5             11,638.41      581.92    12,220.33     131.98     12,088.35
   6             12,088.35      604.42    12,692.77     137.08     12,555.69
   7             12,555.69      627.78    13,183.47     142.38     13,041.09
   8             13,041.09      652.05    13,693.14     147.89     13,545.26
   9             13,545.26      677.26    14,222.52     153.60     14,068.92
   10            14,068.92      703.45    14,772.36     159.54     14,612.82
   --------------------------------------------------------------------------
   Cumulative                $5,965.88               $1,353.06



ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  100.80    $10,399.20
   2             10,399.20      519.96    10,919.16     104.82     10,814.34
   3             10,814.34      540.72    11,355.05     109.01     11,246.04
   4             11,246.04      562.30    11,808.35     113.36     11,694.99
   5             11,694.99      584.75    12,279.74     117.89     12,161.85
   6             12,161.85      608.09    12,769.94     122.59     12,647.35
   7             12,647.35      632.37    13,279.72     127.49     13,152.23
   8             13,152.23      657.61    13,809.85     132.57     13,677.27
   9             13,677.27      683.86    14,361.13     137.87     14,223.27
   10            14,223.27      711.16    14,934.43     143.37     14,791.06
   --------------------------------------------------------------------------
   Cumulative                $6,000.82               $1,209.77

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   95.55    $10,404.45
   2             10,404.45      520.22    10,924.67      99.41     10,825.26
   3             10,825.26      541.26    11,366.52     103.44     11,263.09
   4             11,263.09      563.15    11,826.24     107.62     11,718.62
   5             11,718.62      585.93    12,304.55     111.97     12,192.58
   6             12,192.58      609.63    12,802.21     116.50     12,685.71
   7             12,685.71      634.29    13,320.00     121.21     13,198.78
   8             13,198.78      659.94    13,858.72     126.11     13,732.61
   9             13,732.61      686.63    14,419.24     131.22     14,288.02
   10            14,288.02      714.40    15,002.42     136.52     14,865.90
   --------------------------------------------------------------------------
   Cumulative                $6,015.45               $1,149.55



ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  118.65    $10,381.35
   2             10,381.35      519.07    10,900.42     270.33     10,630.09
   3             10,630.09      531.50    11,161.59     276.81     10,884.78
   4             10,884.78      544.24    11,429.02     283.44     11,145.58
   5             11,145.58      557.28    11,702.86     290.23     11,412.63
   6             11,412.63      570.63    11,983.26     297.18     11,686.08
   7             11,686.08      584.30    12,270.38     304.31     11,966.08
   8             11,966.08      598.30    12,564.38     311.60     12,252.78
   9             12,252.78      612.64    12,865.42     319.06     12,546.36
   10            12,546.36      627.32    13,173.68     326.71     12,846.97
   --------------------------------------------------------------------------
   Cumulative                $5,645.28               $2,798.32



* Expenses are net of any fee waiver and expenses reimbursed by the Adviser in the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fee and Expenses of the Portfolio" before waiver and expense reimbursement in the Summary Information at the beginning of this Prospectus.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398

                                    [GRAPHIC]

[LOGO]

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


                          INTERMEDIATE BOND PORTFOLIO
                           LARGE CAP GROWTH PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                                GROWTH PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO
                        GLOBAL THEMATIC GROWTH PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                        REAL ESTATE INVESTMENT PORTFOLIO
                         INTERNATIONAL VALUE PORTFOLIO
                         SMALL/MID CAP VALUE PORTFOLIO
                                VALUE PORTFOLIO
                       BALANCED WEALTH STRATEGY PORTFOLIO
                       DYNAMIC ASSET ALLOCATION PORTFOLIO
            (each a "Portfolio" and collectively, the "Portfolios")


--------------------------------------------------------------------------------
                 c/o AllianceBernstein Investor Services, Inc.
              P. O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 2012


--------------------------------------------------------------------------------


            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectuses dated May 1, 2012, for AllianceBernstein(R) Variable Products Series (VPS) Fund, Inc. (the "Fund") that offer Class A shares and Class B shares of the Fund's Portfolios (each a "Prospectus", and together, the "Prospectuses"). Financial statements for each Portfolio of the Fund for the year ended December 31, 2011, are included in the Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS
                                                                          PAGE

INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS......................2

INVESTMENT RESTRICTIONS....................................................43

MANAGEMENT OF THE FUND.....................................................45

EXPENSES OF THE PORTFOLIOS.................................................93

PURCHASE AND REDEMPTION OF SHARES..........................................99

NET ASSET VALUE...........................................................104

PORTFOLIO TRANSACTIONS....................................................107

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................115

GENERAL INFORMATION.......................................................116

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM..............................................132

APPENDIX A: STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING.........A-1



------------------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

             INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Portfolios
------------------------------

            The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Portfolios' Prospectuses, each of which has differing investment objectives and policies. The Fund currently has thirteen Portfolios, all of which are described in this SAI.

            Except as noted, the investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Fund (the "Board" or the "Directors") without shareholder approval. However, no Portfolio will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Portfolio will achieve its investment objective. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectuses.


Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------


            A Portfolio may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.


            ADRs are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and have readily available market quotations. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios can avoid currency risks which might occur during the settlement period for either purchases or sales.

Derivatives
-----------

            A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives: options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.


            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.


            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).


            Swaps. A swap, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.


            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            --    Market Risk. This is the general risk attendant to all
            investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

            --    Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            --    Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

            --    Liquidity Risk. Liquidity risk exists when a particular
            instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            --    Leverage Risk. Since many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


            --    Risk of Potential Governmental Regulation of Derivatives.
            Among other things, recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swaps, may affect a Portfolio's ability to use such instruments as a part of its investment strategy.


            --    Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Use of Options, Futures, Forwards and Swaps by the Portfolios
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            - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.


            A Portfolio may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Portfolios' adviser (the "Adviser") anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.


            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            - Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

            A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

            A Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the option at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.


            A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.


            A Portfolio also may, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.


            A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.





            A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.


            - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

            The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.


            - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

            - Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Portfolio may also invest in options of foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own. The Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            - Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

            A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Underlying Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Each Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease was to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.


            - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by a Portfolio as a seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


            Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            - Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon termination of the transaction. Since currency swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

            - Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed-rate payments) computed based on a contractually based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.


            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization ("NRSRO") or counterparties with guarantors with debt securities having such a rating.


            - Synthetic Foreign Equity Securities. A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Portfolio's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
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            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. A Portfolio assumes the rights and risks of ownership of the security, but does not pay for the securities until they are received. If a Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Portfolio's volatility of returns.

            The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

            At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Portfolio may be adversely affected.

Illiquid Securities
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            A Portfolio will not invest in illiquid securities if immediately after such investment, more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.


            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.


            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable interpretation or position of the Securities and Exchange Commission (the "SEC") with respect to such type of securities.

Investment in Exchange-Traded Funds and Other Investment Companies
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            A Portfolio may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in buying and selling the ETFs. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices, expenses that will be indirectly borne by the Portfolio. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their indices. The market value of an ETF's shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

            A Portfolio may also invest in investment companies other than ETFs as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.





Loans of Portfolio Securities
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            A Portfolio may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight of the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distribution from the securities.

            A Portfolio will invest any cash collateral in a money market fund that complies with Rule 2a-7 under the 1940 Act, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Portfolio lends its securities, its investment performance will continue to reflect the value of securities on loan.



Mortgage-Related Securities and Other Asset-Backed Securities
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            The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, CMOs, CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations, Canadian Government Guaranteed Mortgage Related Securities and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association ("GNMA"), are described as "modified pass-through". These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.


            The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively, (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury ("U.S. Treasury") in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury has provided additional funding to the GSEs and their future is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.


            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation. A Portfolio may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            A Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multiclass structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock
---------------

            A Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.


Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest and payments. Similar to investment companies, such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.


Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of a repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

            A Portfolio may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Portfolio's ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.

            A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. A Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.

            Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other securities. See "Borrowing and Use of Leverage" below.

Rights and Warrants
-------------------


            A Portfolio may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Securities Acquired in Restructurings and Workouts
--------------------------------------------------

            A Portfolio's investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities"). A Portfolio's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Portfolio may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Portfolio may determine to hold the securities in its portfolio.


Securities Ratings
------------------

            The ratings of fixed-income securities by Moody's, S&P and Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

            Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with a Portfolio's objectives and policies.

            The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolios, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

            The Adviser will try to reduce the risk inherent in a Portfolio's investment in fixed-income securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering high-yielding investments for a Portfolio, the Adviser will attempt to identify those fixed-income securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales
-----------


            A Portfolio may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.


Special Situations
------------------

            A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

            A Portfolio may, from time to time, enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. The fee is payable whether or not the security is ultimately issued. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Securities
---------------------

            A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            A Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Trust Preferred Securities
--------------------------

            Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Unlike typical asset-backed securities, which have many underlying payors and usually are overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, resulting in a loss to a Portfolio. Trust preferred securities are subject to special risks. Dividend payments only will be paid if interest payments on the underlying obligations are made. These interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities
--------------------------

            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC (which are, as described above, now in effect, backed by the full faith and credit of the U.S. Government due to the conservatorship of the agencies), and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

            U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero-coupon securities are described in more detail in "Zero-Coupon Treasury Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities-Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            IPS tend to react to changes in real interest rates. In general, the price of an IPS can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of IPS may be vulnerable to changes in expectations of inflation. Interest payments on IPS can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.


            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

            Zero-Coupon Treasury Securities. Zero-coupon Treasury securities are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero-coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but, instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as a Portfolio) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

            Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Variable Notes
--------------

            Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's or AA- or better by S&P or Fitch.

General
-------

            The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when securities of foreign issuers comprise less than 80% of the Portfolio's NAV, three different foreign countries when securities of foreign issuers comprise less than 60% of the Portfolio's NAV, two different foreign countries when securities of foreign issuers comprise less than 40% of the Portfolio's NAV and one foreign country when securities of foreign issuers comprise less than 20% of the Portfolio's NAV. The Fund has also voluntarily agreed that each Portfolio that may invest in securities of foreign issuers will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's NAV, except that the Portfolio may have an additional 15% of its NAV invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

            In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval. For more information, see "Dividends, Distributions and Taxes" below.

Certain Risk and Other Considerations
-------------------------------------


            Borrowing and Use of Leverage. A Portfolio may use borrowings for investment purposes, subject to the restrictions of the 1940 Act. Borrowings by a Portfolio result in leveraging of the Portfolio's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies. A Portfolio may also create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other securities.



            Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as a Portfolio is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net investment income than if the Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of a Portfolio's investment portfolio, the benefit of leverage to a Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments, thereby reducing the NAV of the Portfolio's shares.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio. When a Portfolio engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Portfolio's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities. The segregation of assets is intended to enable the Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Portfolio's exposure to loss.


Real Estate Investments
-----------------------

            If a Portfolio, including, in particular, Real Estate Investment Portfolio, receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by Real Estate Investment Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


Risks of Investments in Foreign Securities
------------------------------------------

            Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that securities of foreign issuers will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Portfolio may invest and could adversely affect a Portfolio's assets should these conditions or events recur.

            Foreign investment in certain securities of foreign issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain securities of foreign issuers and increase the costs and expenses of a Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to that Portfolio or to entities in which that Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. See "U.S. Federal Income Taxes".


            Investors should understand that the expense ratio of a fund investing in securities of foreign issuers may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of securities of foreign issuers is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many securities of foreign issuers, there are U.S. Dollar-denominated ADRs which are traded in the United States on exchanges or over-the-counter. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Portfolio can avoid currency risks which might occur during the settlement period for either purchases or sales.


            Foreign Currency Transactions. A Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies. In addition, a Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Portfolio's income. A Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio's total assets adjusted to reflect the Portfolio's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements.

            If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and over-the-counter options on securities and securities indices may not be traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Portfolio could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Portfolio is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

            Fundamental Investment Policies. The following investment restrictions may not be changed without approval by the vote of (1) 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

            As a fundamental policy, a Portfolio:

            (a) may not concentrate investments in an industry as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

--------

(1) The Real Estate Investment Portfolio has not adopted a policy to concentrate investments in any one industry. Although it invests generally in the real estate industry sector, the primary economic characteristics of companies in this sector are materially different. For example, the Real Estate Investment Portfolio invests in equity and mortgage REITs, each of which seeks different types of investments. Equity REITs invest directly in real estate properties, and mortgage REITs make loans to real estate owners and purchase mortgages on real estate. In addition, there are many different types of REITs in which AllianceBernstein Real Estate Investment Portfolio may invest, including, for example, those that invest in shopping malls, industrial and office buildings, apartments, warehouses, lodging and hotels, and health care facilities. REITs may also invest in specific regions, states, or countries. Foreign REITs or other non-U.S. real estate investments may have significantly different characteristics than those in the United States.


            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) may purchase or sell commodities or options thereon to the extent permitted by applicable law; and


            (f) may not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolio's assets consist of:


            o     Cash or cash items;

            o     Government securities;

            o     Securities of other investment companies; and

            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

Non-Fundamental Investment Policies
-----------------------------------

            As a matter of non-fundamental policy, each Portfolio has adopted a policy that provides that the Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------


The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2011, totaling approximately $406 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.





            As of December 31, 2011, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

            AXA and its subsidiaries                  60.9%
            Holding                                   37.5
            Unaffiliated holders                       1.6
                                                  --------------
                                                     100.0%
                                                  ==============

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership the units of which ("Holding Units"), are traded publicly on the Exchange under the ticker symbol "AB". As of December 31, 2011, AXA owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.





            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.4% economic interest in the Adviser as of December 31, 2011.

            AXA is a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance(including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company is an indirect wholly-owned subsidiary of AXA Financial.



Advisory Agreement and Expenses
-------------------------------

            The Adviser serves as investment manager and adviser of each of the Portfolios, continuously furnishes an investment program for each Portfolio, and manages, supervises and conducts the affairs of each Portfolio, subject to the oversight of the Board.

            Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Portfolios' portfolios of securities and investments, and provides persons satisfactory to the Board to act as officers of the Fund. Such officers or employees may be employees of the Adviser or of its affiliates.

            The Adviser is, under each Portfolio's Advisory Agreement, responsible for certain expenses incurred by the Portfolios, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Portfolios (other than the portion of the promotional expenses borne by the Portfolios in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Fund and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


            The Fund has, under the Advisory Agreement, assumed obligation to payment of all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Board. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2011.

PORTFOLIO                                       AMOUNT RECEIVED
---------                                       ---------------

Intermediate Bond Portfolio                         $63,482
Large Cap Growth Portfolio                          $61,194
Growth and Income Portfolio                         $60,194
Growth Portfolio                                    $60,677
International Growth Portfolio                      $60,911
Global Thematic Growth Portfolio                    $61,179
Small Cap Growth Portfolio                          $60,013
Real Estate Investment Portfolio                    $59,827
International Value Portfolio                       $61,186
Small/Mid Cap Value Portfolio                       $60,494
Value Portfolio                                     $60,578
Balanced Wealth Strategy Portfolio                  $61,488
Dynamic Asset Allocation Portfolio*                 $     0

-------
*  The entire amount of $47,316 was waived.

            The Advisory Agreement continues in effect with respect to each Portfolio, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined by the 1940 Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on May 3-5, 2011, August 2-4, 2011 and November 1-3, 2011.


            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Portfolio and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Portfolio, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the Growth Portfolio and the International Growth Portfolio. The Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the Global Thematic Growth Portfolio, formerly AllianceBernstein Global Technology Portfolio. The Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the Small Cap Growth Portfolio. The Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the Real Estate Investment Portfolio. The Advisory Agreement was amended as of May 1, 2001 to provide for the addition of the Small/Mid Cap Value Portfolio, the Value Portfolio and the International Value Portfolio. The Advisory Agreement was amended as of May 1, 2004 to provide for the addition of the Balanced Wealth Strategy Portfolio and as of April 1, 2011 to provide for the addition of the Dynamic Asset Allocation Portfolio.





            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.


            For services rendered by the Adviser under the Advisory Agreement, the Portfolios paid the Adviser, effective September 7, 2004, the annual percentage rates of the average daily NAV as listed below.


                                        CONTRACTUAL FEE, AS A PERCENTAGE OF THE
PORTFOLIO                               PORTFOLIO'S AGGREGATE NET ASSETS
---------                               ---------------------------------------

Intermediate Bond Portfolio             .45 of 1% of the first $2.5 billion,
                                        .40 of 1% of the excess over $2.5
                                        billion up to $5 billion and .35 of 1%
                                        of the excess over $5 billion

Large Cap Growth Portfolio              .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Growth and Income Portfolio             .55 of 1% of the first $2.5 billion,
                                        .45 of 1% of the excess over $2.5
                                        billion up to $5 billion and .40 of 1%
                                        of the excess over $5 billion

International Growth Portfolio          .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Growth Portfolio                        .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Global Thematic Growth Portfolio        .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Small Cap Growth Portfolio              .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Real Estate Investment Portfolio        .55 of 1% of the first $2.5 billion,
                                        .45 of 1% of the excess over $2.5
                                        billion up to $5 billion and .40 of 1%
                                        of the excess over $5 billion

International Value Portfolio           .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Small/Mid Cap Value Portfolio           .75 of 1% of the first $2.5 billion,
                                        .65 of 1% of the excess over $2.5
                                        billion up to $5 billion and .60 of 1%
                                        of the excess over $5 billion

Value Portfolio                         .55 of 1% of the first $2.5 billion,
                                        .45 of 1% of the excess over $2.5
                                        billion up to $5 billion and .40 of 1%
                                        of the excess over $5 billion

Balanced Wealth Strategy Portfolio      .55 of 1% of the first $2.5 billion,
                                        .45 of 1% of the excess over $2.5
                                        billion up to $5 billion and .40 of 1%
                                        of the excess over $5 billion

Dynamic Asset Allocation Portfolio      .70 of 1% of average net assets


            These fees are accrued daily and paid monthly. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not, on an annual basis, exceed the amount indicated for the classes and Portfolios listed below:


        Portfolios                                        Expense Caps
        ----------                                        ------------

International Value Portfolio                        Class A           1.20%
                                                     Class B           1.45%

Small/Mid Cap Value Portfolio                        Class A           1.20%
                                                     Class B           1.45%

Value Portfolio                                      Class A           1.20%
                                                     Class B           1.45%

Balanced Wealth Strategy Portfolio                   Class A            .75%
                                                     Class B           1.00%

Dynamic Asset Allocation Portfolio                   Class A            .85%
                                                     Class B           1.10%

            This waiver extends through May 1, 2013 for International Value Portfolio, Small/Mid Cap Value Portfolio, Value Portfolio and Balanced Wealth Strategy Portfolio and may be extended by the Adviser for additional one-year terms. With respect to Dynamic Asset Allocation Portfolio, the Adviser has contractually agreed to waive its fee and bear certain expenses through May 1, 2013 so that the Portfolio's operational expenses, on an annualized basis, do not exceed for the Class A and Class B shares .85% and 1.10%, respectively, excluding any acquired fund fees and expenses. Also with respect to Dynamic Asset Allocation Portfolio, fees waived and expenses borne by the Adviser from April 1, 2011 through April 1, 2012 may be reimbursed by the Portfolio until April 1, 2014.


            The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).


                                      FISCAL YEAR END
PORTFOLIO                               DECEMBER 31           AMOUNT RECEIVED
---------                             ---------------         ---------------

Intermediate Bond Portfolio           2009                    $757,228
                                      2010                    $756,946
                                      2011                    $663,933

Large Cap Growth Portfolio            2009                    $2,923,096
                                      2010                    $3,074,645
                                      2011                    $3,016,811

Growth and Income Portfolio           2009                    $5,444,254
                                      2010                    $5,452,055
                                      2011                    $5,209,331

Growth Portfolio                      2009                    $679,394
                                      2010                    $716,734
                                      2011                    $688,064

International Growth Portfolio        2009                    $1,064,253
                                      2010                    $1,406,212
                                      2011                    $1,346,487

Global Thematic Growth Portfolio      2009                    $1,207,404
                                      2010                    $1,437,042
                                      2011                    $1,394,681

Small Cap Growth Portfolio            2009                    $238,970
                                      2010                    $314,995
                                      2011                    $450,810

Real Estate Investment Portfolio      2009                    $201,881
                                      2010                    $378,158
                                      2011                    $424,010

Small/Mid Cap Value Portfolio         2009                    $2,447,211
                                      2010                    $3,552,405
                                      2011                    $3,851,236

Value Portfolio                       2009                    $1,085,102
                                      2010                    $1,135,415
                                      2011                    $1,066,870

International Value Portfolio         2009                    $13,880,117
                                      2010                    $11,570,726
                                      2011                    $9,735,549

Balanced Wealth Strategy Portfolio    2009                    $2,339,309
                                      2010                    $2,985,277
                                      2011                    $3,138,158

Dynamic Asset Allocation Portfolio    2011                    $        0


            The amounts received in the table above are net of the amounts the Adviser waived under a contractual fee waiver or otherwise. Amounts waived were:

                                        AMOUNT WAIVED UNDER CONTRACTUAL
                                            FEE WAIVER OR OTHERWISE
                                        -------------------------------


Dynamic Asset Allocation Portfolio         2011           $259,480*

--------
* Waiver excludes administrative fee waiver. The Adviser reimbursed the Portfolio an additional amount of $112,620 in 2011 for certain of its non-advisory expenses.





            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc. and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies.


Board of Directors Information
------------------------------

            Certain information concerning the Directors is set forth below.


                                                                               OTHER PUBLIC
                                                                               COMPANY
                                                                 PORTFOLIOS    DIRECTORSHIPS
NAME, ADDRESS*,                PRINCIPAL                         IN FUND       HELD
AGE AND                        OCCUPATION(S)                     COMPLEX       BY DIRECTOR IN
(YEAR FIRST                    DURING PAST FIVE                  OVERSEEN      THE PAST
ELECTED**)                     YEARS OR LONGER                   BY DIRECTOR   FIVE YEARS
---------------                ----------------                  -----------   --------------
INDEPENDENT DIRECTORS

Chairman of the Board
William H. Foulk, Jr.,#,##     Investment Adviser and an              102      None
79                             Independent Consultant since
(1990)                         prior to 2007.  Previously, he
                               was Senior Manager of Barrett
                               Associates, Inc., a registered
                               investment adviser. He was
                               formerly Deputy Comptroller and
                               Chief Investment Officer of the
                               State of New York and, prior
                               thereto, Chief Investment
                               Officer of the New York Bank for
                               Savings.  He has served as a
                               director or trustee of various
                               AllianceBernstein Funds since
                               1983 and has been Chairman of
                               the AllianceBernstein Funds and
                               of the Independent Directors
                               Committee of such Funds since
                               2003.

John H. Dobkin,#               Independent Consultant since           102      None
70                             prior to 2007.  Formerly,
(1992)                         President of Save Venice, Inc.
                               (preservation organization) from
                               2001 - 2002; Senior Advisor from
                               June 1999 - June 2000 and
                               President of Historic Hudson
                               Valley (historic preservation)
                               from December 1989 - May 1999.
                               Previously, Director of the
                               National Academy of Design. He
                               has served as a director or
                               trustee of various
                               AllianceBernstein Funds since
                               1992.

Michael J. Downey,#            Private Investor since prior to        102      Asia Pacific Fund, Inc.
68                             2007.  Formerly, managing                       and The Merger Fund
(2005)                         partner of Lexington Capital,                   since prior to 2007, and
                               LLC (investment advisory firm)                  Prospect Acquisition
                               from December 1997 until                        Corp. (financial
                               December 2003.  From 1987 until                 services) from 2007
                               1993, Chairman and CEO of                       until 2009
                               Prudential Mutual Fund
                               Management, director of the
                               Prudential mutual funds and
                               member of the Executive
                               Committee of Prudential
                               Securities Inc. He has served as
                               a director or trustee of the
                               AllianceBernstein Funds since
                               2005.

D. James Guzy,#                Chairman of the Board of PLX           102      Cirrus Logic Corporation
76                             Technology (semi-conductors) and                (semi-conductors) and
(2005)                         of SRC Computers Inc., with                     PLX Technology
                               which he has been associated                    (semi-conductors) since
                               since prior to 2007. He was a                   prior to 2007 and Intel
                               director of Intel Corporation                   Corporation
                               (semi-conductors) from 1969                     (semi-conductors) since
                               until 2008, and served as                       prior to 2007 until 2008
                               Chairman of the Finance
                               Committee of such company for
                               several years until May 2008. He
                               has served as a director or
                               trustee of one or more of the
                               AllianceBernstein Funds since
                               1982.

Nancy P. Jacklin,#             Professorial Lecturer at the           102      None
63                             Johns Hopkins School of Advanced
(2006)                         International Studies since
                               2008.  Formerly, U.S. Executive
                               Director of the International
                               Monetary Fund (December 2002-May
                               2006); Partner, Clifford Chance
                               (1992-2002); Sector Counsel,
                               International Banking and
                               Finance, and Associate General
                               Counsel, Citicorp (1985-1992);
                               Assistant General Counsel
                               (International), Federal Reserve
                               Board of Governors (1982-1985);
                               and Attorney Advisor, U.S.
                               Department of the Treasury
                               (1973-1982).  Member of the Bar
                               of the District of Columbia and
                               of New York; and member of the
                               Council on Foreign Relations.
                               She has served as a director or
                               trustee of the AllianceBernstein
                               Funds since 2006.

Garry L. Moody,#               Independent Consultant.                102      None
60                             Formerly, Partner, Deloitte &
(2008)                         Touche LLP (1995-2008) where he
                               held a number of senior
                               positions, including Vice
                               Chairman, and U.S. and Global
                               Investment Management Practice
                               Managing Partner; President,
                               Fidelity Accounting and Custody
                               Services Company (1993-1995);
                               and Partner, Ernst & Young LLP
                               (1975-1993), where he served as
                               the National Director of Mutual
                               Fund Tax Services. He has served
                               as a director or trustee, and as
                               Chairman of the Audit Committee,
                               of the AllianceBernstein Funds
                               since 2008.

Marshall C. Turner, Jr.,#      Private Investor since prior to        102      Xilinx, Inc.
70                             2007. Interim CEO of MEMC                       (programmable logic
(2005)                         Electronic Materials, Inc.                      semi-conductors) and
                               (semi-conductor and solar cell                  MEMC Electronic
                               substrates) from November 2008                  Materials, Inc.
                               until March 2009. He was                        (semi-conductor and
                               Chairman and CEO of Dupont                      solar cell substrates)
                               Photomasks, Inc. (components of                 since prior to 2007
                               semi-conductor manufacturing),
                               2003-2005, and President and
                               CEO, 2005-2006, after the
                               company was acquired and renamed
                               Toppan Photomasks, Inc.  He has
                               served as a director or trustee
                               of one or more of the
                               AllianceBernstein Funds since
                               1992.

Earl D. Weiner,#               Of Counsel, and Partner prior to       102      None
72                             January 2007, of the law firm
(2007)                         Sullivan & Cromwell LLP and
                               member of ABA Federal Regulation
                               of Securities Committee Task
                               Force to draft editions of the
                               Fund Director's Guidebook. He
                               has served as a director or
                               trustee of the AllianceBernstein
                               Funds since 2007 and is Chairman
                               of the Governance and Nominating
                               Committees of the Funds.

INTERESTED DIRECTOR
-------------------

Robert M. Keith +,++           Senior Vice President of               102      None
1345 Avenue of the Americas,   Adviser+++ and head of
New York, NY 10105             AllianceBernstein Investments,
51                             Inc. ("ABI")+++ since July 2008;
                               Director of ABI and President of
                               the AllianceBernstein Mutual
                               Funds. Previously, he served as
                               Executive Managing Director of
                               ABI from December 2006 to June
                               2008.  Prior to joining ABI in
                               2006, Executive Managing
                               Director of Bernstein Global
                               Wealth Management, and prior
                               thereto, Senior Managing
                               Director and Global Head of
                               Client Service and Sales of the
                               Adviser's institutional
                               investment management business
                               since 2004.  Prior thereto,
                               Managing Director and Head of
                               North American Client Service
                               and Sales in the Adviser's
                               institutional investment
                               management business, with which
                               he had been associated since
                               prior to 2004.

--------
* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Fund's Directors.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
##    Member of the Fair Value Pricing Committee.
+     Mr. Keith became a Director of the Fund as of December 16, 2010.
++ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.
+++   The Adviser and ABI are affiliates of the Fund.



            The business and affairs of the Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a trustee or director of the Fund, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund-related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds since 2007. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund's Portfolios on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with each Portfolio's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board typically meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Fund and its Portfolios are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund and its Portfolios resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund or its Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Board's general oversight of the Portfolios' investment programs and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and its Portfolios and the Adviser's risk management programs.

            Not all risks that may affect the Fund and its Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios' goals. As a result of the foregoing and other factors the Fund's and its Portfolios' ability to manage risk is subject to substantial limitations.

            The Board has four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Board in its oversight of the Portfolios' financial reporting process. The Audit Committee met three times during each Portfolios' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met four times during each Portfolios' most recently completed fiscal year.

            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

            The Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund no less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of each Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Portfolio made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolio's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Portfolios' most recently completed fiscal years.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during the Portfolios' most recently completed fiscal years.

            The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                      AGGREGATE DOLLAR RANGE
                                 DOLLAR RANGE OF      OF EQUITY SECURITIES IN
                                 EQUITY SECURITIES    THE ALLIANCEBERNSTEIN
                                 IN THE FUND AS OF    FUND COMPLEX AS OF
                                 DECEMBER 31, 2011*   DECEMBER 31, 2011
                                 ------------------   -----------------------

John H. Dobkin                          None               Over $100,000
Michael J. Downey                       None               Over $100,000
William H. Foulk, Jr.                   None               Over $100,000
D. James Guzy                           None               Over $100,000
Nancy P. Jacklin                        None               Over $100,000
Robert M. Keith                         None                     $0
Garry L. Moody                          None               Over $100,000
Marshall C. Turner, Jr.                 None               Over $100,000
Earl D. Weiner                          None               Over $100,000

--------
* The Directors cannot directly invest in the Fund's Portfolios, because direct investments in the Portfolios may be made only by variable annuity and variable life insurance separate accounts. Officer Information

Officer Information
-------------------

            Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS* AND         POSITION(S)             PRINCIPAL OCCUPATION
AGE                        HELD WITH FUND          DURING PAST FIVE YEARS
------------------         --------------          ----------------------

Robert M. Keith,           President and Chief     See above.
51                         Executive Officer

Philip L. Kirstein,        Senior Vice President   Senior Vice President and
67                         and Independent         Independent Compliance
                           Compliance Officer      Officer of the
                                                   AllianceBernstein Funds, with
                                                   which he has been associated
                                                   since 2004. Prior thereto, he
                                                   was Of Counsel to Kirkpatrick
                                                   & Lockhart, LLP from October
                                                   2003 to October 2004, and
                                                   General Counsel of Merrill
                                                   Lynch Investment Managers
                                                   L.P. since prior to 2003.

Robert Alster,             Vice President          Senior Vice President of the
51                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Bruce K. Aronow,           Vice President          Senior Vice President of the
45                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Takeo Aso,                 Vice President          Senior Vice President of the
47                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007. He is also EAFE
                                                   Director of Value Research
                                                   and co-Director of Research
                                                   for Japan Value Equities
                                                   since 2012. Prior thereto,
                                                   Director of Research for
                                                   Japan Value Equities since
                                                   prior to 2007.

Joseph G. Carson,          Vice President          Senior Vice President of the
60                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Frank V. Caruso,           Vice President          Senior Vice President of the
55                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Paul J. DeNoon,            Vice President          Senior Vice President of the
50                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Vincent C. DuPont,         Vice President          Senior Vice President of the
49                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Sharon E. Fay,             Vice President          Senior Vice President of the
51                                                 Adviser**, with which she has
                                                   been associated since prior
                                                   to 2007.

Vincent H. Fogarty,        Vice President          Senior Vice President of the
42                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Thomas J. Fontaine,        Vice President          Senior Vice President of the
46                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Eric J. Franco,            Vice President          Senior Vice President of the
52                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

William A. Johnston,       Vice President          Senior Vice President of the
50                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Shawn E. Keegan,           Vice President          Vice President of the
40                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

N. Kumar Kirpalani,        Vice President          Senior Vice President of the
58                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Samantha S. Lau,           Vice President          Senior Vice President of the
39                                                 Adviser**, with which she has
                                                   been associated since prior
                                                   to 2007.

Avi Lavi,                  Vice President          Senior Vice President of the
45                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007. Global Director of
                                                   Value Research since 2012 and
                                                   Chief Investment Officer of
                                                   UK and European Value
                                                   Equities since prior to 2007.

Dokyoung Lee,              Vice President          Senior Vice President of the
46                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Daniel J. Loewy,           Vice President          Senior Vice President of the
38                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

James W. MacGregor,        Vice President          Senior Vice President of the
44                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Alison M. Martier,         Vice President          Senior Vice President of the
55                                                 Adviser**, with which she has
                                                   been associated since prior
                                                   to 2007.

Christopher W. Marx,       Vice President          Senior Vice President of the
44                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Seth J. Masters,           Vice President          Senior Vice President of the
52                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Joel J. McKoan,            Vice President          Senior Vice President of the
54                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Christopher H. Nikolich,   Vice President          Senior Vice President of the
42                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Joseph G. Paul,            Vice President          Senior Vice President of the
52                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Douglas J. Peebles,        Vice President          Senior Vice President of the
46                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Greg L. Powell,            Vice President          Senior Vice President of the
53                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

David F. Randell,          Vice President          Senior Vice President of the
48                                                 Adviser**, since 2007. Prior
                                                   thereto, he was a principal
                                                   of GTCR Golden Rauner LLC.

Amy P. Raskin,             Vice President          Senior Vice President of the
40                                                 Adviser**, with which she has
                                                   been associated since prior
                                                   to 2007.

Daniel C. Roarty,          Vice President          Senior Vice President of the
40                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Patrick J. Rudden,         Vice President          Senior Vice President of the
49                                                 Adviser**, with which he has
                                                   been associated since 2011.
                                                   Prior thereto, he was in
                                                   research and portfolio
                                                   management at Nuveen
                                                   Investments since prior to
                                                   2007.

Kevin F. Simms,            Vice President          Senior Vice President of the
46                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Tassos M. Stassopoulos,    Vice President          Senior Vice President of the
42                                                 Adviser**, with which he has
                                                   been associated since
                                                   November 2007. Prior thereto,
                                                   he was a Managing Director
                                                   since 2005 and a senior
                                                   analyst and sector head for
                                                   Pan European Travel and
                                                   Leisure coverage of Credit
                                                   Suisse since prior to 2007.

Christopher M. Toub,       Vice President          Senior Vice President of the
52                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Wen-Tse Tseng,             Vice President          Vice President of the
46                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Patrick Scott Wallace,     Vice President          Senior Vice President of the
47                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Andrew J. Weiner,          Vice President          Senior Vice President of the
43                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Greg J. Wilensky,          Vice President          Senior Vice President of the
44                                                 Adviser**, with which he has
                                                   been associated since prior
                                                   to 2007.

Catherine A. Wood,         Vice President          Senior Vice President of the
46                                                 Adviser**, with which she has
                                                   been associated since prior
                                                   to 2007.

Vadim Zlotnikov,           Vice President          Senior Vice President of the
50                                                 Adviser**, and Chief
                                                   Investment Officer of Growth
                                                   Equities and head of Growth
                                                   Portfolio Analytics since
                                                   January 2008. Prior thereto,
                                                   he was the Chief Investment
                                                   Strategist for Sanford C.
                                                   Bernstein's institutional
                                                   research unit with which he
                                                   has been associated since
                                                   prior to 2007.

Joseph J. Mantineo,        Treasurer and           Senior Vice President of
53                         Chief Financial         ABIS**, with which he has
                           Officer                 been associated since prior
                                                   to 2007.

Emilie D. Wrapp,           Secretary               Senior Vice President,
56                                                 Assistant General Counsel and
                                                   Assistant Secretary of ABI**,
                                                   with which she has been
                                                   associated since prior to
                                                   2007.

Phyllis J. Clarke,         Controller              Vice President of ABIS**,
51                                                 with which she has been
                                                   associated since prior to
                                                   2007.

--------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of the Fund.

            The Fund's Portfolios do not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund's Portfolios to each of the Directors during each Portfolio's fiscal year ended December 31, 2011, the aggregate compensation paid to each of the Directors during calendar year 2011 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund or its Portfolios nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more registered investment companies in the AllianceBernstein Fund Complex.



                          Aggregate           Aggregate          Aggregate          Aggregate
                          Compensation        Compensation       Compensation       Compensation
                          From Intermediate   From Large Cap     From Growth and    From Growth
Name of Director          Bond Portfolio      Growth Portfolio   Income Portfolio   Portfolio
----------------          -----------------   ----------------   ----------------   ------------
John H. Dobkin                $433                 $433               $433              $433
Michael J. Downey             $454                 $529               $659              $433
William H. Foulk, Jr.         $740                 $823               $992              $720
D. James Guzy                 $382                 $492               $716              $365
Nancy P. Jacklin              $460                 $538               $692              $438
Robert M. Keith*              $  0                 $  0               $  0              $  0
Garry L. Moody                $501                 $555               $663              $483
Marshall C. Turner, Jr.       $512                 $650               $945              $466
Earl D. Weiner                $464                 $464               $464              $464

                                              Aggregate
                          Aggregate           Compensation       Aggregate          Aggregate
                          Compensation        From Global        Compensation       Compensation
                          From International  Thematic           From Small Cap     From Real Estate
Name of Director          Growth Portfolio    Growth Portfolio   Growth Portfolio   Investment Portfolio
----------------          ----------------    ----------------   ----------------   --------------------
John H. Dobkin                $433                 $433               $433              $433
Michael J. Downey             $464                 $465               $433              $433
William H. Foulk, Jr.         $752                 $753               $720              $720
D. James Guzy                 $402                 $408               $353              $357
Nancy P. Jacklin              $466                 $466               $433              $433
Robert M. Keith*              $  0                 $  0               $  0              $  0
Garry L. Moody                $505                 $506               $483              $483
Marshall C. Turner, Jr.       $527                 $528               $438              $450
Earl D. Weiner                $464                 $464               $464              $464

                          Aggregate           Aggregate
                          Compensation        Compensation       Aggregate          Aggregate
                          From                From Small/        Compensation       Compensation
                          International       Mid Cap            From               From Balanced Wealth
Name of Director          Value Portfolio     Value Portfolio    Value Portfolio    Strategy Portfolio
----------------          ---------------     ---------------    ---------------    ---------------------
John H. Dobkin                $  433               $433               $433              $433
Michael J. Downey             $  741               $554               $466              $569
William H. Foulk, Jr.         $1,109               $851               $753              $864
D. James Guzy                 $  859               $541               $408              $550
Nancy P. Jacklin              $  790               $573               $468              $590
Robert M. Keith*              $    0               $  0               $  0              $  0
Garry L. Moody                $  775               $581               $507              $591
Marshall C. Turner, Jr.       $1,140               $712               $536              $741
Earl D. Weiner                $  464               $464               $464              $464

                          Aggregate
                          Compensation
                          From Dynamic Asset
Name of Director          Allocation Portfolio
----------------          --------------------
John H. Dobkin                $320
Michael J. Downey             $320
William H. Foulk, Jr.         $510
D. James Guzy                 $215
Nancy P. Jacklin              $320
Robert M. Keith*              $  0
Garry L. Moody                $332
Marshall C. Turner, Jr.       $320
Earl D. Weiner                $343

                                               Total Number of         Total Number of
                                               Registered Investment   Investment
                                               Companies in the        Portfolios in the
                                               AllianceBernstein       AllianceBernstein
                          Total Compensation   Fund Complex,           Fund Complex,
                          From the             Including the Fund, as  Including the Fund,
                          AllianceBernstein    to which the Director   as to which the
                          Fund Complex,        is a Director           Director is a
Name of Director          Including the Fund   or Trustee              Director or Trustee
----------------          ------------------   ----------------------  -------------------
John H. Dobkin                $252,000                 32                     102
Michael J. Downey             $252,000                 32                     102
William H. Foulk, Jr.         $493,700                 32                     102
D. James Guzy                 $252,000                 32                     102
Nancy P. Jacklin              $252,000                 32                     102
Robert M. Keith*              $      0                 32                     102
Garry L. Moody                $280,000                 32                     102
Marshall C. Turner, Jr.       $252,000                 32                     102
Earl D. Weiner                $270,000                 32                     102


--------


*     Mr. Keith became a Director of the Fund as of December 16, 2010.

            As of April 2, 2012, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


Additional Information About The Portfolios' Portfolio Managers
---------------------------------------------------------------

            Additional information regarding the investment professional(s)(2) primarily responsible for the day-to-day management of each Portfolio's portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolio's Prospectuses.

--------
(2) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

            None of the investment professionals identified below owned any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain life insurance companies (the "Insurers").


INTERMEDIATE BOND PORTFOLIO

            The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser's U.S. Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                     Total         Total            Registered     Registered
                     Number of     Assets of        Investment     Investment
                     Registered    Registered       Companies      Companies
                     Investment    Investment       Managed with   Managed with
                     Companies     Companies        Performance-   Performance-
Portfolio Manager    Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Paul J. DeNoon              114    $24,085,000,000        None         None
Shawn E. Keegan              93    $10,245,000,000        None         None
Alison M. Martier            53    $ 9,461,000,000        None         None
Douglas J. Peebles          114    $24,282,000,000        None         None
Greg J. Wilensky            105    $10,712,000,000        None         None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number of      Total Assets
                     Total                           Other          of Other
                     Number of      Total Assets     Pooled         Pooled
                     Other          of Other         Investment     Investment
                     Pooled         Pooled           Vehicles       Vehicles
                     Investment     Investment       Managed with   Managed with
                     Vehicles       Vehicles         Performance-   Performance-
Portfolio Manager    Managed        Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Paul J. DeNoon               90     $30,936,000,000        None           None
Shawn E. Keegan              85     $14,277,000,000        None           None
Alison M. Martier            42     $   190,000,000        None           None
Douglas J. Peebles          132     $48,012,000,000        None           None
Greg J. Wilensky             61     $   218,000,000        None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                 Total
                                                  Number of      Assets of
                     Total                        Other          Other
                     Number of                    Accounts       Accounts
                     Other       Total Assets of  Managed with   Managed with
                     Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager    Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Paul J. DeNoon             140   $32,570,000,000        5        $2,229,000,000
Shawn E. Keegan            192   $58,231,000,000        4        $2,486,000,000
Alison M. Martier           65   $ 6,026,000,000        1        $  137,000,000
Douglas J. Peebles         305   $89,626,000,000        9        $4,884,000,000
Greg J. Wilensky            68   $ 6,102,000,000        1        $  137,000,000

LARGE CAP GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total
                                                    Number of      Assets of
                     Total         Total            Registered     Registered
                     Number of     Assets of        Investment     Investment
                     Registered    Registered       Companies      Companies
                     Investment    Investment       Managed with   Managed with
                     Companies     Companies        Performance-   Performance-
Portfolio Manager    Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Frank V. Caruso              5     $2,741,000,000         None           None
Vincent C. DuPont            4     $2,879,000,000         None           None
John H. Fogarty              7     $3,633,000,000         None           None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number of      Total Assets
                     Total                           Other          of Other
                     Number of      Total Assets     Pooled         Pooled
                     Other          of Other         Investment     Investment
                     Pooled         Pooled           Vehicles       Vehicles
                     Investment     Investment       Managed with   Managed with
                     Vehicles       Vehicles         Performance-   Performance-
Portfolio Manager    Managed        Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Frank V. Caruso              2      $ 9,000,000            None           None
Vincent C. DuPont            2      $10,000,000            None           None
John H. Fogarty              2      $12,000,000            None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                 Total
                                                  Number of      Assets of
                     Total                        Other          Other
                     Number of                    Accounts       Accounts
                     Other       Total Assets of  Managed with   Managed with
                     Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager    Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Frank V. Caruso            12    $345,000,000           None           None
Vincent C. DuPont          12    $229,000,000           None           None
John H. Fogarty            15    $363,000,000           None           None

GROWTH AND INCOME PORTFOLIO

            Mr. Frank V. Caruso is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. Mr. Caruso does not own any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain Insurers. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2011.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                   Total
                                          Number of                Assets of
Total                Total                Registered               Registered
Number of            Assets of            Investment               Investment
Registered           Registered           Companies                Companies
Investment           Investment           Managed with             Managed with
Companies            Companies            Performance-             Performance-
Managed              Managed              based Fees               based Fees
--------------------------------------------------------------------------------
       4             $1,867,000,000             None                     None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total
                                          Number of                Assets of
Total                Total                Other Pooled             Other Pooled
Number of            Assets of            Investment               Investment
Other Pooled         Other Pooled         Vehicles                 Vehicles
Investment           Investment           Managed with             Managed with
Vehicles             Vehicles             Performance-             Performance-
Managed              Managed              based Fees               based Fees
--------------------------------------------------------------------------------
       2             $9,000,000                 None                     None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                   Total
                                            Number of              Assets of
Total                 Total                 Other                  Other
Number of             Assets of             Accounts               Accounts
Other                 Other                 Managed with           Managed with
Accounts              Accounts              Performance-           Performance-
Managed               Managed               based Fees             based Fees
--------------------------------------------------------------------------------
       12             $345,000,000                None                   None
--------------------------------------------------------------------------------

GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Investment Advisory Members. Mr. Frank V. Caruso and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2011.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                    Total          Total            Registered     Registered
                    Number of      Assets of        Investment     Investment
                    Registered     Registered       Companies      Companies
                    Investment     Investment       Managed with   Managed with
                    Companies      Companies        Performance-   Performance-
Portfolio Manager   Managed        Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Frank V. Caruso            4     $ 2,659,000,000        None             None
Vadim Zlotnikov          120     $10,947,000,000        None             None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number of      Total Assets
                     Total                           Other          of Other
                     Number of      Total Assets     Pooled         Pooled
                     Other          of Other         Investment     Investment
                     Pooled         Pooled           Vehicles       Vehicles
                     Investment     Investment       Managed with   Managed with
                     Vehicles       Vehicles         Performance-   Performance-
Portfolio Manager    Managed        Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Frank V. Caruso               2     $    9,000,000         None         None
Vadim Zlotnikov             171     $8,063,000,000          5       $214,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total Assets
                                                     Number of      of Other
                    Total                            Other Pooled   Pooled
                    Number of      Total Assets      Investment     Investment
                    Other Pooled   of Other          Vehicles       Vehicles
                    Investment     Pooled            Managed with   Managed with
                    Vehicles       Investment        Performance-   Performance-
Portfolio Manager   Managed        Vehicles Managed  based Fees     based Fees
--------------------------------------------------------------------------------
Frank V. Caruso             12     $  345,000,000        None          None
Vadim Zlotnikov            197     $6,403,000,000         10      $1,272,000,000
--------------------------------------------------------------------------------

GLOBAL THEMATIC GROWTH PORTFOLIO

            The day-to-day management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Global Thematic Growth investment team, headed by Ms. Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Catherine D. Wood, Mr. Joseph G. Carson, Ms. Amy P. Raskin, and Mr. Vadim Zlotnikov also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2011.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                     Total          Total            Registered     Registered
                     Number of      Assets of        Investment     Investment
                     Registered     Registered       Companies      Companies
                     Investment     Investment       Managed with   Managed with
                     Companies      Companies        Performance-   Performance-
Portfolio Manager    Managed        Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Catherine D. Wood             6     $ 1,157,000,000        None           None
Joseph G. Carson             52     $ 4,240,000,000        None           None
Amy P. Raskin                11     $ 3,106,000,000        None           None
Vadim Zlotnikov             120     $10,888,000,000        None           None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number of      Total Assets
                     Total                           Other          of Other
                     Number of      Total Assets     Pooled         Pooled
                     Other          of Other         Investment     Investment
                     Pooled         Pooled           Vehicles       Vehicles
                     Investment     Investment       Managed with   Managed with
                     Vehicles       Vehicles         Performance-   Performance-
Portfolio Manager    Managed        Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Catherine D. Wood            40     $3,078,000,000         None         None
Joseph G. Carson             53     $3,262,000,000         None         None
Amy P. Raskin                74     $5,555,000,000          4       $197,000,000
Vadim Zlotnikov             171     $8,063,000,000          5       $214,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                 Total
                                                  Number of      Assets of
                     Total                        Other          Other
                     Number of                    Accounts       Accounts
                     Other       Total Assets of  Managed with   Managed with
                     Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager    Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Catherine D. Wood           119     $  492,000,000      None          None
Joseph G. Carson            127     $1,302,000,000      None          None
Amy P. Raskin               163     $3,372,000,000        8      $  769,000,000
Vadim Zlotnikov             197     $6,403,000,000       10      $1,272,000,000
--------------------------------------------------------------------------------

BALANCED WEALTH STRATEGY PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolios are made by the Multi-Asset Solutions Team. Mr. Thomas J. Fontaine, Mr. Dokyoung Lee, Mr. Seth J. Masters, Mr. Christopher H. Nikolich and Mr. Patrick J. Rudden are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day responsibilities for coordinating investments. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2011.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                      (excluding the referenced Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Thomas J. Fontaine              47  $ 3,165,000,000        None           None
Dokyoung Lee                   102  $23,417,000,000        None           None
Seth J. Masters                149  $26,582,000,000        None           None
Christopher H. Nikolich       None       None              None           None
Patrick J. Rudden              149  $26,582,000,000        None           None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number of      Total Assets
                        Total                        Other          of Other
                        Number of    Total Assets    Pooled         Pooled
                        Other        of Other        Investment     Investment
                        Pooled       Pooled          Vehicles       Vehicles
                        Investment   Investment      Managed with   Managed with
                        Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager       Managed      Managed         based Fees     based Fees
--------------------------------------------------------------------------------
Thomas J. Fontaine             113   $ 5,143,000,000       None         None
Dokyoung Lee                   168   $ 5,899,000,000        9       $415,000,000
Seth J. Masters                281   $11,042,000,000        9       $415,000,000
Christopher H. Nikolich        100   $ 4,960,000,000       None         None
Patrick J. Rudden              181   $ 6,083,000,000        7       $415,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   Managed with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Thomas J. Fontaine             22   $     8,400,000       None         None
Dokyoung Lee                   75   $ 8,413,000,000        7      $1,786,000,000
Seth J. Masters                97   $16,813,000,000        7      $1,786,000,000
Christopher H. Nikolich        11   $ 7,460,000,000       None         None
Patrick J. Rudden              86   $ 9,353,000,000        7      $1,786,000,000
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's International Growth sector heads, with oversight by the Adviser's International Growth Investment Advisory Members. Mr. Robert Alster, Mr. William A. Johnston, Mr. Daniel C. Roarty, Mr. Tassos M. Stassopoulos and Mr. Christopher M. Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2011.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Robert Alster                    5  $1,317,000,000         None           None
William A. Johnston              4  $1,309,000,000         None           None
Daniel C. Roarty                 4  $1,309,000,000         None           None
Tassos M. Stassopoulos           4  $1,309,000,000         None           None
Christopher M. Toub             64  $5,823,000,000         None           None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                        Total                       Other          of Other
                        Number of   Total Assets    Pooled         Pooled
                        Other       of Other        Investment     Investment
                        Pooled      Pooled          Vehicles       Vehicles
                        Investment  Investment      Managed with   Managed with
                        Vehicles    Vehicles        Performance-   Performance-
Portfolio Manager       Managed     Managed         based Fees     based Fees
--------------------------------------------------------------------------------
Robert Alster                   35  $2,482,000,000        4         $197,000,000
William A. Johnston             35  $2,482,000,000        4         $197,000,000
Daniel C. Roarty                34  $2,477,000,000        4         $197,000,000
Tassos M. Stassopoulos          34  $2,477,000,000        4         $197,000,000
Christopher M. Toub            120  $4,817,000,000        5         $214,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   Managed with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Robert Alster                   54   $3,653,000,000       9       $  778,000,000
William A. Johnston             54   $3,653,000,000       9       $  778,000,000
Daniel C. Roarty                47   $3,010,000,000       8       $  769,000,000
Tassos M. Stassopoulos          47   $3,010,000,000       8       $  769,000,000
Christopher M. Toub             66   $4,313,000,000       10      $1,272,000,000
--------------------------------------------------------------------------------

SMALL CAP GROWTH PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2011.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                     Total         Total            Registered     Registered
                     Number of     Assets of        Investment     Investment
                     Registered    Registered       Companies      Companies
                     Investment    Investment       Managed with   Managed with
                     Companies     Companies        Performance-   Performance-
Portfolio Manager    Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow              63     $3,494,000,000        None            None
N. Kumar Kirpalani           61     $3,390,000,000        None            None
Samantha Lau                 61     $3,390,000,000        None            None
Wen-Tse Tseng                61     $3,390,000,000        None            None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                  Number of      Total Assets
                     Total                        Other          of Other
                     Number of     Total Assets   Pooled         Pooled
                     Other         of Other       Investment     Investment
                     Pooled        Pooled         Vehicles       Vehicles
                     Investment    Investment     Managed with   Managed with
                     Vehicles      Vehicles       Performance-   Performance-
Portfolio Manager    Managed       Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow              52    $157,000,000          None          None
N. Kumar Kirpalani           51    $155,000,000          None          None
Samantha Lau                 51    $155,000,000          None          None
Wen-Tse Tseng                51    $155,000,000          None          None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   Managed with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow              29    $1,692,000,000         3        $309,000,000
N. Kumar Kirpalani           26    $1,563,000,000         3        $309,000,000
Samantha Lau                 26    $1,563,000,000         3        $309,000,000
Wen-Tse Tseng                26    $1,563,000,000         3        $309,000,000
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the REIT Senior Investment Management Team. Mr. Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2011.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                     Total         Total           Registered     Registered
                     Number of     Assets of       Investment     Investment
                     Registered    Registered      Companies      Companies
                     Investment    Investment      Managed with   Managed with
                     Companies     Companies       Performance-   Performance-
Portfolio Manager    Managed       Managed         based Fees     based Fees
--------------------------------------------------------------------------------
Eric J. Franco               23    $8,569,000,000        1        $1,497,000,000

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                     Total                          Other          of Other
                     Number of     Total Assets     Pooled         Pooled
                     Other         of Other         Investment     Investment
                     Pooled        Pooled           Vehicles       Vehicles
                     Investment    Investment       Managed with   Managed with
                     Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager    Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Eric J. Franco              103    $2,672,000,000         None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   Managed with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Eric J. Franco               59    $6,181,000,000         3        $437,000,000
-------------------------------------------------------------------------------

INTERNATIONAL VALUE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Ms. Sharon E. Fay, Mr. Avi Lavi and Mr. Kevin F. Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities(3). The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2011.


--------
(3) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                 Total
                                                   Number of     Assets of
                    Total         Total            Registered    Registered
                    Number of     Assets of        Investment    Investment
                    Registered    Registered       Companies     Companies
                    Investment    Investment       Managed with  Managed with
                    Companies     Companies        Performance-  Performance-
Portfolio Manager   Managed       Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Takeo Aso                   80    $10,124,000,000        2        $2,024,000,000
Sharon E. Fay              161    $23,777,000,000        3        $5,306,000,000
Avi Lavi                    79    $ 9,971,000,000        2        $2,024,000,000
Kevin F. Simms             210    $23,699,000,000        3        $5,306,000,000

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                     Total                          Other          of Other
                     Number of     Total Assets     Pooled         Pooled
                     Other         of Other         Investment     Investment
                     Pooled        Pooled           Vehicles       Vehicles
                     Investment    Investment       Managed with   Managed with
                     Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager    Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Takeo Aso                   162    $ 6,566,000,000         5       $510,000,000
Sharon E. Fay               266    $11,213,000,000        11       $967,000,000
Avi Lavi                    153    $ 4,846,000,000         4       $285,000,000
Kevin F. Simms              315    $ 9,694,000,000         7       $777,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   Managed with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Takeo Aso                  192    $20,449,000,000        15       $2,312,000,000
Sharon E. Fay           30,569    $44,777,000,000        32       $4,637,000,000
Avi Lavi                   175    $19,756,000,000        14       $1,996,000,000
Kevin F. Simms          30,525    $41,919,000,000        24       $3,868,000,000
--------------------------------------------------------------------------------

SMALL/MID CAP VALUE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Mr. James W. MacGregor, Mr. Joseph G. Paul and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2011.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                     Total         Total           Registered     Registered
                     Number of     Assets of       Investment     Investment
                     Registered    Registered      Companies      Companies
                     Investment    Investment      Managed with   Managed with
                     Companies     Companies       Performance-   Performance-
Portfolio Manager    Managed       Managed         based Fees     based Fees
-------------------------------------------------------------------------------
James W. MacGregor           68    $11,139,000,000       1        $3,282,000,000
Joseph G. Paul              193    $24,271,000,000       3        $5,306,000,000
Andrew J. Weiner            146    $21,106,000,000       3        $5,306,000,000

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                     Total                          Other          of Other
                     Number of     Total Assets     Pooled         Pooled
                     Other         of Other         Investment     Investment
                     Pooled        Pooled           Vehicles       Vehicles
                     Investment    Investment       Managed with   Managed with
                     Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager    Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
James W. MacGregor          213    $5,323,000,000          4       $285,000,000
Joseph G. Paul              226    $5,506,000,000          4       $285,000,000
Andrew J. Weiner             63    $  594,000,000         None          None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                 Total
                                                  Number of      Assets of
                     Total                        Other          Other
                     Number of                    Accounts       Accounts
                     Other       Total Assets of  Managed with   Managed with
                     Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager    Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
James W. MacGregor      30,439   $30,291,000,000         14      $1,981,000,000
Joseph G. Paul          30,450   $31,231,000,000         14      $1,981,000,000
Andrew J. Weiner        30,282   $12,671,000,000          2      $   47,000,000
-------------------------------------------------------------------------------

VALUE PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Christopher W. Marx, Mr. Joseph G. Paul, and Mr. Greg L. Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities.(4) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2011.


--------
(4) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                     Total        Total            Registered     Registered
                     Number of    Assets of        Investment     Investment
                     Registered   Registered       Companies      Companies
                     Investment   Investment       Managed with   Managed with
                     Companies    Companies        Performance-   Performance-
Portfolio Manager    Managed      Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Christopher W. Marx          68   $11,438,000,000        1        $3,282,000,000
Joseph G. Paul              193   $24,570,000,000        3        $5,306,000,000
Greg L. Powell              146   $21,405,000,000        3        $5,306,000,000

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                     Total                          Other          of Other
                     Number of     Total Assets     Pooled         Pooled
                     Other         of Other         Investment     Investment
                     Pooled        Pooled           Vehicles       Vehicles
                     Investment    Investment       Managed with   Managed with
                     Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager    Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Christopher W. Marx          63    $  594,000,000         None         None
Joseph G. Paul              226    $5,506,000,000           4      $285,000,000
Greg L. Powell              213    $5,323,000,000           4      $285,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   Managed with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Christopher W. Marx      30,282   $12,671,000,000         2       $   47,000,000
Joseph G. Paul           30,450   $31,231,000,000        14       $1,981,000,000
Greg L. Powell           30,439   $30,291,000,000        14       $1,981,000,000
--------------------------------------------------------------------------------

DYNAMIC ASSET ALLOCATION PORTFOLIO

            The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Dynamic Asset Allocation Team. Mr. Daniel J. Loewy and Mr. Seth J. Masters are the investment professionals primarily responsible for the day-to-day management of the Portfolio's portfolio.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                     Total         Total            Registered     Registered
                     Number of     Assets of        Investment     Investment
                     Registered    Registered       Companies      Companies
                     Investment    Investment       Managed with   Managed with
                     Companies     Companies        Performance-   Performance-
Portfolio Manager    Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Daniel J. Loewy              46    $ 3,104,000,000        None           None
Seth J. Masters             149    $27,059,000,000        None           None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                     Total                          Other          of Other
                     Number of     Total Assets     Pooled         Pooled
                     Other         of Other         Investment     Investment
                     Pooled        Pooled           Vehicles       Vehicles
                     Investment    Investment       Managed with   Managed with
                     Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager    Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Daniel J. Loewy             113    $ 5,143,000,000        None          None
Seth J. Masters             281    $11,642,000,000         9        $415,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   Managed with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Daniel J. Loewy              22   $ 8,400,000,000        None          None
Seth J. Masters              97   $16,813,000,000         7       $1,786,000,000
--------------------------------------------------------------------------------


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.


            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

            Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

            To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation comprises the following:


            (i) Fixed base salary: The base salary is a fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.


            (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.


            (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Since 2009, deferred awards have been in the form of restricted grants of the Adviser's Master Limited Partnership Units. In 2012, award recipients will have the ability to invest a portion of their awards (no more than half up to a certain cap) in deferred cash.


            (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan:
The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

            (v) Compensation under the Adviser's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

--------------------------------------------------------------------------------


                           EXPENSES OF THE PORTFOLIOS


--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Portfolios' shares and to permit each Portfolio of the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

            In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Portfolio and its Class B shareholders. The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Plan or in any agreement relating to the Plan ("Qualified Directors") and by a vote of a majority of the entire Board at a meeting called for that purpose. Most recently, continuance of the Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Agreement or interested persons of such party, at a meeting held on May 3-5, 2011.


            All material amendments to the Plan will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Portfolios may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Class B shares of the Portfolios.

            The Agreement may be terminated with respect to a Portfolio at any time on 60 days' written notice by ABI or by vote of a majority of the outstanding voting securities of the Portfolio or Class B or by vote of a majority of the Qualified Directors without payment of any penalty. The Agreement will terminate automatically in the event of an assignment. The Plan is of a type known as a "compensation plan", which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor's expenses.

            In the event that the Agreement is terminated by either party or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to Class B shares of such Portfolio and
(ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class.


            During the fiscal year ended December 31, 2011, the Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in aggregate amounts as described in the table below.

                                            Percentage per
                           Distribution     annum of the
                           services         aggregate average
                           fees for         daily net assets
                           expenditures     attributable to
Fund                       payable to ABI   Class B shares
----                       --------------   --------------

Intermediate Bond
Portfolio                    $     87,163             .25%

Large Cap Growth
Portfolio                    $    535,505             .25%

Growth and Income
Portfolio                    $  1,943,217             .25%

Growth Portfolio             $    142,665             .25%

International Growth
Portfolio                    $    169,758             .25%

Global Thematic Growth
Portfolio                    $    321,442             .25%

Small Cap Growth
Portfolio                    $     76,454             .25%

Real Estate Investment
Portfolio                    $     35,303             .25%

International Value
Portfolio                    $  3,038,287             .25%

Small/Mid Cap Value
Portfolio                    $    866,747             .25%

Value Portfolio              $    481,003             .25%

Balanced Wealth
Strategy Portfolio           $  1,264,561             .25%

Dynamic Asset
Allocation Portfolio         $     34,196             .19%

            For the fiscal year ended December 31, 2011, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:


                         Intermediate Bond   Large Cap Growth  Growth and Income
Category of Expense      Portfolio           Portfolio         Portfolio
-------------------      -----------------   ----------------  -----------------

Advertising/
Marketing                $     79            $      215        $      353

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders             $108,935            $1,010,712        $3,689,897

Compensation to
Underwriters             $117,490            $  302,960        $  481,389

Compensation to
Dealers                  $ 63,591            $  161,444        $  257,154

Compensation to Sales
Personnel                $      0            $        0        $        0

Interest, Carrying or
Other Financing
Charges                  $      0            $        0        $        0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                $ 51,922            $  130,393        $  205,685

Totals                   $342,017            $1,605,724        $4,634,478

                                            International      Global Thematic    Small Cap Growth
Category of Expense      Growth Portfolio   Growth Portfolio   Growth Portfolio   Portfolio
-------------------      ----------------   ----------------   ----------------   ----------------
Advertising/
Marketing                $     88           $    120           $      144         $     80

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders             $257,783           $313,290           $  622,652         $130,370

Compensation to
Underwriters             $143,213           $157,008           $  197,365         $129,402

Compensation to
Dealers                  $ 75,925           $ 82,806           $  105,664         $ 68,466

Compensation to Sales
Personnel                $      0           $      0           $        0         $      0

Interest, Carrying or
Other Financing
Charges                  $      0           $      0           $        0         $      0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                $ 67,088           $ 65,778           $   86,056         $ 58,865

Totals                   $544,097           $619,002           $1,011,881         $387,183

                         Real Estate
                         Investment    International Value   Small/Mid Cap
Category of Expense      Portfolio     Portfolio             Value Portfolio   Value Portfolio
-------------------      -----------   -------------------   ---------------   ---------------
Advertising/
Marketing                $     30      $      481            $      202        $      177

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders             $ 56,135      $5,919,852            $1,645,525        $  915,088

Compensation to
Underwriters             $ 36,052      $  680,055            $  277,696        $  251,431

Compensation to
Dealers                  $ 19,790      $  360,616            $  146,558        $  133,152

Compensation to Sales
Personnel                $      0      $        0            $        0        $        0

Interest, Carrying or
Other Financing
Charges                  $      0      $        0            $        0        $        0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                $ 15,720      $  291,925            $  117,096        $  108,310

Totals                   $127,727      $7,252,929            $2,187,077        $1,408,158


                                              Dynamic Asset
                         Balanced Wealth      Allocation
Category of Expense      Strategy Portfolio   Portfolio
-------------------      ------------------   -------------

Advertising/
Marketing                $      303           $    114

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders             $2,289,622           $ 36,530

Compensation to
Underwriters             $  419,657           $103,088

Compensation to
Dealers                  $  221,836           $ 52,543

Compensation to Sales
Personnel                $        0           $      0

Interest, Carrying or
Other Financing
Charges                  $        0           $      0

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                $  179,246           $ 32,333

Totals                   $3,110,664           $224,608


--------------------------------------------------------------------------------

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Portfolios' Prospectuses under the heading "Investing in the Portfolios".

            Shares of each Portfolio are offered at NAV on a continuous basis to the separate accounts of the Insurers without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.


            The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers' customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below.


Frequent Purchase and Sales of Portfolio Shares
-----------------------------------------------

            The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices. Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

            Risks Associated with Excessive or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

            Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

            Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.


            Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurers' omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. The Portfolios apply their surveillance procedures to Insurers. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

Redemption of Shares
--------------------


            An insurance company separate account may redeem all or any portion of the shares in its account at any time at the NAV next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of NAV that day. There is no redemption charge. The redemption proceeds will normally be sent within 7 days.


            The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolios. For information regarding how to redeem shares in the Portfolios, please see your insurance company's separate account prospectus.

            The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

Payments to Financial Intermediaries
------------------------------------

            Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any Rule 12b-1 fee that you or the Portfolios may pay.

            In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

            Insurers or your financial intermediary receive compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     Rule 12b-1 fees;

            o     defrayal of costs for educational seminars and training;

            o     additional distribution support; and

            o payments related to providing Contractholder recordkeeping and/or administrative services.

            Please read your Portfolio's Prospectus carefully for information on this compensation.

            ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

            Other Payments for Educational Support and Distribution Assistance. In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


            For 2012, ABI's additional payments to these firms for distribution services and educational support are expected to be approximately $500,000. In 2011, ABI paid additional payments of approximately $500,000 for the Portfolios.


            If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

            Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

            ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:


      AIG SunAmerica
      Genworth Financial
      Great West Life & Annuity Company
      Lincoln Financial Distributors
      Merrill Lynch
      Metlife Investors Group Inc.
      Morgan Stanley Smith Barney
      Ohio National
      Pacific Life Insurance Co.
      Principal Financial Group
      Prudential Financial
      RiverSource Distributors
      SunLife Financial
      The Hartford
      Transamerica Capital


            Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------


            For all of the Portfolios the NAV of each Portfolio is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern
Time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share NAV is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) a security listed on the Exchange, or on other national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid or a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

            (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a right is valued at the last traded price provided by approved pricing services;

            (g) a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it will no longer be valued;

            (h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines that this method does not represent fair value;

            (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Adviser believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of the particular markets. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

            (j) a mortgage-backed or other asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (k) bank loans are valued on the basis of bid prices provided by a pricing service;

            (l) bridge loans are valued at par, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high-yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

            (m) residential and commercial mortgage whose loans and whose loan pools are fair market priced by a pricing service;

            (n) forward and spot currency pricing is provided by pricing services;

            (o) a swap is valued by the Adviser utilizing various external sources to obtain inputs for variables in pricing models;

            (p) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service; and

            (q) open end mutual funds are valued at the closing NAV per share and closed-end funds are valued at the closing market price per share.



            Each Portfolio values its securities at their current market value determined on the basis of market quotations as described above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to its oversight, the Board has delegated responsibility for valuing that Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the respective Portfolio. The Valuation Committee values Portfolio assets as described above.

            Each Portfolio may suspend the determination of its NAV (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining each Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio for each Portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act (the "18f-3 Plan").


--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and of placing of orders for portfolio transactions of the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Portfolios.


            The extent to which commissions that will be charged by broker-dealers selected by a Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolio places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Portfolio; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolio.

            A Portfolio may deal in some instances in equity securities which are not listed on a national securities exchange but are traded in the over-the-counter market. In addition, most transactions for the Intermediate Bond Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, a Portfolio will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.


            Investment decisions for a Portfolio are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio.

            Allocations are made by the officers of a Portfolio or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department for the Adviser.

            The Portfolios' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            The Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co. and Sanford C. Bernstein Limited, affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with such brokers would be consistent with each Portfolio's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


            The aggregate amount of brokerage commissions paid for the last three fiscal years and, during the most recent fiscal year, the aggregate transactions and related commissions paid to persons or firms supplying research services to a Portfolio or the Adviser were as follows:

                                                AGGREGATE
                                                BROKERAGE
                                               TRANSACTIONS       AGGREGATE
                                               ALLOCATED TO       AMOUNT OF
                                                PERSONS OR        BROKERAGE
                                                  FIRMS          COMMISSIONS
                                                SUPPLYING        ALLOCATED TO
                                AGGREGATE        RESEARCH      PERSONS OR FIRMS
                     FISCAL     AMOUNT OF     SERVICES TO A       SUPPLYING
                      YEAR      BROKERAGE      PORTFOLIO OR   RESEARCH SERVICES
                     ENDED      COMMISSION         THE        TO A PORTFOLIO OR
PORTFOLIO         DECEMBER 31      PAID          ADVISER         THE ADVISER
---------         -----------   ----------    --------------  -----------------

Growth               2009        $  210,790
Portfolio            2010           138,028
                     2011           113,496     $  66,476           58.6%

Intermediate         2009        $      718
Bond Portfolio       2010                 0
                     2011                405     $       0           0%

Growth and           2009        $2,249,648
Income               2010         1,259,175
Portfolio            2011         1,384,525     $ 754,300           54.5%

Large Cap            2009        $  500,928
Growth               2010           535,536
Portfolio            2011           512,272     $ 245,204           47.9%

Small Cap            2009        $  100,309
Growth               2010            93,410
Portfolio            2011           119,513     $  62,070           51.9%

Real Estate          2009        $   44,435
Investment           2010           134,670
Portfolio            2011           174,018     $ 118,789           68.3%

Global               2009        $  600,953
Thematic             2010           506,110
Growth               2011           653,101(1)  $ 284,757           43.6%
Portfolio

International        2009        $  352,427
Growth               2010           477,109
Portfolio            2011           311,071(2)  $ 145,690           46.8%

Small/Mid Cap        2009        $  474,667
Value Portfolio      2010           668,406
                     2011         1,185,566(3)  $ 665,444           56.1%

Value Portfolio      2009        $  249,233
                     2010           292,823
                     2011           259,034     $ 148,999           57.5%

International        2009        $1,997,848
Value Portfolio      2010         1,897,893
                     2011         1,815,021     $ 853,501           47.0%

Balanced             2009        $  370,234
Wealth               2010           490,114
Strategy             2011           496,625     $ 264,092           53.2%
Portfolio

Dynamic Asset        2011        $   10,031     $       0           0%
Allocation
Portfolio

--------
(1) The aggregate brokerage commissions paid by the Portfolio increased materially in 2011 due to an increase in the number of transactions.
(2) The aggregate brokerage commissions paid by the Portfolio decreased materially in 2011 due to a decrease in the number of transactions.
(3) The aggregate brokerage commissions paid by the Portfolio increased materially in 2011 due to an increase in the number of transactions.

            The aggregate amount of brokerage commissions paid to Affiliated Brokers during each Portfolio's three most recent fiscal years, and, during the most recent fiscal year, the percentage of the aggregate brokerage commission paid by each Portfolio to Affiliated Brokers and the percentage of each Portfolio's aggregate brokerage commissions paid to Affiliated Brokers were as follows:

                                                                  % OF AGGREGATE
                                                                   DOLLAR AMOUNT
                                                                        OF
                                         AGGREGATE     % OF        TRANSACTIONS
                                         AMOUNT OF    AGGREGATE    INVOLVING THE
                                         BROKERAGE   BROKERAGE      PAYMENT OF
                            FISCAL       COMMISSION  COMMISSIONS    COMMISSIONS
                             YEAR         PAID TO     PAID TO        THROUGH
                            ENDED        AFFILIATED  AFFILIATED      AFFILIATED
PORTFOLIO                DECEMBER 31,     BROKERS      BROKERS        BROKERS
---------                -----------     ----------    ----------  -------------

Large Cap                   2011         $     0          0%             0%
Growth Portfolio            2010             427
                            2009               0

Growth and Income           2011         $     0          0%             0%
Portfolio                   2010             496
                            2009         277,188

Growth Portfolio            2011         $   107        .09%           .04%
                            2010             131
                            2009           3,525

International               2011         $   227        .07%           .05%
Growth Portfolio            2010               0
                            2009               0

Global Thematic             2011         $ 2,875        .44%           .15%
Growth Portfolio            2010              75
                            2009           1,312

Small Cap                   2011         $   523        .44%           .10%
Growth Portfolio            2010             742
                            2009               6

Real Estate                 2011         $    27        .02%           .03%
Investment                  2010             108
Portfolio                   2009               0

International               2011         $ 7,187        .40%           .08%
Value Portfolio             2010          14,809
                            2009           2,586

Balanced Wealth             2011         $   220        .04%           .05%
Strategy Portfolio          2010             137
                            2009               0


Disclosure of Portfolio Holdings
--------------------------------

            The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

            The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the Portfolio's holdings. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Directors determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International, RR Donnelley Financial and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

            Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

            Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, an insurance company segregated account is permitted to look-through a Portfolio to satisfy asset diversification tests and treat its underlying securities, rather than the Portfolio, as investments subject to certain diversification limits. A Portfolio will be considered adequately diversified if no more than 55% of its assets are represented by any one investment, no more than 70% of its assets are represented by any two investments, no more than 80% of its assets are represented by any three investments and no more than 90% of its assets are represented by any four investments. For this purpose, all securities issued by an issuer are treated as a single investment. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

            For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Portfolios
-----------------------------

            The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003.

            All shares of the Fund when duly issued will be fully paid and nonassessable. The Board is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

            If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolios would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.


             It is anticipated that annual meetings of shareholders will not be held; shareholder meetings will only be held when required by federal or state law. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board.


            Except as set forth above, the Directors shall continue to hold office and may appoint successor directors. Pursuant to an order received from the SEC, the Fund maintains participation agreements with insurance company separate accounts that obligate the insurance companies to pass any proxy solicitations through to underlying contractholders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contractholders, it is obligated to vote the shares that correspond to such contractholders in the same proportion as instructions received from all other applicable contractholders.


            To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of outstanding shares of each Portfolio as of April 2, 2012:


CLASS A SHARES
--------------


                                                            NUMBER OF        % OF CLASS A
PORTFOLIO            NAME AND ADDRESS                       CLASS A SHARES   SHARES
---------            ----------------                       --------------   ------------
Intermediate Bond    American General Life
Portfolio            Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 5,810,664              80.30%

                     Sun Life Assurance
                     Company of Canada (U.S.)
                     Attn:  James Joseph
                     P.O. Box 9133
                     Wellesley Hills, MA 02481-9133         408,894                 5.65%

                     The United States Life Insurance
                     Company In the City of New York
                     Attn: Ed Bacon
                     2727A Allen Pkwy., Mail Stop 4D-1
                     Houston, TX 77019-2116                 651,939                 9.01%

Large Cap Growth     Allmerica Financial Life
Portfolio            Insurance & Annuity Company
                     One Security Benefit Place
                     Topeka, KS  66636-1000                 324,219                 5.58%

                     American General Life
                     Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 1,163,159              20.03%

                     Merrill Lynch Life Insurance Company
                     ML-Life V
                     4333 Edgewood Rd., NE
                     Cedar Rapids, IA 52499-0001            415,215                 7.15%

                     Merrill Lynch Life Insurance Company
                     ML-Retirement Plus A
                     4333 Edgewood Rd., NE
                     Cedar Rapids, IA  52499-0001           2,467,471              42.49%

Growth and           American General Life
Income Portfolio     Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 2,304,629              31.91%

                     ING Life Insurance and Annuity
                     Company
                     Attn: ING Fund Operations
                     1 Orange Way, #B3N
                     Windsor, CT 06095-4773                 566,056                 7.84%

                     Lincoln Life Variable Annuity
                     Account
                     1300 S. Clinton St.
                     Fort Wayne, IN 46802-3506              1,497,464              20.73%

                     Merrill Lynch Life Insurance Company
                     ML-Retirement Power
                     4333 Edgewood Rd., NE
                     Cedar Rapids, IA 52499-0001            428,842                 5.94%

                     Nationwide Life Insurance Company
                     C/O IPO Portfolio Accounting
                     P.O. Box 182029
                     Columbus, OH  43218-2029               437,052                 6.05%

                     The United States Life Insurance
                     Company In the City of New York
                     Attn: Ed Bacon
                     2727A Allen Pkwy., Mail Stop 4D-1
                     Houston, TX 77019-2116                 367,354                 5.09%

Growth Portfolio     American General Life
                     Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 770,734                58.92%

                     American General Life
                     Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 68,855                  5.26%

                     The United States Life Insurance
                     Company In the City of New York
                     Attn: Ed Bacon
                     2727A Allen Pkwy., Mail Stop 4D-1
                     Houston, TX 77019-2116                 170,753                13.05%

                     UBS Life Insurance Co.
                     P.O. Box 1795
                     Erie, PA 16507-0795                    73,573                  5.62%

International        American General Life
Growth Portfolio     Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 1,786,440              31.46%

                     Great West Life & Annuity
                     Insurance Company
                     FBO Schwab Annuities
                     Attn: Investment Div 2T2
                     8515 E. Orchard Rd.
                     Englewood, CO 80111-5002               755,418                13.30%

                     The Prudential Insurance
                     Company of America
                     c/o Prubenefit Laureate
                     80 Livingston Ave., Bldg ROS3
                     Roseland, NJ  07068-1753               2,438,326              42.94%

Global Thematic      American General Life
Growth Portfolio     Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 805,268                29.53%

                     Lincoln Life Variable Annuity
                     Account
                     1300 S. Clinton St.
                     Fort Wayne, IN  46802-3506             1,116,174              40.94%

                     Merrill Lynch Life Insurance Company
                     ML-Retirement Plus A
                     4333 Edgewood Rd., NE
                     Cedar Rapids, IA 52499-0001            338,802                12.43%

                     The United States Life Insurance
                     Company In the City of New York
                     Attn: Ed Bacon
                     2727A Allen Pkwy., Mail Stop 4D-1
                     Houston, TX  77019-2116                172,740                 6.34%

Small Cap Growth     American General Life
Portfolio            Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 955,961                62.26%

                     Principal Life Insurance Co.
                     Attn: Individual Accounting
                     711 High Street
                     Des Moines, IA 50392-0001              217,977                14.20%

                     Nationwide Life Insurance Company
                     c/o IPO Portfolio Accounting
                     P.O. Box 182029
                     Columbus, OH 43218-2029                132,978                 8.66%

                     The United States Life Insurance
                     Company In the City of New York
                     Attn: Ed Bacon
                     2727A Allen Pkwy., Mail Stop 4D-1
                     Houston, TX 77019-2116                 91,254                  5.94%

Real Estate          American General Life
Portfolio            Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 1,025,183              19.50%

                     Great West Life & Annuity
                     Insurance Company
                     FBO Schwab Annuities
                     Attn: Investment Div 2T2
                     8515 E. Orchard Rd.
                     Englewood, CO 80111-5002               1,224,115              23.28%

                     The Prudential Insurance
                     Company of America
                     c/o Prubenefit Laureate
                     80 Livingston Ave., Bldg ROS3
                     Roseland, NJ 07068-1753                2,609,350              49.63%

International        American General Life
Value Portfolio      Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 856,576                18.23%

                     Great West Life & Annuity
                     Insurance Company
                     FBO Schwab Annuities
                     Attn: Investment Div 2T2
                     8515 E. Orchard Rd.
                     Englewood, CO 80111-5002               316,700                 6.74%

                     Lincoln Life Variable Annuity
                     Account
                     1300 S. Clinton St.
                     Fort Wayne, IN  46802-3506             853,810                18.17%

                     National Life Group
                     Sentinel Advantage
                     1 National Life Dr.
                     Montpelier, VT 05604-1000              361,380                 7.69%

                     Nationwide Life Insurance Company
                     c/o IPO Portfolio Accounting
                     P.O. Box 182029
                     Columbus, OH 43218-2029                251,034                 5.34%

                     Nationwide Life Insurance Company
                     c/o IPO Portfolio Accounting
                     P.O. Box 182029
                     Columbus, OH 43218-2029                910,300                19.37%

                     Sun Life Assurance
                     Company of Canada (U.S.)
                     Large Case PPVul Separate Acct.
                     Attn:  Howard Harding SC 1145
                     One Sun Life Executive Park
                     Wellesley Hills, MA 02481              260,989                 5.55%

Small/Mid Cap        American General Life
Value Portfolio      Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 1,172,945              12.38%

                     AUL American Individual Variable
                     Annuity Unit Trust
                     Separate Accounts Administration
                     P.O. Box 368
                     Indianapolis, IN 46206-0368            751,463                 7.93%

                     Lincoln Life Variable Annuity
                     Account
                     1300 S. Clinton St.
                     Fort Wayne, IN 46802-3506              4,410,167              46.54%

                     Nationwide Life Insurance Company
                     c/o IPO Portfolio Accounting
                     P.O. Box 182029
                     Columbus, OH 43218-2029                638,817                 6.74%

                     New York Life Insurance And Annuity
                     Corporation
                     169 Lackawanna Ave.
                     Parsippany, NJ 07054-1007              497,377                 5.25%

Value Portfolio      Merrill Lynch Life Insurance Company
                     ML - IVC Investors Series
                     4333 Edgewood Rd., NE
                     Cedar Rapids, IA 52499-0001            120,492                81.48%

                     Merrill Lynch Life Insurance
                     Company of New York
                     MLNY - IVC Investors Series
                     4333 Edgewood Rd., NE
                     Cedar Rapids, IA 52499-0001            23,972                 16.21%

Balanced Wealth      American General Life
Strategy Portfolio   Insurance Company of Delaware
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 3,638,993              88.80%

                     The United States Life Insurance
                     Company In the City of New York
                     Attn: Ed Bacon
                     2727A Allen Pkwy., Mail Stop 4D-1
                     Houston, TX 77019-2116                 273,090                 6.66%

Dynamic Asset        AllianceBernstein L.P.
Allocation           Attn: Brent Mather-Seed Acct.
Portfolio            1 N. Lexington Ave.
                     White Plains, NY 10601-1712            1,000                    100%

CLASS B SHARES
--------------

                                                            NUMBER OF        % OF CLASS B
PORTFOLIO            NAME AND ADDRESS                       CLASS A SHARES   SHARES
---------            ----------------                       --------------   -------------
Intermediate Bond    Hartford Life
Portfolio            Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT 06104-2999                237,682                 9.29%

                     Sun Life Assurance
                     Company of Canada (U.S.)
                     Attn: James Joseph
                     P.O. Box 9133
                     Wellesley Hills, MA 02481-9133         195,994                 7.66%

                     SunAmerica Annuity and Life
                     Assurance Company
                     Attn: Variable Annuity Accounting
                     21650 Oxnard St., MSC 6-7
                     Woodland Hills, CA 91367-4901          1,850,071              72.32%

Large Cap Growth     Allmerica Financial Life
Portfolio            Insurance & Annuity Company
                     One Security Benefit Place
                     Topeka, KS 66636-1000                  1,010,006              14.43%

                     Allstate Life Insurance Company
                     3100 Sanders Road, #N4A
                     Northbrook, IL 60062-7156              629,843                 9.00%

                     American General Life
                     Insurance Company of Delaware Account
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 710,171                10.15%

                     GE Life and Annuity
                     Assurance Company
                     6610 W. Broad St.
                     Bldg 3, 5th Floor
                     Attn: Variable Accounting
                     Richmond, VA 23230-1702                442,035                 6.31%

                     Horace Mann
                     Life Insurance Company
                     Separate Account
                     Horace Mann
                     Springfield, IL 62715-0001             1,142,827              16.33%

                     Transamerica Life Insurance Co.
                     FMD Operational Accounting
                     4333 Edgewood Rd., NE
                     Cedar Rapids, IA 52499-0001            594,339                 8.49%

Growth and Income    Allmerica Financial Life
Portfolio            Insurance & Annuity Company
                     One Security Benefit Place
                     Topeka, KS 66636-1000                  2,472,324               6.23%

                     Allstate Life Insurance Company
                     3100 Sanders Road, #N4A
                     Northbrook, IL 60062-7156              3,230,364               8.13%

                     American General Life
                     Insurance Company of Delaware Account
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 2,446,692               6.16%

                     GE Life and Annuity
                     Assurance Company
                     6610 W. Broad St.
                     Bldg 3, 5th Floor
                     Attn: Variable Accounting
                     Richmond, VA 23230-1702                2,931,986               7.38%

                     IDS Life Insurance Corp.
                     1438 AXP Financial Ctr.
                     Minneapolis, MN 55474-0014             8,526,734              21.47%

                     Lincoln Life Variable Annuity
                     Account
                     1300 S. Clinton St.
                     Fort Wayne, IN 46802-3506              9,609,590              24.20%

                     Transamerica Life Insurance Co.
                     FMD Operational Accounting
                     4333 Edgewood Rd., NE
                     Cedar Rapids, IA 52499-0001            2,154,526               5.43%

Growth Portfolio     Allstate Life Insurance Company
                     3100 Sanders Rd., #N4A
                     Northbrook, IL 60062                   1,064,464              44.35%

                     American General Life
                     Insurance Company of Delaware Account
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 644,464                26.85%

                     SunAmerica Annuity and Life
                     Assurance Company
                     Attn: Variable Annuity Accounting
                     21650 Oxnard St., MSC 6-7
                     Woodland Hills, CA 91367-4901          372,488                15.52%

International        AXA Equitable Life Insurance
Growth Portfolio     Company Separate Account
                     1290 Avenue of the Americas
                     11th Floor
                     New York, NY 10104-1472                286,801                 7.55%

                     Hartford Life and Annuity
                     Separate Account
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT 06104-2999                1,603,716              42.21%

                     Hartford Life
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford CT, 06104-2999                417,949                11.00%

                     Sun Life Assurance
                     Company of Canada (U.S.)
                     One Sunlife Executive Park
                     Wellesley Hills, MA 02481              759,479                19.99%

                     SunAmerica Annuity and Life
                     Assurance Company
                     Attn: Variable Annuity Accounting
                     21650 Oxnard St., MSC 6-7
                     Woodland Hills, CA 91367-4901          416,827                10.97%

Global Thematic      American General Life
Growth Portfolio     Insurance Company of Delaware
                     Account
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 395,262                 6.09%

                     IDS Life Insurance Co.
                     222 AXP Financial Ctr.
                     Minneapolis, MN 55474-0014             635,951                 9.79%

                     Lincoln Life Variable Annuity
                     1300 S. Clinton St.
                     Fort Wayne, IN 46802-3506              3,275,286              50.43%

Small Cap Growth     GE Life and Annuity
Portfolio            Assurance Company
                     6610 W. Broad St.
                     Bldg 3, 5th Floor
                     Attn: Variable Accounting
                     Richmond, VA 23230-1702                944,520                59.21%

                     Horace Mann
                     Life Insurance Company
                     Separate Account
                     Horace Mann
                     Springfield, IL 62715-0001             131,546                 8.25%

                     Jefferson National Life Insurance
                     Company
                     Attn: Separate Accounts
                     9920 Corporate Campus Dr., Ste 1000
                     Louisville, KY 40223-4051              84,718                  5.31%

                     SunAmerica Annuity and Life
                     Assurance Company
                     Attn: Variable Annuity Accounting
                     21650 Oxnard St., MSC 6-7
                     Woodland Hills, CA 91367-4901          321,958                20.18%

Real Estate          Guardian Ins & Annuity Co Inc.
Investment           S/A
Portfolio            3900 Burgess Pl.
                     Bethlehem, PA 18017-9097               164,656                14.76%

                     Guardian Ins & Annuity Co Inc.
                     S/A
                     3900 Burgess Pl.
                     Bethlehem, PA 18017-9097               113,258                10.15%

                     Guardian Ins & Annuity Co Inc.
                     S/A
                     3900 Burgess Pl.
                     Bethlehem, PA 18017-9097               399,271                35.80%

                     SunAmerica Annuity and Life
                     Assurance Company
                     Attn: Variable Annuity Accounting
                     21650 Oxnard St., MSC 6-7
                     Woodland Hills, CA 91367-4901          389,914                34.96%

International        GE Life and Annuity
Value Portfolio      Assurance Company
                     6610 W. Broad St.
                     Bldg 3, 5th Floor
                     Attn: Variable Accounting
                     Richmond, VA 23230-1702                7,405,332               8.30%

                     Hartford Life and Annuity
                     Separate Account
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT 06104-2999                18,671,228             20.94%

                     Hartford Life
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT 06104-2999                7,557,059               8.47%

                     IDS Life Insurance Corp.
                     1438 AXP Financial Ctr.
                     Minneapolis, MN 55474-0014             23,102,346             25.91%

                     Lincoln Life Variable Annuity Account
                     1300 S. Clinton St.
                     Fort Wayne, IN 46802-3506              15,585,966             17.48%

                     Sun Life Assurance
                     Company of Canada (U.S.)
                     One Sunlife Executive Park
                     Wellesley Hills, MA 02481              5,414,712               6.07%

Small/Mid Cap        Allstate Life Insurance Company
Value Portfolio      3100 Sanders Rd., #N4A
                     Northbrook, IL 60062-7156              1,184,316               5.72%

                     Hartford Life and Annuity
                     Separate Account
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT 06104-2999                3,797,615              18.34%

                     Hartford Life
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT 06104-2999                1,068,033               5.16%

                     Lincoln Life Variable Annuity
                     Account
                     1300 S. Clinton St.
                     Fort Wayne, IN 46802-3506              8,391,547              40.52%

                     Nationwide Life Insurance Company
                     c/o IPO Portfolio Accounting
                     P.O. Box 182029
                     Columbus, OH 43218-2029                3,425,532              16.54%

Value Portfolio      American General Life
                     Insurance Company of Delaware
                     Account
                     Attn: Ed Bacon
                     2727A Allen Pkwy., #4D1
                     Houston, TX 77019-2107                 1,617,826               9.32%

                     Hartford Life
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT 06104-2999                4,431,163              25.52%

                     Hartford Life and Annuity
                     Separate Account
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT  06104-2999               9,253,142              53.29%

Balanced Wealth      Hartford Life and Annuity
Strategy Portfolio   Separate Account
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT 06104-2999                9,318,675              20.93%

                     Hartford Life
                     Attn: UIT Operations
                     P.O. Box 2999
                     Hartford, CT  06104-2999               3,804,898               8.55%

                     Separate Account A of Pacific
                     Life Insurance Company
                     700 Newport Center Drive
                     Newport Beach, CA 92660-6307           12,091,898             27.16%

                     SunAmerica Annuity and Life
                     Assurance Company
                     Attn: Variable Annuity Accounting
                     21650 Oxnard St., MSC 6-7
                     Woodland Hills, CA 91367-4901          3,703,956               8.32%

                     Sunlife Assurance
                     Company of Canada (U.S.)
                     One Sunlife Executive Park
                     Wellesley Hills, MA 02481              5,127,649              11.52%

                     Transamerica Life Insurance Co.
                     FMD Operational Accounting
                     4333 Edgewood Rd., NE
                     Cedar Rapids, IA 52499-0001            2,252,166               5.06%

Dynamic Asset        Ohio National Life Insurance Co.
Allocation           FBO Its Separate Accounts
Portfolio            One Financial Way
                     ATTN: Cathy Gehr, Mail Code 56
                     Cincinnati, OH 45242-5851              4,226,569              45.42%

                     Sunlife Insurance and Annuity
                     Company of New York
                     One Sunlife Executive Park
                     Wellesley Hills, MA 02481              482,077                 5.18%

                     Sunlife Assurance
                     Company of Canada (U.S.)
                     One Sunlife Executive Park
                     Wellesley Hills, MA 02481              4,596,039              49.39%



Custodian
---------

            State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Board, State Street may enter into sub-custodial agreements for the holding of the Fund's securities of foreign issuers.

Principal Underwriter
---------------------

            AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York, 10004.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

Code Of Ethics And Proxy Voting Policies And Procedures
-------------------------------------------------------

            The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

            The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

            Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

--------------------------------------------------------------------------------


            The financial statements of the Portfolios of the Fund for the fiscal year ended December 31, 2011 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Portfolios' annual reports. The annual report was filed on Form N-CSR with the SEC on February 27, 2012. It is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                                  APPENDIX A:

             STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------




1.    INTRODUCTION

      As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI Policy") is attached to this Statement as an Exhibit.

      We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    PROXY POLICIES

      Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1.  Corporate Governance

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2.  Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require
            it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

      2.9.  ESG

            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.    PROXY VOTING PROCEDURES

      3.1.  Proxy Voting Committees

            Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

      3.2.  Engagement

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

            Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

      3.3.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

      3.4.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking". Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

      3.5.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.6.  Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

            [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.AllianceBernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

                                                                         Exhibit

                         Statement of Policy Regarding
                             Responsible Investment

                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment


1. Introduction

AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by John Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of the Proxy Voting Committee for Bernstein.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Steve Cheetham: SVP-Value, London
James Crawford: SVP-Value, Australia
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
David Lesser: VP-Legal, New York
Jason Ley: SVP-Growth, Chicago
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
John Phillips: SVP-Value, New York
Guy Prochilo: SVP-Institutional Investments, New York
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands


SK 00250 0292 1255463 v3

                                     PART C
                               OTHER INFORMATION

ITEM 28.    EXHIBITS:

      (a)   (1)   Articles of Amendment and Restatement to Articles of
                  Incorporation of the Registrant dated February 1, 2006 and filed February 23, 2006 - Incorporated by reference to Exhibit
                  (a)(2) to Post-Effective Amendment No. 41 of Registrant's
                  Registration Statement on Form N-1A (File Nos. 33-18647 and
                  811-05398), filed with the Securities and Exchange Commission on March 1, 2006.

            (2) Articles of Amendment to Articles of Incorporation of the Registrant, dated January 9, 2008 and filed January 15, 2008 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 44 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 3, 2008.

            (3) Articles of Amendment to Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.

            (4) Articles of Amendment to Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.

            (5) Articles of Amendment to Articles of Incorporation of the Registrant, dated September 26, 2008 and filed September 26, 2008 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 26, 2009.

            (6) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 9, 2009 and filed April 6, 2009 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

            (7) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

            (8) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

            (9) Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.

            (10) Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.

            (11) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 16, 2011 and filed March 16, 2011 - Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 53 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 31, 2011.

      (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits to Form NSAR-A for the Registrant filed with the Securities and Exchange Commission on August 29, 2006.

      (c)   Not applicable.

      (d)   (1)   Sub-Advisory Agreement between AllianceBernstein L.P. and Law,
                  Dempsey & Company Limited, relating to the Global Bond
                  Portfolio - Incorporated by reference to Exhibit (5)(b) to
                  Post-Effective Amendment No. 22 of Registrant's Registration
                  Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

            (2) Investment Advisory Agreement between Registrant and AllianceBernstein L.P., dated July 22, 1992, as amended as of May 1, 1997, May 1, 2001, May 1, 2003, May 1, 2004, September
                  7, 2004, May 1, 2005, August 3, 2006 and April 1, 2011 -
                  Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 53 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 31, 2011.

      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 22 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

            (2) Class B Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on May 4, 1999.

      (f)   Not applicable.

      (g) Master Custodian Agreement dated August 3, 2009 between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

      (h)   (1)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

            (2) Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 27, 2005.

            (3) Form of Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 1, 2006.

      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

      (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

      (k)   Not applicable.

      (l)   Not applicable.

      (m) Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on May 4, 1999.

      (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 11, 2004.

      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 31 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2001.


            (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 105 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 7, 2011.

Other Exhibits:

                  Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert
                  M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.


ITEM 29.    Persons Controlled by or under Common Control with Registrant.

            None.

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Amended and Restated Articles of Incorporation, filed as Exhibit (a),
            Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) and Section 9 of the Distribution Services Agreement filed as Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
            Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 28.

            Article EIGHTH of the Registrant's Articles of Amendment and Restatement of Articles of Incorporation reads as follows:

            EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

            (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or
            (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

            (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

            (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

            The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            ARTICLE IX of the Registrant's Amended and Restated By-laws reads as follows:

            ARTICLE IX. Indemnification.

            To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

            Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 31.    Business and Other Connections of Adviser.

            The descriptions of AllianceBernstein L.P. under the caption Management of the Fund in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 32.    Principal Underwriters.


      (a) ABI, is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

            AllianceBernstein Balanced Shares, Inc.
            AllianceBernstein Blended Style Series, Inc.
            AllianceBernstein Bond Fund, Inc.
            AllianceBernstein Cap Fund, Inc.
            AllianceBernstein Core Opportunities Fund, Inc.
            AllianceBernstein Corporate Shares
            AllianceBernstein Equity Income Fund, Inc.
            AllianceBernstein Exchange Reserves
            AllianceBernstein Fixed-Income Shares, Inc.
            AllianceBernstein Global Bond Fund, Inc.
            AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc.
            AllianceBernstein Greater China '97 Fund, Inc.
            AllianceBernstein Growth and Income Fund, Inc.
            AllianceBernstein High Income Fund, Inc.
            AllianceBernstein Institutional Funds, Inc.
            AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
            AllianceBernstein International Growth Fund, Inc.
            AllianceBernstein Large Cap Growth Fund, Inc.
            AllianceBernstein Municipal Income Fund, Inc.
            AllianceBernstein Municipal Income Fund II
            AllianceBernstein Short Duration Portfolio(1)
            AllianceBernstein Small/Mid Cap Growth Fund, Inc.
            AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
            AllianceBernstein Unconstrained Bond Fund, Inc.
            Sanford C. Bernstein Fund II, Inc.
            The AllianceBernstein Pooling Portfolios
            The AllianceBernstein Portfolios


---------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

            (b) The following are the Directors and Officers of AllianceBernstein Investments, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.


                             POSITIONS AND               POSITIONS AND
                             OFFICES WITH                OFFICES WITH
NAME                         UNDERWRITER                 REGISTRANT
----                         -----------                 ----------

Directors
---------

Robert M. Keith              Director and President      President and Chief
                                                         Executive Officer

Mark R. Manley               Director and Secretary

Officers
--------

Emilie D. Wrapp              Senior Vice President,      Secretary
                             Assistant General Counsel
                             and Assistant Secretary

Kenneth F. Barkoff           Senior Vice President

Laurence H. Bertan           Senior Vice President and
                             Assistant Secretary

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

John C. Endahl               Senior Vice President

Adam E. Engelhardt           Senior Vice President

John Edward English          Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Michael Foley                Senior Vice President

Mark A. Gessner              Senior Vice President

Kenneth L. Haman             Senior Vice President

Michael S. Hart              Senior Vice President

Joseph P. Healy              Senior Vice President

Mary V. Kralis Hoppe         Senior Vice President

Harold Hughes                Senior Vice President

Scott Hutton                 Senior Vice President

Ajai M. Kaul                 Senior Vice President

Georg Kyd-Rebenburg          Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President and
                             Assistant Controller

William Marsalise            Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Guy Prochilo                 Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Elizabeth M. Smith           Senior Vice President

Mark Sullivan                Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Derek Yung                   Senior Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

James J. Bracken             Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Michael A. Capella           Vice President

Alice L. Chan                Vice President

Laura A. Channell            Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Michael C. Conrath           Vice President

Dwight P. Cornell            Vice President

Robert A. Craft              Vice President

Silvio Cruz                  Vice President

Walter F. Czaicki            Vice President

John M. D'Agostino           Vice President

Christine M. Dehil           Vice President

Giuliano De Marchi           Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Daniel Ennis                 Vice President

Gregory M. Erwinski          Vice President

Michael J. Ferraro           Vice President

Andrew H. Fischer            Vice President

Robert K. Forrester          Vice President

Yuko Funato                  Vice President

Kevin T. Gang                Vice President

Mark C. Glatley              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Tetsuya Hada                 Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

Terry L. Harris              Vice President

Oliver Herson                Vice President

Lia A. Horii                 Vice President

Vincent Huang                Vice President

Eric S. Indovina             Vice President

Tina Kao                     Vice President

Hiroshi Kimura               Vice President

Scott M. Krauthamer          Vice President

Stephen J. Laffey            Vice President and          Assistant Secretary
                             Counsel

Jeffrey J. Lamb              Vice President

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Laurel E. Lindner            Vice President

Darren L. Luckfield          Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Osama Mari                   Vice President

Russell B. Martin            Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

Bart D. Miller               Vice President

David Mitchell               Vice President

Thomas F. Monnerat           Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

Jennifer A. Mulhall          Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Suzanne E. Norman            Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Leo J. Peters IV             Vice President

Thomas C. Pfeifer            Vice President

Jared M. Piche               Vice President

Jeffrey Pietragallo          Vice President

Joseph J. Proscia            Vice President

John D. Prosperi             Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

James A. Rie                 Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Claudio Rondolini            Vice President

Gregory M. Rosta             Vice President and
                             Assistant Secretary

Kristin M. Seabold           Vice President

Karen Sirett                 Vice President

John F. Skahan               Vice President

Orlando Soler                Vice President

Daniel L. Stack              Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Keri-Ann S. Toritto          Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian B. Verlingo        Vice President

Christian G. Wilson          Vice President

Stephen M. Woetzel           Vice President

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Yoshinari Yagi               Vice President

Isabelle (Hsin-I) Yen        Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Aimee K. Alan                Assistant Vice President

Constantin L. Andreae        Assistant Vice President

Steven D. Barbesh            Assistant Vice President

Corey S. Beckerman           Assistant Vice President

Claudio Roberto Bello        Assistant Vice President

Roy C. Bentzen               Assistant Vice President

Robert A. Brazofsky          Assistant Vice President

James M. Broderick           Assistant Vice President

Erik Carell                  Assistant Vice President

Christopher J. Carrelha      Assistant Vice President

Mikhail Cheskis              Assistant Vice President

Daisy (Sze Kie) Chung        Assistant Vice President

Francesca Dattola            Assistant Vice President

Kevin M. Dausch              Assistant Vice President

Marc J. Della Pia            Assistant Vice President

Arend J. Elston              Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Cecilia N. Gomes             Assistant Vice President

Friederike Grote             Assistant Vice President

Joseph Haag                  Assistant Vice President

Brian M. Horvath             Assistant Vice President

Sylvia Hsu                   Assistant Vice President

Isabelle Husson              Assistant Vice President

Joseph D. Kearney            Assistant Vice President

Jang Joong Kim               Assistant Vice President

Junko Kimura                 Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Edward G. Lamsback           Assistant Vice President

Ginnie Li                    Assistant Vice President

Jim Liu                      Assistant Vice President

Mark J. Maier                Assistant Vice President

Matthew J. Malvey            Assistant Vice President

David G. Mitchell            Assistant Vice President

Rachel A. Moon               Assistant Vice President

Nora E. Murphy               Assistant Vice President

William N. Parker            Assistant Vice President

Brian W. Paulson             Assistant Vice President

Steven Pavlovic              Assistant Vice President

Pablo Perez                  Assistant Vice President

Anthony W. Piccola           Assistant Vice President

Mark A. Quarno               Assistant Vice President

Jennifer B. Robinson         Assistant Vice President

Jennifer R. Rolf             Assistant Vice President

Richard A. Schwam            Assistant Vice President

Michael J. Shavel            Assistant Vice President

Chizu Soga                   Assistant Vice President

Chang Min Song               Assistant Vice President

Matthew M. Stebner           Assistant Vice President

Michiyo Tanaka               Assistant Vice President

Miyako Taniguchi             Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Annabelle C. Watson          Assistant Vice President

Wendy Weng                   Assistant Vice President

Jeffrey Western              Assistant Vice President

William Wielgolewski         Assistant Vice President

Colin T. Burke               Assistant Secretary


      (c)   Not Applicable.

ITEM 33.    Location of Accounts and Records.

            The accounts, books and other documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of The Bank of New York, the Registrant's custodian, One Wall Street, New York, NY 10286. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.    Management Services.

            Not Applicable.

ITEM 35.    Undertakings.

            Not Applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 27th day of April, 2012.


            ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


                                   By:    /s/Robert M. Keith*
                                          -------------------
                                          Robert M. Keith
                                          President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

      SIGNATURE                      TITLE                        DATE
      ---------                      -----                        ----

1.    Principal Executive Officer


         /s/ Robert M. Keith*        President and Chief          April 27, 2012
         -------------------         Executive Officer
             Robert M. Keith


2.    Principal Financial and
      Accounting Officer


         /s/ Joseph  J. Mantineo     Treasurer and                April 27, 2012
         -----------------------     Chief Financial
             Joseph J. Mantineo      Officer


3.    All of the Directors:

      John H. Dobkin*
      Michael Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Robert M. Keith*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*


      *By: /s/ Stephen J. Laffey                                  April 27, 2012
           ---------------------
               Stephen J. Laffey
               (Attorney-in-fact)

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.         Description of Exhibits
-----------         -----------------------

(i)                 Opinion and Consent of Seward & Kissel LLP

(j)                 Consent of Independent Registered Public Accounting Firm


Other Exhibits      Powers of Attorney


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